                                                                     EXHIBIT 4.3

                               CAMCO THRIFT PLAN
               (Amended and Restated Effective January 1, 1997)

                               TABLE OF CONTENTS


ARTICLE I.  DEFINITIONS........................................................   I-2
   1.1.   Account..............................................................   I-2
   1.2.   Act..................................................................   I-2
   1.3.   Active Service.......................................................   I-3
   1.4.   Affiliated Employer..................................................   I-3
   1.5.   Beneficiary..........................................................   I-3
   1.6.   Board................................................................   I-3
   1.7.   Code.................................................................   I-3
   1.8.   Committee............................................................   I-3
   1.9.   Compensation Deferral Agreement......................................   I-3
   1.10.  Considered Compensation..............................................   I-3
   1.11.  Contribution.........................................................   I-4
   1.12.  Effective Date.......................................................   I-4
   1.13.  Elective Contribution................................................   I-4
   1.14.  Employee.............................................................   I-5
   1.15.  Employee Account.....................................................   I-5
   1.16.  Employee Voluntary Contribution......................................   I-5
   1.17.  Employer.............................................................   I-5
   1.18.  Employer Account.....................................................   I-5
   1.19.  Entry Date...........................................................   I-6
   1.20.  Highly Compensated Employee..........................................   I-6
   1.21.  Leased Employee......................................................   I-6
   1.22.  Matching Contribution................................................   I-6
   1.23.  Net Income...........................................................   I-6
   1.24.  Non-Highly Compensated Employee......................................   I-7
   1.25.  Participant..........................................................   I-7
   1.26.  Plan.................................................................   I-7
   1.27.  Plan Sponsor.........................................................   I-7
   1.28.  Plan Year............................................................   I-7
   1.29.  Prior Plan...........................................................   I-7
   1.30.  Profit Sharing Contribution..........................................   I-7
   1.31.  Qualified Non-Elective Contribution..................................   I-7
   1.32.  Retired Participant..................................................   I-7
   1.33.  Rollover Account.....................................................   I-7
   1.34.  Rollover Contribution................................................   I-8
   1.35.  Telephonic Procedures................................................   I-8
   1.36.  Total and Permanent Disability.......................................   I-8
   1.37.  Transferred..........................................................   I-8
   1.38.  Trust................................................................   I-8
   1.39.  Trustee..............................................................   I-8

   1.40.  Trust Fund...........................................................     I-8
   1.41.  Valuation Date.......................................................     I-8

ARTICLE II.   EMPLOYEES ELIGIBLE TO PARTICIPATE................................    II-1
   2.1.   Eligibility Requirements.............................................    II-1
   2.2.   Frozen Participation.................................................    II-2
   2.3.   Active Service.......................................................    II-3

ARTICLE III.  CONTRIBUTIONS....................................................   III-1
   3.1.   Employee Voluntary Contributions.....................................   III-1
   3.2.   Compensation Deferral Agreements for Elective Contributions:.........   III-1
   3.3.   Rollover Contributions...............................................   III-6
   3.4.   Employer Contributions...............................................   III-6
   3.5.   Highly Compensated Employee..........................................  III-25
   3.6.   Composition of and Deadline for Payment of Employer Contributions....  III-30
   3.7.   Return of Contributions for Mistake, Disqualification or
          Disallowance of Deduction............................................  III-31
   3.8.   Qualified Military Service...........................................  III-32

ARTICLE IV.   PARTICIPATION....................................................    IV-1
   4.1.   Periodic Certification by Employer...................................    IV-1
   4.2.   Allocation of Employer Contributions:................................    IV-1
   4.3.   Limitation on Additions to Account:..................................    IV-2
   4.4.   Periodic Valuation of Trust Fund.....................................   IV-10
   4.5.   Daily Valuation of Trust Fund........................................   IV-11
   4.6.   Forfeitures and Allocation Thereof...................................   IV-12
   4.7.   Effective Date of Allocations and Adjustments........................   IV-15
   4.8.   Accounting for Transferred Participant...............................   IV-15
   4.9.   No Vesting Unless Otherwise Prescribed...............................   IV-15
   4.10.  Investment Elections with Respect to Commingled Funds:...............   IV-16
   4.11.  Special Transition Rule..............................................   IV-18

ARTICLE V.    RETIREMENT.......................................................     V-1
   5.1.   Early Retirement.....................................................     V-1
   5.2.   Normal Retirement....................................................     V-1
   5.3.   Late Retirement......................................................     V-1
   5.4.   Rights of Participants and Prohibition of Unauthorized Distribution..     V-1

ARTICLE VI.   DISTRIBUTION OF BENEFITS.........................................    VI-1
   6.1.   Death Benefit........................................................    VI-1
   6.2.   Retirement Benefit...................................................    VI-3
   6.3.   Total and Permanent Disability Benefit...............................    VI-3
   6.4.   Severance Benefit....................................................    VI-3
   6.5.   Accounting for Distributions; Offsets in Special Circumstances.......    VI-4

   6.6.   Distributions-Settlement Options:....................................    VI-5
   6.7.   Lost Participants or Beneficiaries; Escheat..........................   VI-17
   6.8.   Withdrawals by Participants..........................................   VI-18
   6.9.   Claims Procedure for Benefits........................................   VI-22
   6.10.  Loans to Participants and Beneficiaries..............................   VI-23
   6.11.  Distributions to Divorced Spouse.....................................   VI-29
   6.12.  Special Transition Rule..............................................   VI-29

ARTICLE VII.   TOP-HEAVY PLAN PROVISIONS.......................................   VII-1
   7.1.   General Rules for Determining Top-Heavy Status.......................   VII-1
   7.2.   Computation of Present Value of Accrued Benefits.....................   VII-2
   7.3.   Special Rules for Plan Years that Plan is Top-Heavy..................   VII-4
   7.4.   Definitions..........................................................   VII-5

ARTICLE VIII.  COMMITTEE.......................................................  VIII-1
   8.1.   Appointment, Term of Service and Removal.............................  VIII-1
   8.2.   Powers...............................................................  VIII-1
   8.3.   Organization.........................................................  VIII-3
   8.4.   Quorum and Majority Action...........................................  VIII-3
   8.5.   Signatures...........................................................  VIII-3
   8.6.   Disqualification of Committee Participant............................  VIII-3
   8.7.   Disclosure to Participants...........................................  VIII-3
   8.8.   Standard of Performance..............................................  VIII-4
   8.9.   Liability of Committee and Liability Insurance.......................  VIII-4
   8.10.  Exemption from Bond..................................................  VIII-4
   8.11.  No Compensation......................................................  VIII-4
   8.12.  Persons Serving in Dual Fiduciary Roles..............................  VIII-5
   8.13.  Administrator........................................................  VIII-5
   8.14.  Indemnification of Participants of Committee.........................  VIII-5

ARTICLE IX.    TRUSTEE.........................................................    IX-1
   9.1.   Appointment..........................................................    IX-1
   9.2.   Authority............................................................    IX-1
   9.3.   Investment Powers....................................................    IX-1
   9.4.   Voting Company Stock.................................................    IX-4
   9.5.   Tender Offer for Company Stock.......................................    IX-6
   9.6.   Standard of Performance..............................................    IX-7
   9.7.   Liability for Investments............................................    IX-8
   9.8.   Reliance on Directions...............................................    IX-8
   9.9.   General Liability of the Trustee.....................................    IX-8
   9.10.  Proof of Trustee's Authority.........................................    IX-8
   9.11.  Accounting Required by Trustee.......................................    IX-9
   9.12.  Resignation or Removal of Trustee....................................    IX-9
   9.13.  Appointment and Power of Successor Trustee...........................    IX-9

   9.14.  Compensation of Trustee..............................................   IX-10
   9.15.  Bonding..............................................................   IX-10
   9.16.  Assignment of Trusteeship............................................   IX-10

ARTICLE X.     ADOPTION OF PLAN BY OTHER EMPLOYERS.............................     X-1
   10.1.  Adoption Procedure...................................................     X-1
   10.2.  No Joint Venture Implied.............................................     X-1
   10.3.  Transfer of Participants.............................................     X-1

ARTICLE XI.    AMENDMENT AND TERMINATION.......................................    XI-1
   11.1.  Right to Amend and Limitations Thereon...............................    XI-1
   11.2.  Mandatory Amendments.................................................    XI-2
   11.3.  Withdrawal of an Employer............................................    XI-2
   11.4.  Voluntary and Involuntary Termination................................    XI-3
   11.5.  Vesting Upon Discontinuance of Employer Contributions, Total or
          Partial Terminatio...................................................    XI-5
   11.6.  Continuance Permitted Upon Sale or Transfer of Assets................    XI-6
   11.7.  Requirement on Merger, Transfer, etc.................................    XI-6

ARTICLE XII.   MISCELLANEOUS...................................................   XII-1
   12.1.  Plan Not An Employment Contract......................................   XII-1
   12.2.  Benefits Provided Solely From Trust Fund.............................   XII-1
   12.3.  Spendthrift Provision................................................   XII-1
   12.4.  Gender, Tense and Headings...........................................   XII-2
   12.5.  General Transition Rules Relating to Amendment, Restatement and
          Continuation Of Plan.................................................   XII-2
   12.6.  Severability.........................................................   XII-3
   12.7.  Governing Law; Parties to Legal Actions..............................   XII-3
   12.8.  Notices..............................................................   XII-4
   12.9.  Counterparts.........................................................   XII-4

                               CAMCO THRIFT PLAN


     THIS AGREEMENT made the 21st day of Aril, 1998, by and between Camco International Inc., a Delaware corporation, and Ronald R. Randall and Herbert S. Yates, hereinafter collectively referred to as the Trustee,

                             W I T N E S S E T H:

     WHEREAS, for the exclusive benefit of its eligible employees and their beneficiaries, Camco, Incorporated, heretofore adopted the profit sharing plan and trust which were embodied in the instrument entitled "Camco, Incorporated Employees' Thrift Plan" (the "Prior Plan") which instrument was intended to meet the requirements for qualification and exemption under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") and to comply with applicable provisions of the Employee Retirement Income Security Act of 1974, as amended (the "Act"); and

     WHEREAS, it had been determined that said Prior Plan should be completely amended, restated and continued without a gap or lapse in coverage, time or effect of a qualified plan and exempt trust under applicable provisions of the Code in order (i) to effect numerous technical changes for the benefit of eligible employees and beneficiaries thereof, (ii) to ensure that the terms and provisions of the Prior Plan continue to meet the requirements for qualification and exemption under applicable provisions of the Code and to comply with applicable provisions of the Act following amendment of the Code and the Act by the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Act of 1986, the Omnibus Budget Reconciliation Act of 1987, the Technical and Miscellaneous Revenue Act of 1988 and the Omnibus Budget Reconciliation Act of 1989, the Unemployment Compensation Amendments of 1992, the Omnibus Budget Reconciliation Act of 1993, and regulations and other applicable guidance promulgated by appropriate governmental agencies pursuant to such legislation; (iii) to establish individual direction of investments by Participants; (iv) to change the name of the Prior Plan to the "Camco International Inc. Thrift Plan" primarily to reflect the change in name of the Plan Sponsor; and (v) to change the name, effective as of January 1, 1994, of the amended and restated plan to "Camco Thrift Plan" (the "Plan"), primarily for simplification; and

     WHEREAS, it has been determined that the Plan should again be completely amended, restated and continued without a gap or lapse in coverage, time or effect of a qualified plan and exempt trust under the applicable provisions of the Code in order to (i) incorporate the First Amendment, to provide for certain changes regarding cash outs and forfeitures requested by the Internal Revenue Service in connection with the issuance of a favorable determination letter for the preceding amendment and restatement of the Plan, the Second Amendment, to provide for reduction of the service requirement for early retirement, increase in the maximum amount of employer matching contributions, and the reflection of administrative improvements permitting Participants to increase the frequency with which they may change their rates of contributions, the Third Amendment, to clarify the Plan Sponsor's desires regarding the distribution of earnings on excess annual additions, the Fourth Amendment, to facilitate establishment of an investment fund that will invest in equity securities of the Plan Sponsor, and the Fifth Amendment, to provide employees of acquired business units with vesting service credit for pre-acquisition service and to clarify Plan provisions for withdrawal of Rollover Contributions after age 59 1/2, thereto, and (ii) ensure that the terms and provisions of the Plan continue to meet the requirements for qualification and exemption under applicable provisions of the Code and to comply with the provisions of the Act following amendment of the Code and the Act by the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended, the Small Business Job Protection Act of 1996, as amended, and the Taxpayer Relief Act of 1997, as amended, and the applicable guidance issued by appropriate governmental authorities under such legislation or otherwise; and

     WHEREAS, it is intended that certain other business organizations may adopt the form of the Plan for the exclusive benefit of their eligible employees and their eligible employees' beneficiaries; and

     WHEREAS, it is intended that the benefits offered under the form of the Plan will help retain and attract the highest quality employees by providing additional financial incentives and financial security for eligible employees and their beneficiaries;

     NOW, THEREFORE, the parties hereto enter into this agreement, as a complete amendment, restatement and continuation of the Prior Plan under the form of the Plan hereinafter set forth, without a gap or lapse in coverage, time or effect of a qualified plan and exempt trust under applicable provisions of the Code, as follows:


                                  ARTICLE I.

                                  DEFINITIONS

     As used herein, the words and phrases set forth below shall have the meaning attributed to them unless the context in which any such word or phrase appears reasonably requires a broader, narrower or different meaning:

     1.1.  Account:  "Account" shall mean, with respect to a Participant, all of
           -------
the ledger accounts maintained by the Committee to set out such Participant's proportionate interest in the Trust Fund. With respect to Plan Years that commence prior to January 1, 1989, accounts shall be maintained in accordance with the requirements of the Prior Plan. Should the Committee in its absolute discretion so direct, any of the Accounts maintained under the Plan may be divided into subaccounts in order to facilitate administration of the Plan.

     1.2.  Act:  "Act" shall mean the Employee Retirement Income Security Act of
           ---
1974, as amended, and regulations and other authority issued thereunder by the appropriate governmental authority. Reference to any section of the Act shall include reference to any successor section or provision of the Act.

     1.3.   Active Service:  "Active Service" shall mean such term as defined in
            --------------
Section 2.3 of the Plan.

     1.4.   Affiliated Employer:  "Affiliated Employer" shall mean an employer
            -------------------
which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code), or which is a trade or business (whether or not incorporated) which is under common control (within the meaning of
Section 414(c) of the Code), or which is a member of an affiliated service group of employers (within the meaning of Section 414(m) of the Code), which related group of corporations, businesses or employers includes an Employer; and any other entity required to be aggregated with an Employer pursuant to regulations under Section 414(o) of the Code.

     1..5   Beneficiary:  "Beneficiary" or "Beneficiaries" shall mean the
            -----------
person(s), the trust(s) created for the benefit of a person or persons who are the natural object of the Participant's or Retired Participant's bounty, or the Participant's or Retired Participant's estate, whichever is designated by the Participant or Retired Participant to receive the benefits payable hereunder upon his death.

     1.6.   Board:  "Board" shall mean the Board of Directors (or equivalent
            -----
governing authority) of the Plan Sponsor.

     1.7.   Code: "Code" shall mean the Internal Revenue Code of 1986, as
            ----
amended, and regulations and other authority issued thereunder by the appropriate governmental authority. References to any section of the Code or the income tax regulations shall include reference to any successor section or provision of the Code or income tax regulations, as applicable.

     1.8.   Committee: "Committee" shall mean the committee appointed by the
            ---------
Board pursuant to Article VIII hereof.

     1.9.   Compensation Deferral Agreement:  "Compensation Deferral Agreement"
            -------------------------------
shall mean a written agreement between a Participant and an Employer in a form satisfactory to the Committee to permit an Employer, in lieu of paying such amounts to the Participant in cash, to reduce such Participant's current Considered Compensation and contribute the amount of the reduction to the Plan as an Elective Contribution made by the Employer for the benefit of the Participant.

     1.10.  Considered Compensation:  "Considered Compensation" shall mean
            -----------------------
(subject to the top-heavy rules under Section 7.3(b)), as to each Employee, the regular compensation that is paid to him by an Employer during the Plan Year for services performed and which is currently includible in the Employee's gross income under the Code, including regular or base salary, hourly wages and/or commissions, plus overtime pay and bonuses, but excluding any non-cash forms of compensation and credits or benefits under the Plan or any other deferred compensation plan maintained by an Employer. Considered Compensation shall be determined before reduction under a compensation deferral agreement under (i) the Plan or another plan described in Section 401(k) or 408(k) of the Code, (ii) an annuity described in Section 403(b) of the Code or (iii) an election under a cafeteria plan described in Section 125 of the Code. With respect to Plan Years commencing after December 31, 1988 and before January 1, 1994, Considered Compensation in excess of $200,000 (as adjusted, as may be determined by the Commissioner of Internal Revenue, at the same time and in the same manner as prescribed in Section 415(d) of the Code) shall be disregarded; and with respect to Plan Years commencing after December 31, 1993, Considered Compensation in excess of $150,000 (as adjusted, as may be determined by the Commissioner of Internal Revenue, at such time and in such manner as is prescribed in Section 401(a)(17)(B) of the Code) (hereinafter each applicable dollar limitation shall be referred to as the "applicable compensation limitation") shall be disregarded. For Plan Years beginning prior to January 1, 1997, in determining the applicable compensation limitation, the rules pertaining to treatment of family members set out in the third paragraph of the definition of Highly Compensated Employee shall apply, except that in applying such rules, the term "family" shall include only the spouse and any lineal descendants of the Employee who have not attained age 19 before the close of the applicable Plan Year.

     For purposes of this definition of "Considered Compensation," and for purposes of the corresponding limitations on compensation in Sections 3.4(h); 3.4(j); 7.3(b); and 7.4(1), the following provisions shall apply:

            (a) The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which compensation is determined ("determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the applicable compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12;

            (b) If compensation for any prior determination period is taken into account in determining an employee's benefits accruing in the current plan year, the compensation for that prior determination period is subject to the applicable compensation limit in effect for that prior determination period, and for this purpose, for determination periods beginning before the first day of the first plan year beginning on or after January 1, 1994, the applicable compensation limit is $150,000.

     1.11.  Contribution:  "Contribution" shall mean as to an Employer, all
            ------------
amounts which an Employer contributes to the Trust Fund under the terms of the Plan. "Contribution" shall mean as to an Employee, an Employee Voluntary Contribution as defined below.

     1.12.  Effective Date:  "Effective Date" shall mean, subject to the
            --------------
transitional dates set forth in various sections of the Plan, January 1, 1997, the effective date of the complete amendment, restatement and continuation of the Camco Thrift Plan under the form of this Plan.

     1.13.  Elective Contribution:  "Elective Contribution" shall mean the
            ---------------------
amount which an Employer contributes to the Trust Fund on behalf of Participants pursuant to Compensation Deferral Agreements.

     1.14.  Employee: "Employee" shall mean every person employed as a common
            --------
law employee by an Employer, including, in the case of a corporation, officers (but excluding any director unless the director is also a salaried officer or other common law employee). In accordance with the requirements of Section 414(n) of the Code, any Leased Employee shall be treated as an Employee of the recipient Employer, however, contributions or benefits provided by the Leasing Organization (described in the definition of Leased Employee) which are attributable to services performed for the recipient Employer shall be treated as provided by the recipient Employer. Provided that Leased Employees do not comprise more than 20 percent of the recipient's nonhighly compensated work force (described in Section 414(n)(5)(C) of the Code), the preceding sentence shall not apply if such Leased Employee is covered by a money purchase pension plan providing: (i) an nonintegrated employer contribution rate of at least 10 percent of compensation, (ii) immediate participation by each employee of the Leasing Organization other than (a) employees who perform substantially all of their services for the Leasing Organization and (b) any individual whose compensation (as defined in Section 415(c)(3) of the Code, including also amounts contributed pursuant to a salary reduction agreement which are excludible from the individual's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code) from the Leasing Organization in each Plan Year during the 4-year period ending with the Plan Year is less than $1,000, and (iii) full and immediate vesting.

     1.15.  Employee Account: "Employee Account" shall mean, to the extent
            ----------------
applicable for each Participant, an account which reflects (i) the Participant's after-tax Employee Voluntary Contributions, if any, and (ii) the portion of any Employer Contributions which, pursuant to Section 3.4, have been recharacterized as after-tax Employee Voluntary Contributions, regardless of whether any Matching Contributions were made with respect thereto, and the appreciation or depreciation of the Trust Fund and the income earned or loss incurred by the Trust Fund allocated to the Employee Account.

     1.16.  Employee Voluntary Contribution:  "Employee Voluntary Contribution"
            -------------------------------
shall mean as to each Participant (i) the amount, if any, which a Participant contributes (in his capacity as a Participant) to the Trustee as an after-tax Employee Voluntary Contribution under Section 3.1, and (ii) the portion of any Elective Contributions which (pursuant to Section 3.4) has been recharacterized as an after-tax Employee Voluntary Contribution.

     1.17.  Employer: "Employer" shall mean the Plan Sponsor and any other
            --------
person (described in Section 7701(a) of the Code) which adopts the Plan in accordance with applicable provisions thereof.

     1.18   Employer Account: "Employer Account" shall mean, to the extent
            ----------------
applicable for each Participant, an account which reflects the portion of an Employer's Contributions allocated to the Participant, and the appreciation or depreciation and income or loss incurred by the Trust Fund allocated to such Employer Account. The Employer Account maintained for each Participant shall consist of (i) an Employer Nonforfeitable Contributions Account which shall separately reflect (a) any Elective Contributions which are authorized by the Participant and made by an Employer on behalf of such Participant, and (b) any Qualified Non-Elective

Contributions which are made by an Employer on behalf of the Participant, and
(c) the portion of any Profit Sharing Contributions which are made by an Employer on behalf of the Participant and are designated (in resolutions adopted by the Board and communicated to Participants) as allocable to the Employer Nonforfeitable Contributions Account; and/or (ii) an Employer Contributions Account which shall reflect (a) any Matching Contributions which are made by an Employer on behalf of the Participant in order to match Elective Contributions, and (b) any portion of the Profit Sharing Contributions which are made by an Employer on behalf of such Participant and not specifically designated (in resolutions adopted by the Board and communicated to Participants) as allocable to the Employer Nonforfeitable Contributions Account.

     1.19.  Entry Date: "Entry Date" shall mean: (i) for Employees hired before
            ----------
January 1, 1995, the date on which an Employee becomes a Participant after having met the eligibility requirements under applicable provisions of the Plan, which date shall be the first day of that quarter of the Plan Year, i.e., January 1, April 1, July 1 or October 1, coincident with or next following satisfaction of such eligibility requirements; and (ii) for Employees hired on or after January 1, 1995, the date on which an Employee satisfies the eligibility requirements of the Plan. Without regard to the eligibility requirements of the Plan and to the extent consistent with the context in which such term is used, "Entry Date" shall also refer to the first day of each quarter of a given Plan Year, i.e., January 1, April 1, July 1, or October 1.

     1.20.  Highly Compensated Employee: "Highly Compensated Employee" shall
            ---------------------------
mean such term as defined in Section 3.5 of the Plan.

     1.21.  Leased Employee: "Leased Employee" shall mean any person (i) who is
            ---------------
not a common law employee of the recipient Employer and (ii) who (pursuant to an agreement between an Employer (or Affiliated Employer) and any other person ("Leasing Organization")) has performed services for an Employer (or for an Employer and related persons determined in accordance with Section 414(n)(6) of the Code) (a) on a substantially full time basis for a period of at least one year (including periods of service for the recipient Employer for which such person would have been a Leased Employee but for the requirements of this subclause (a)) and (b) such services are performed under the primary direction or control of the recipient Employer (and for Plan Years beginning prior to January 1, 1997, such services must be of a type historically performed by employees in the business field of the recipient Employer).

     1.22.  Matching Contribution:  "Matching Contribution" means the amount, if
            ---------------------
any, which an Employer contributes to the Trust Fund pursuant to applicable provisions of the Plan in order to match Elective Contributions.

     1.23.  Net Income: "Net Income" shall mean, as to an Employer, its net
            ----------
profit for any given year as determined by its accountant or accounting firm and reflected on its profit and loss statement for such year, without reduction for contributions under the Plan or payments of, or reserves for, federal and state taxes based on income.

     1.24.  Non-Highly Compensated Employee:  "Non-Highly Compensated Employee"
            -------------------------------
shall mean a Employee who is neither a Highly Compensated Employee nor a family member thereof described in Section 414(q)(6) of the Code.

     1.25.  Participant: "Participant" shall mean an Employee who is
            -----------
participating in the Plan during the Plan Year and, if consistent with the context in which such term is used, a Participant of the Plan who is a former Employee of an Employer.

     1.26.  Plan: "Plan" shall mean the Camco International Inc. Thrift Plan, as
            ----
renamed the "Camco Thrift Plan" effective as of January 1, 1994, herein set forth and all subsequent amendments hereto. The Plan is hereby designated as a profit sharing plan for purposes of Sections 401, 402, 412 and 417 of the Code.

     1.27.  Plan Sponsor: "Plan Sponsor" shall mean Camco International Inc. and
            ------------
any successor thereto which adopts and continues the Plan.

     1.28.  Plan Year: "Plan Year" shall mean the fiscal year of the Plan which
            ---------
shall end on the last day of December of each calendar year.

     1.29.  Prior Plan: "Prior Plan" shall mean the "Camco, Incorporated
            ----------
Employees' Thrift Plan" as in effect prior to its amendment, restatement and continuation under the form of this Plan, but subject to any transitional dates as set forth in various sections of this Plan. The term "Prior Plan" shall also include any other defined contribution plan described in Section 414(i) of the Code (excluding any plan that is subject to the minimum funding standards of Section 412 of the Code or that is required to provide a qualified joint and survivor annuity or a qualified preretirement survivor annuity described in Sections 401(a)(11) and 417 of the Code), which plan at all times relevant met the requirements for qualification under Section 401(a) or 403(a) of the Code as in effect on the date immediately prior to the date that such plan was completely amended, restated and continued under the form of the Plan, without a gap or lapse in coverage, time or effect of a qualified plan and exempt trust under applicable provisions of the Code.

     1.30.  Profit Sharing Contribution:  "Profit Sharing Contribution" means
            ---------------------------
the amount, if any, which an Employer contributes to the Trust Fund pursuant to applicable provisions of the Plan.

     1.31.  Qualified Non-Elective Contribution:  "Qualified Non-Elective
            -----------------------------------
Contribution" means the amount, if any, which an Employer contributes to the Trust Fund on behalf of the Non-Highly Compensated Employees who are Participants in order to satisfy the actual deferral percentage test and/or the actual contribution percentage test under Section 3.4.

     1.32.  Retired Participant: "Retired Participant" shall mean a person who
            -------------------
was at one time a Participant and who has retired in accordance with applicable provisions of the Plan.

     1.32.  Rollover Account: "Rollover Account" shall mean, to the extent
            ----------------
applicable for a Participant, the account established to hold a Participant's Rollover Contribution to the Plan, which account shall reflect the amount of the Rollover Contribution and the appreciation or depreciation and income or loss incurred by the Trust Fund allocated to the Rollover Account.

     1.34.  Rollover Contribution: "Rollover Contribution" shall mean an amount
            ---------------------
(i) which the Committee determines may be deposited in the Trust Fund in accordance with Section(s) 402(c), 402(e) or 408(d)(3) of the Code and the regulations issued thereunder without endangering the qualification and exemption of the Plan and the Trust under Sections 401(a) and 501(a) of the Code, respectively, and (ii) which is contributed by a Participant to his Rollover Account or received in a "direct rollover" (as described in Section 401(a)(31) of the Code) that is made to the Plan.

     1.35.  Telephonic Procedures:  "Telephonic Procedures" shall mean the
            ---------------------
procedures established by the Committee and described in Section 4.10(b), pursuant to which a Participant may effect contribution and investment changes by telephone.

     1.36.  Total and Permanent Disability: "Total and Permanent Disability"
            ------------------------------
shall mean a mental or physical disability which entitles the Participant to disability benefits under the Federal Social Security Act, as amended, as being totally disabled.

     1.37.  Transferred: "Transferred" as used with respect to an Employee and
            -----------
"Transfer of an Employee" shall mean the termination of employment with one Employer and the contemporaneous commencement of employment with another Employer.

     1.38.  Trust: "Trust" shall mean the trust estate created under the Plan.
            -----

     1.39.  Trustee: "Trustee" shall mean the trustee or trustees qualified and
            -------
acting hereunder or any successor or successors appointed by the Board.

     1.40.  Trust Fund: "Trust Fund" shall mean the cash, bonds, stock and other
            ----------
assets or liabilities held by the Trustee under the terms of the Trust.

     1.40.  Valuation Date:   "Valuation Date" shall mean the date or dates upon
            --------------
which a Participant's Account may be valued in accordance with Sections 4.4 or 4.5, as applicable.

                                  ARTICLE II.

                       EMPLOYEES ELIGIBLE TO PARTICIPATE

     2.1.   Eligibility Requirements:  Subject to compliance with applicable
            ------------------------
provisions of Section 3.2, every Employee who was a participant in a Prior Plan on the date immediately prior to the date such Prior Plan was amended, restated and continued under the form of the Plan, shall be deemed to be a Participant hereunder as of the date such Prior Plan was amended, restated and continued under the form of the Plan. With respect to Plan Years commencing prior to January 1, 1989, every other Employee who has completed five (5) months or more of Active Service shall be eligible to participate in the Plan as of the January 1 or July 1 coincident with or next following the later of (i) the effective date of the adoption of the Plan by his Employer, or (ii) the date the Employee satisfies the aforementioned eligibility requirements. With respect to Plan Years commencing on or after January 1, 1989, an Employee not described in the first sentence of this paragraph shall be eligible to participate in the Plan as of the Entry Date coincident with or next following the later of (i) the effective date of the adoption of the Plan by his Employer, or (ii) the date that the Employee completes one hour of Active Service. Notwithstanding the above, employees of the Reda Pump Division of TRW, Inc. ("Reda") who, as of the date that the Plan Sponsor acquired substantially all of the assets of Reda, satisfy the aforementioned eligibility requirements shall participate in the Plan as of the date of such asset acquisition.

     In addition, pursuant to uniform and nondiscriminatory rules established by the Committee with the consent or approval of the Board, the Committee may vote to allow Employees (including Employees who would otherwise be excluded because they are not working in covered employment) to enter the Plan as Participants on any date which would not otherwise be permitted under the terms of the Plan.
Any such decision shall be evidenced by formal minutes reflecting such action of the Committee or by a unanimous written consent of the members of the Committee and shall be appropriately communicated to the affected Participants, and must be approved or ratified by the Board, unless pursuant to the rules described in the preceding sentence, approval or ratification by the Board is not required.

     If an individual who satisfies the requirements for participation in the Plan separates from service of an Employer, but subsequently returns to active employment with an Employer prior to incurring a period of five (or more) consecutive one year periods of severance for eligibility, such person shall become a Participant on the later of (i) the Entry Date on which such person would otherwise initially be entitled to participate in the Plan or (ii) the date he ended the above described period of separation from service. Upon an individual's return to employment, (i) an Employee who had a vested and nonforfeitable right to any portion of any amount credited to his Employer Account at the time of his termination of employment and who incurred a period of five (or more) consecutive one year periods of severance, or (ii) an Employee who had no vested and nonforfeitable right to any amount credited to his Employer Account at the time of his termination of employment and who has incurred a period of five (or more) consecutive one year periods of severance, which aggregate period is less than the aggregate number of years of Active Service for eligibility (whether or not consecutive) completed prior to such period, shall be eligible to participate in the Plan immediately as of his return to the employ of an Employer; provided, however, this sentence shall not apply in the case of an Employee who completes at least one hour of service under the Plan or Prior Plan on or after the Plan Year commencing after December 31, 1984 if the Employee's prior period of Active Service would have been disregarded under applicable provisions of the Plan or Prior Plan as of the date immediately prior to the first day of the Plan Year beginning after December 31, 1984. Except with respect to those situations specifically described in the preceding provisions of this paragraph, upon an individual's return to covered employment, he will be treated as a new Employee for eligibility purposes.

     Except as otherwise provided above, Employees who are included in a unit of Employees covered by an agreement which the U.S. Secretary of Labor finds to be a collective bargaining agreement between an Employees' representative and an Employer shall be excluded from participation in the Plan if (i) there is evidence that retirement benefits were the subject of good faith bargaining between the Employees' representative and an Employer and (ii) the agreement does not require an Employer to include such Employees in this Plan. For purposes of the preceding sentence the term "Employees' representative" shall not include any organization more than one-half of the members of which are Employees who are owners, officers or executives of an Employer.

     Notwithstanding any other provision of the Plan to the contrary, but subject to the provisions of this paragraph, (i) any individual who was considered by an Employer to be an independent contractor, but who is later reclassified as a common-law Employee (excluding any Leased Employee described in clause (ii) below) of an Employer with respect to any portion of the period in which such individual was paid by an Employer as an independent contractor, or (ii) any Leased Employee, shall be excluded from participation in the Plan with respect to the period in which any individual described in clause (i) was considered to be an independent contractor, or the period in which any individual described in clause (ii) is a Leased Employee. The immediately preceding sentence shall fully apply only with respect to Plan Years (or portions thereof) in which none of the individuals described in such sentence is required to be covered in order to ensure that the Plan is operated in compliance with the requirements of Sections 401(a) and 410(b) of the Code. In the event that any individual who is included in the class of reclassified independent contractors described in clause (i) of the first sentence of this paragraph, or who is a Leased Employee described in clause (ii) of the first sentence of this paragraph, must be covered with respect to a Plan Year (or portion thereof) in order to ensure that the requirements of the immediately preceding sentence are met, starting with the class of reclassified independent contractors, only such number of individuals within the class which includes the individual (beginning with the individuals with the lowest Considered Compensation determined on an annualized basis) as is necessary to ensure compliance with the requirements of the immediately preceding sentence shall be covered in the Plan only for the Plan Year (or portion thereof) that is necessary to ensure that the requirements of the immediately preceding sentence are met.

     2.2.  Frozen Participation:  While service with an Affiliated Employer
           --------------------
which is not an Employer is counted for purposes of determining Active Service, no person shall authorize

Elective Contributions to the Plan except for the period(s) of service that he is actually employed in covered employment with and paid by an Employer. If an Employee is (i) transferred from an Employer to an Affiliated Employer which is not an Employer or (ii) otherwise ceases to be employed in covered employment with and paid by an Employer (but does not have a severance from service), his Account shall thereupon be frozen: he shall not be permitted to authorize contributions to the Plan, and his Account shall not share in the allocation of any Employer Contribution (except for the period(s) of service that he is actually employed in covered employment with and paid by an Employer), but his Account will continue to share in any appreciation or depreciation of the Trust Fund and in any income or losses incurred by the Trust Fund during the period of time that he is employed by an Affiliated Employer which is not an Employer or that he is otherwise excluded from covered employment; provided, however, he shall continue to accrue Active Service.

     2.3.  Active Service:  For eligibility, vesting and all other pertinent
           --------------
purposes of the Plan, "Active Service" shall mean, subject to the transition rules set out in the last paragraph of this Section, as to each Employee, the number of whole years and complete months of the Employee's period(s) of service with any Employer or Affiliated Employer, whether or not such period(s) of service were completed consecutively. Except as otherwise provided below, in determining the number of whole years and complete months of an Employee's period of service, non-successive periods of service shall be aggregated, and less than whole year periods of service (whether or not consecutive) shall be aggregated on the basis that twelve complete months of service (thirty days shall be deemed to be a complete month in the case of aggregation of fractional months) equal a whole year of Active Service.

     If an Employee severs from service by reason of a quit, discharge, or retirement, and the Employee then performs an hour of service within twelve months of the severance from service date, such Employee's period of severance shall be deemed to have been a period of service. If an Employee severs from service by reason of a quit, discharge, or retirement during an absence from service for any reason other than a quit, discharge, or retirement, and then performs an hour of service within twelve months of the date on which the Employee was first absent from service, such Employee's period of severance shall be deemed to have been a period of service.

     Periods of severance taken into account as periods of service shall not be taken into account for purposes of determining whether an Employee is in the employ of the Employer for purposes of allocating Employer Contributions in accordance with Section 4.2.

     For purposes of the Plan, all service with any Affiliated Employer shall be deemed to be service with the Employer. Furthermore, all covered service and contiguous noncovered service with an Employer which has adopted the Plan but which is not an Affiliated Employer shall be deemed to be service with the Employer.

     In the event that an Employer assumes and maintains the plan of a predecessor employer described in Section 414(a)(2) of the Code, Active Service for such predecessor employer shall be treated as Active Service for the Employer in accordance with the provisions of Section 414(a)(1) of the Code. However, if the Employer does not maintain the plan of a predecessor employer, the Plan shall treat any Employee's service with the predecessor employer as service with the Employer only to the extent prescribed in Section 414(a)(2) of the Code.

     In addition, pursuant to uniform and nondiscriminatory rules established by the Committee with the consent or approval of the Board, the Committee may vote to allow Employees to be credited with Active Service for eligibility or vesting with respect to periods of service which would otherwise be disregarded under the Plan. Any such decision shall be evidenced by formal minutes reflecting such action of the Committee, or by unanimous written consent of the members of the Committee, and must be approved or ratified by the Board, unless pursuant to the rules described in the preceding sentence, approval or ratification by the Board is not required. Any such decision shall be appropriately communicated to the affected Participants. Subject to other applicable provisions of the Plan,
(i) Employees of acquired business units who are active Employees on both the date of acquisition and October 1, 1988 shall receive full credit under the Plan for purposes of eligibility and vesting for all periods of service with their respective business units prior to the acquisition thereof by the Company, (ii) effective December 1, 1996, Employees of acquired business units who are active Employees on both the date of acquisition and the first anniversary of the date of acquisition shall receive full credit under the Plan for purposes of vesting for all periods of service with their respective business units prior to the acquisition thereof by the Company and (iii) with respect to any acquisition occurring after December 1, 1996, if specified in the merger, purchase and sale, or other acquisition agreement, credit for service before such acquisition shall be given to Employees of the acquired business unit for purposes of eligibility and vesting under the Plan only to the extent specified in the acquisition agreement by which the Company acquired the business unit by which such Employee was employed immediately prior to such acquisition.

     Notwithstanding any other provision hereof, any period of service occurring prior to the effective date of the adoption of the Plan by an Employer shall be taken into account for purposes of determining vesting credit hereunder. Except as otherwise provided in Section 2.1, in the case of an Employee who has incurred a one year period of severance, the period of service completed before such period of severance shall not be taken into account until the Employee has completed a one year period of service after his return to service. With respect to Plan Years beginning after December 31, 1984, in the case of an Employee who completes at least one hour of service under the Plan or any Prior Plan on or after the beginning of any Plan Year commencing after December 31, 1984, (i) if he has incurred five (or more) consecutive periods of severance, the period of service completed after such period of severance shall not be taken into account for purposes of determining the Participant's vested percentage in amounts credited to his Employer Contributions Account prior to such five (or more) consecutive periods of severance, and (ii) if he does not have any vested right under the Plan to Employer Contributions credited to his Account at the time he incurs a period of five (or more) consecutive one year periods of severance, the period of service completed by such Employee before such period of severance shall not be taken into account for any reason when the period of five (or more) consecutive periods of severance equals or exceeds his period of service, whether or not consecutive, completed before such period of severance; provided, however, in the case of an Employee who completes at least one hour of service under the Plan on or after the first day of the Plan Year commencing after December 31, 1984, any period of service which would have been disregarded under the Plan or any Prior Plan, as of the date immediately prior to the first day of any Plan Year after December 31, 1984, shall not be recognized under the Plan. In computing the aggregate period of service prior to any such period of severance, any periods of service which may be disregarded by reason of any prior periods of severance shall be disregarded.

     Subject to the transition rules set out in the last paragraph of this Section, a "period of service" shall mean a period of service with any Employer or Affiliated Employer commencing on the Employee's employment commencement date or reemployment commencement date, whichever is applicable, and ending on the severance from service date. "Employment commencement date" shall mean the date on which the Employee first performs an hour of service initially. "Reemployment commencement date" shall mean the date on which the Employee first performs an hour of service following a period of severance not deemed to have been a period of service.

     A "period of severance" shall mean the period of time commencing on the severance from service date and ending on the date on which the Employee again performs an hour of service. A "one year period of severance" shall mean a 12-consecutive-month period beginning on the severance from service date and ending on the first anniversary of such date, if the Employee does not perform an hour of service during such 12-consecutive-month period; provided, however, solely for purposes of determining whether an Employee has incurred a one year period of severance, any Employee who is absent from employment with the Employer or Affiliated Employer for a period of absence which (1) begins after the first day of the Plan Year beginning after December 31, 1984, and which is incurred by reason of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with adoption of such child by the Employee or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, or
(2) begins on or after August 5, 1993, and to which the Employee is entitled under the Family and Medical Leave Act of 1993, shall not be charged with a period of severance with respect to (a) the 12-consecutive-month period beginning on the first day of such absence or (b) the 12-consecutive-month period commencing on the first anniversary of the first day of the period described in clause (a) if the period in clause (a) is included in the Employee's period of service. The applicable 12-consecutive-month period described in clause (a) or (b) shall be subtracted from any period of severance which would otherwise include the period described in clause (a) or (b), as applicable.

     An Employee's "severance from service date" shall occur on the earlier of
(i) the date on which the Employee quits, retires, is discharged, or dies; or
(ii) the first anniversary of the first day of a period in which the Employee remains absent from service (with or without pay) for any reason other than a quit, retirement, discharge, or death, such as vacation, holiday, sickness, disability, leave of absence, or layoff. In addition, any period of absence which is not described in the preceding sentence, which (1) begins on or after the first day of the Plan Year beginning after December 31, 1984, and which is incurred by reason of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with the adoption of such child by the Employee or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement, or (2) begins on or after August 5, 1993, and to which the Employee is entitled under Family and Medical Leave Act of 1993, shall be deemed to be a period of absence described in clause (ii) of the preceding sentence.

     An "hour of service" shall mean an hour for which an Employee is paid, or entitled to payment, for the performance of duties for any Employer or Affiliated Employer. "Covered service" shall mean service within a job classification or class of employees covered under the Plan. "Contiguous noncovered service" shall mean service other than covered service, which precedes or follows covered service, if no quit, discharge, or retirement occurs between such covered service and such other service.

     Notwithstanding any other provision of the Plan to the contrary, the provisions of this paragraph shall govern the method for determining and crediting Active Service with respect to any Employee covered under any Prior Plan. For purposes of determining the Active Service of a Participant who was a participant in and had an interest under a Prior Plan as of the date immediately prior to the date that the Prior Plan was amended and continued under the form of the Plan, such Participant shall be credited with Active Service (for his period(s) of service prior to the date that the Prior Plan was amended and continued under the form of the Plan) equal to the service determined and credited to such Participant under applicable provisions of the Prior Plan as of the date immediately prior to the date that the Prior Plan was amended and continued under the form of the Plan. For purposes of determining such Participant's Active Service for the period(s) of service continuing or commencing on or after the date that the Prior Plan was amended and continued under the form of the Plan, such Participant's Active Service shall be determined using the methods set out under applicable provisions of the Plan, unless the Plan is retroactively effective as of a date which occurs within a computation period of a Prior Plan (under which service credit was determined with reference to computation periods and hours of service credited thereto).
In such event, Active Service shall be determined and credited with respect to such computation period under applicable provisions of the Prior Plan if necessary to ensure that a Participant does not lose service credit otherwise recognizable under the Prior Plan with respect to such computation period, and then Active Service of any such Participant for period(s) of service continuing or commencing on or after the end of such computation period shall be determined using the methods set out under applicable provisions of the Plan.

                                 ARTICLE III.

                                 CONTRIBUTIONS

     3.1.  Employee Voluntary Contributions:  Employee Voluntary Contributions
           --------------------------------
(defined below) on the part of the Participants shall be permitted from time to time as determined by the Board. "Employee Voluntary Contributions" shall mean after-tax amounts contributed to the Plan by a Participant which are not required as a condition of employment, as a condition of participation in the Plan or as a condition to obtaining benefits (or additional benefits) under the Plan attributable to Employer Contributions. Employee Voluntary Contributions shall not be deductible or excludible from the Participant's gross income.

     In the event Employee Voluntary Contributions are permitted, the opportunity to contribute shall be announced and made available to all Participants upon an equal basis in the manner hereinafter set out. Once Employee Voluntary Contributions have been permitted, if the Committee determines to stop Employee Voluntary Contributions, an announcement shall be made to all Employees and the Contributions to the effective date of the announcement shall be retained in the Plan subject to the terms and provisions of the Plan including the right of withdrawal by the Participants under Section 6.8.

     From and after the date, if any, established by the Board, or the Entry Date or other date with respect to which a Participant is eligible to participate, if later, each Participant may execute a written agreement in a form satisfactory to the Committee whereunder the Participant shall agree, subject to any necessary adjustments pursuant to Sections 3.4 and 4.3, (i) to a reduction of not less than one percent (1%) nor more than ten percent (10%) of his Considered Compensation attributable to the applicable pay periods, and (ii) to contribute the amount of the authorized reduction to the Plan as an Employee Voluntary Contribution. Any such reduction authorized by the Participant within the limits set forth in the previous sentence may be either a percentage or a dollar amount of Considered Compensation each applicable payroll period.

     All Employee Voluntary Contributions shall be made by periodic payroll deductions on such uniform basis as shall be determined from time to time by the Committee. An Employer shall deposit each Participant's Employee Voluntary Contribution with the Trustee within thirty (30) days after its deduction. The Committee shall credit the Participant's Employee Voluntary Contribution to his Employee Account. For Plan Years beginning on and after January 1, 1995, a Participant shall be allowed to increase, decrease, or cease his Voluntary Employee Contributions at any time, with any such change being effective as of the first day of the first pay period thereafter that is administratively feasible.

     3.2.  Compensation Deferral Agreements for Elective Contributions:

           (a)   Compensation Deferral Agreements:  Subject to applicable
                 --------------------------------
     conditions and limitations of the Plan, at such time or times as may be permitted by the Board, and in such manner and amounts as shall be consistent with the provisions of this Section, in lieu of receipt of such amounts in cash, Participants may authorize an Employer to make

                                     III-1

     Elective Contributions to the Plan on their behalf. Elective Contributions shall be held, invested and distributed as provided under applicable provisions of the Plan. Provided, however, no Compensation Deferral Agreement (or any other deferral mechanism that may be permitted under the Plan) may be adopted retroactively. In the event Elective Contributions are permitted, the opportunity to authorize Elective Contributions hereunder shall be announced and made available to all Participants upon an equal basis. Once Elective Contributions have been permitted, if the Committee determines to stop Elective Contributions, an announcement shall be made to all Employees and the Elective Contributions to the effective date of the announcement shall be retained in the Plan subject to the other terms and provisions of the Plan including any right of withdrawal under Section 6.8.

          From and after the date, if any, established by the Board pursuant to the preceding paragraph of this Section, or the Entry Date or other date with respect to which a Participant is eligible to participate, if later, each Participant may execute a Compensation Deferral Agreement in a form satisfactory to the Committee whereunder the Participant shall agree, subject to any necessary adjustments pursuant to this Section and Sections
     3.4 and 4.3, (i) to a reduction of not less than one percent (1%) nor more than fifteen percent (15%) of his Considered Compensation (before such authorized reduction) attributable to the applicable pay periods, and (ii) to have an Employer contribute (as an Elective Contribution) to the Plan an amount equal to the amount of the authorized reduction, which Elective Contribution shall be allocated and credited to the Participant's Employer Nonforfeitable Contributions Account. The election shall separately specify the reduction, if any, applicable to any Considered Compensation to be received on a non-periodic basis, or on the basis of periods no more frequent than calendar quarters. Any reduction authorized by the Participant within the limits set forth in the previous two sentences may be either a percentage or a dollar amount of Considered Compensation each applicable payroll period. The term "payroll period" shall mean the regular pay periods at the end of which compensation is paid, whether that compensation is a regular or a non-periodic payment.

          For Plan Years beginning on and after January 1, 1995, reductions authorized under Compensation Deferral Agreements shall be irrevocable, except that Elective Contributions may be discontinued, increased or decreased by a Participant at any time, with any such change being effective as of the first day of the first pay period thereafter that is administratively feasible. Under special circumstances, pursuant to uniformly applied nondiscriminatory rules established by the Committee, the Committee may permit different or additional effective dates for increases or decreases of Elective Contributions authorized under Compensation Deferral Agreements, or may waive the otherwise applicable notice requirement, in order to prevent hardship to any Participant, provided that the waiver is not contrary to the best interests of the other Participants.

          (b)  Special Compensation Deferral Agreements:  Notwithstanding the
               ----------------------------------------
     preceding subsection, unless the Committee otherwise determines in its sole discretion, prior to the first day of the last month of the Plan Year, each Participant may execute a

                                     III-2

     Compensation Deferral Agreement (in such form as is satisfactory to the Committee and hereinafter referred to as a "Special Compensation Deferral Agreement") providing for an increase or a reduction of Elective Contributions with respect to any part or all of the Participant's Considered Compensation for any part or all of the last month of the Plan Year; provided, however, (i) that such Special Compensation Deferral Agreement shall be deemed to modify and override any prior Compensation Deferral Agreement during the period covered by the Special Compensation Deferral Agreement, (ii) that the deferrals authorized under the Special Compensation Deferral Agreement may be increased, reduced or revoked only if permitted by the Committee in accordance with uniformly applied nondiscriminatory rules which may be established by the Committee, and
     (iii) that the Special Compensation Deferral Agreement shall automatically terminate as of the earlier of such time (a) it is revoked by the Participant in accordance with uniformly applied nondiscriminatory rules established by the Committee or (b) the last day of the period with respect to which authorized reductions thereunder are contributed to the Plan. All deferrals required as a result of the execution of a Special Compensation Deferral Agreement shall be subject to all applicable terms, conditions, and limitations of the Plan. As of the date that the Special Compensation Deferral Agreement ceases to be operative, the Participant's then otherwise operative Compensation Deferral Agreement shall govern deferrals to be made on behalf of the Participant.

          (c)  Dollar Limit On Elective Deferrals:  Notwithstanding any other
               ----------------------------------
     provision of the Plan to the contrary, with respect to any taxable year of any Participant beginning after December 31, 1986, deferrals under the Plan in lieu of cash Considered Compensation, pursuant to any Compensation Deferral Agreement and Special Compensation Deferral Agreement, when added to (i) any employer contribution under any other cash or deferred arrangement (described in Section 401(k) of the Code) to the extent not includible in gross income for the taxable year under Section 402(a)(8) of the Code, (ii) any employer contribution (to a simplified pension plan under a salary reduction agreement) to the extent not includible in gross income for the taxable year under Section 402(h)(1)(B) of the Code, (iii) any employer contribution to purchase an annuity contract (described in Section 403(b) of the Code) under a salary reduction agreement (within the meaning of Section 3121(a)(5)(D) of the Code) to the extent not includable in gross income for the taxable year under Section 403(b) of the Code, and
     (iv) any employer contribution (pursuant to any election to defer under any eligible deferred compensation plan) to the extent not includable in gross income under Section 457 of the Code, are limited to $7,000 (as adjusted, as may be determined by the Commissioner of Internal Revenue, at the same time and in the same manner as prescribed in Section 415(d) of the Code). In addition, without limiting the scope of the immediately preceding sentence, with respect to any Plan Year or taxable year of any Participant which begins after December 31, 1987, Elective Contributions and/or any similar elective deferrals (described in Section 402(g)(3) of the Code) to the Plan and/or any other qualified plan, contract or arrangement, which is described in the immediately preceding sentence and maintained by an Employer and/or any Affiliated Employer, shall not in the aggregate exceed the dollar limitation (as adjusted) of the immediately preceding sentence and Section 402(g) of the Code as in effect at the beginning of such taxable year.

                                     III-3

          (d)  Remedying Excess Deferrals:  To the extent that a Participant's
               --------------------------
     elective deferrals, authorized pursuant to the Sections of the Code referenced in the immediately preceding subsection, exceed the applicable limit for the applicable year so that any amount otherwise excludable from such Participant's gross income for federal income tax purposes is includible in his gross income, then, not later than the first March 1 following the close of the taxable year of such excess deferral, the Participant shall notify the Committee in writing of any portion of any such excess deferrals which the Participant has elected to allocate to the Plan. Such notice shall include the Participant's certified written claim for a specified amount of excess deferrals for the preceding calendar year and shall be accompanied by the Participant's certified written statement that if such amounts are not distributed, such excess deferrals, when added to amounts deferred under other plans or arrangements described in Sections 401(k), 408(k), 403(b) or 457 of the Code, exceeds the limit imposed under
     Section 402(g) of the Code for the year in which the deferral occurred. In accordance with Section 1.402(g)-1(e)(2) of the income tax regulations, to the extent that the Participant only has elective deferrals for the taxable year under the Plan and any other plan or arrangement described in the previous sentence which is maintained by the same Employer, such Employer may notify the Committee of any excess deferrals made on behalf of the Participant.

          Following actual receipt by the Committee of the notice described in the immediately preceding paragraph, (notwithstanding any other provision of law or the Plan relating to spousal consent), not later than the first April 15 immediately following such March 1 deadline for written notification of the Committee, the Plan shall distribute to such Participant in a lump sum (in cash or in kind) the amount of excess elective deferrals allocated to the Plan (and any income allocable to such amount). Such distribution shall be made first by distribution of nonmatched Elective Contributions, if any, allocated to the Participant's Employer Nonforfeitable Contributions Account, and, if necessary, next by distribution of Elective Contributions which were made on behalf of the Participant and were matched by Matching Contributions. Subject to the subsequent provisions of this paragraph, to the extent that such excess deferrals are attributable to matched Elective Contributions (and any income allocable thereto) which amounts are distributed to the Participant pursuant to the preceding provisions of this Section, Matching Contributions (and any income allocable thereto) will be appropriately reduced and such reduced Matching Contributions (and any income allocable thereto) shall be applied as forfeitures pursuant to Section 4.6. Such reduction shall be made first by reduction of Matching Contributions allocated to the Participant's Employer Nonforfeitable Contributions Account, and, if necessary, next by reduction of Matching Contributions allocated to the Participant's Employer Contributions Account. The provisions of this paragraph (which provide for reduction of Matching Contributions made with respect to Elective Contributions which are distributed hereunder) are intended to comply with the requirements of Sections 401(a), 401(k), 401(m) and 411 of the Code and regulations or other authority issued thereunder by the appropriate governmental authority. To the extent that any provision of this paragraph is inconsistent with the preceding sentence, such provision shall be deemed to be inoperative and the

                                     III-4
     plan shall be operated in a manner that complies with the requirements of the immediately preceding sentence.

          Income or loss allocable to the portion of the Participant's Employer Nonforfeitable Contributions Account that is attributable to excess elective deferrals (described below) shall be income or loss for the taxable year allocable to the portion of Participant's Employer Nonforfeitable Contributions Account that is attributable to elective deferrals multiplied by a fraction, the numerator of which is the Participant's excess elective deferrals for the year and the denominator of which is the balance as of the end of such year of the portion of the Participant's Employer Nonforfeitable Contributions Account that is attributable to elective deferrals reduced by any gain and increased by any loss allocable to such balance for the taxable year. In the event that a separate subaccount is not maintained with respect to elective deferrals attributable to Elective Contributions (and any income allocable thereto), the portion of an Employer Nonforfeitable Contributions Account which is attributable to elective deferrals is determined by multiplying the balance of the Participant's Employer Nonforfeitable Contributions Account by a fraction, the numerator of which is an Elective Contributions made to the Plan on behalf of the Participant and allocated and credited to the Participant's Employer Nonforfeitable Contributions Account less any permitted withdrawals, and the denominator of which is the sum of all Employer Contributions made to the Plan on behalf of the Participant and allocated and credited to the Participant's Employer Nonforfeitable Contributions Account less any permitted withdrawals. Similar rules apply with respect to determination of Matching Contributions allocated to an Employer Contributions Account and any income allocable thereto. No income or loss will be allocated for the gap period between the end of the taxable year to the date of distribution for Plan Years beginning on or after January 1, 1992 and, with respect to Plan Years beginning before such date, income or loss shall be allocated in accordance with the applicable income tax regulations and Plan document as then in effect.

          Notwithstanding the preceding provisions of this subsection, any Participant who has excess elective deferrals for a taxable year may receive a corrective distribution of such deferrals (and income attributable thereto) during the same year if the Participant notifies the Committee of an excess deferral, the correcting distribution is made after the date on which the Plan received the excess deferral and the Plan designates and treats the distribution as a distribution of an excess deferral. Any distribution described in the immediately preceding sentence shall be made as soon as practicable, but absent circumstances beyond the control of the Committee, not later than 60 days after the first day of the month that occurs on or after the later of (i) the actual receipt by Committee of the Participant's notification of an excess deferral or (ii) the date that the Plan actually receives the excess elective deferral. The income allocable to elective deferrals from the first day of the taxable year to the date of the distribution shall be determined by using the method described in the immediately preceding paragraph.

                                     III-5

           Notwithstanding any other provision of this Section to the contrary, with respect to taxable years that began in 1987, the method employed by the Plan (of such time) for computing the income allocable to excess deferrals for such taxable year, shall supersede and override any inconsistent provisions of this Section. Provided, however, the provisions of the immediately preceding sentence shall not apply with respect to taxable years beginning after 1987.

           Notwithstanding any other provision of this subsection to the contrary, the amount of excess deferrals that may be distributed under this subsection shall be reduced by any excess contributions over the ADP limit (described in Section 3.4) previously distributed or recharacterized with respect to a Participant for the Plan Year beginning with or within such Participant's taxable year. In no event shall any Participant receive from the Plan a corrective distribution for the taxable year of an amount in excess of the Participant's total elective deferrals under the Plan for the taxable year. Except as may be otherwise required under Section 3.4, any excess deferral not timely distributed shall remain in the Plan and shall be subject to otherwise applicable terms, provisions, conditions and limitations thereof. In addition, any excess elective deferrals shall be treated as annual additions under Section 4.3. In addition, any excess deferrals which are timely distributed under the preceding provisions of this subsection shall not be treated as an annual addition under Section
     4.3. Also, excess deferrals by Non-Highly Compensated Employees shall not be taken into account under the actual deferral percentage test of Section
     3.4 to the extent such excess deferrals are made under the Plan or any other qualified plan of an Employer or any Affiliated Employer. A distribution of elective deferrals (and allocable income thereon) under this subsection shall not be considered as a distribution for purposes of compliance with the minimum distribution provisions of Section 6.6.

     3.3.  Rollover Contributions:  Rollover Contributions on the part of the
           ----------------------
Employees shall be permitted from time to time as determined by the Committee. In the event Rollover Contributions are permitted, the opportunity to contribute shall be made available to Employees upon a nondiscriminatory basis. An Employee who is permitted to make a Rollover Contribution shall not be entitled to authorize Elective Contributions to the Plan or share in the allocation of any Employer Contributions unless and until the Employee meets the requirements of Sections 2.1, 3.2 and 4.2 of the Plan. Any such Rollover Contribution made by an Employee shall be held in a separate Rollover Account for such Employee which will share in any income or losses and/or appreciation or depreciation of the Trust Fund. Rollover Contributions shall not be considered Employee Voluntary Contributions under this Plan and shall have no effect upon any limitation under the Plan based upon a Participant's Contributions.

     3.4.  Employer Contributions:
           ----------------------

           (a)   Elective Contributions:  Subject to the applicable limitations
                 ----------------------
     of the Plan set forth below, each periodic pay period an Employer shall contribute to the Trust Fund (without regard to its Net Income or accumulated earnings and profits) Elective Contributions for each Participant in an amount equal to the amount by which the

                                     III-6

     Participant's Considered Compensation was reduced pursuant to a Compensation Deferral Agreement (and, if applicable, Special Compensation Deferral Agreement) executed by the Participant pursuant to Section 3.2.

          (b)  Matching Contributions:  Subject to the applicable limitations of
               ----------------------
     the Plan set forth below, in addition to the Elective Contributions described in the preceding subparagraph, with respect to each month of the Plan Year (or such other period as may be prescribed by the Board), an Employer may, in the discretion of the Board, contribute to the Trust Fund (without regard to its Net Income or accumulated earnings and profits) Matching Contributions on behalf of each eligible Participant in an amount equal to the lesser of fifty percent (50%) of the amount by which the Participant's Considered Compensation was reduced for the month (or such other period as may be prescribed by the Board) pursuant to a Compensation Deferral Agreement (and, if applicable, Special Compensation Deferral Agreement) under Section 3.2, not to exceed the "maximum dollar amount" as defined in the immediately succeeding sentence for the month (or such other period as may be prescribed by the Board), or such other percentage or dollar amount as may be established by the Board pursuant to uniformly applied nondiscriminatory rules. The "maximum dollar amount" shall be: (i) for periods prior to June 1, 1992: $90 per month; (ii) for periods beginning on or after June 1, 1992 and before January 1, 1996: the first $2,160 of Elective Contributions made on behalf of the Participant during the applicable calendar year; and (iii) for periods beginning on and after January 1, 1996: the first $3,000 of Elective Contributions made on behalf of the Participant during the applicable calendar year. Any decision to provide a Matching Contribution for any Plan Year (or such other period as may be prescribed by the Board) or any increase or decrease in the percentage or dollar amount in effect from time to time, shall be communicated to all eligible Employees at least seven (7) days prior to the date on which eligible Employees are required to inform the Committee of an increase or decrease in their Elective Contributions under a Compensation Deferral Agreement (and, if applicable, a Special Compensation Deferral Agreement) pursuant to Section 3.2.

          (c)  Profit Sharing Contributions:  Subject to applicable limitations
               ----------------------------
     of the Plan set forth below, with respect to each Plan Year, an Employer may contribute to the Trust Fund (from its Net Income or accumulated earnings and profits) Profit Sharing Contributions in such amount as shall be determined by the Board in its discretion. Profit-Sharing Contributions, if any, shall be made on behalf of each Participant who remains in the employ of an Employer on the last day of the Plan Year, notwithstanding the fact that the Participant did not elect to reduce his Considered Compensation pursuant to a Compensation Deferral Agreement (and, if applicable, a Special Compensation Deferral Agreement) under Section 3.2 at any time during such Plan Year. For purposes of the preceding sentence, any Participant whose employment terminates on account of retirement, Total and Permanent Disability or death, shall be deemed to be in the employ of an Employer on the last day of the Plan Year in which such termination of employment occurs.

                                     III-7

          In addition, notwithstanding any other provision of the Plan to the contrary, (i) any Participant whose employment terminates prior to the last day of the Plan Year or who would otherwise not be treated as employed in covered employment on the last day of the Plan Year, shall, nevertheless, be treated as employed on the last day of the Plan Year to the extent necessary to ensure compliance with Section 401(a)(4), Section 401(a)(26) and/or Section 410(b) of the Code; and (ii) any Participant who is, on the last day of the Plan Year (or applicable shorter period), on a leave of absence to which such Participant is entitled under the Family and Medical Leave Act of 1993 ("FMLA") shall be deemed to be in the employ of the Employer on such last day unless final regulations issued under the FMLA do not require such treatment for this purpose.

          (d)  Qualified Non-Elective Contributions:  At the election of the
               ------------------------------------
     Board, in lieu of distributing or recharacterizing excess Employer Contributions to Highly Compensated Employees in order to satisfy the actual deferral percentage test or the actual contribution percentage test, as described below in this Section, an Employer may make Qualified Non-Elective Contributions on behalf of Non-Highly Compensated Employees who are Participants in such amounts as are sufficient to satisfy the actual deferral percentage test or the actual contribution percentage test, as applicable. Qualified Non-Elective Contributions, if any, shall be made on behalf of each Participant who (i) is a Non-Highly Compensated Employee and
     (ii) remains in the employ of an Employer as of the last day of the Plan Year. For purposes of the preceding sentence, any Participant whose employment terminates on account of retirement, Total and Permanent Disability, or death, shall be deemed to be in the employ of an Employer on the last day of the Plan Year in which the termination of employment occurred.

          In addition, notwithstanding any other provision of the Plan to the contrary, any Participant whose employment terminates prior to the last day of the Plan Year or who would otherwise not be treated as employed in covered employment on the last day of the Plan Year, shall, nevertheless, be treated as employed on the last day of the Plan Year to the extent necessary to ensure compliance with Section 401(a)(4), Section 401(a)(26) and/or Section 410(b) of the Code; and (ii) any Participant who is, on the last day of the Plan Year (or applicable shorter period), on a leave of absence to which such Participant is entitled under the Family and Medical Leave Act of 1993 ("FMLA") shall be deemed to be in the employ of the Employer on such last day unless final regulations issued under the FMLA do not require such treatment for this purpose.

          (e)  Restoration of Forfeited Benefits:  Not later than the last day
               ---------------------------------
     of the Plan Year in which occurs any repayment described in Section 4.6, an Employer shall contribute (without regard to its Net Income or accumulated earnings and profits) an amount which, when added to previously unapplied and unallocated forfeitures, shall be equal to the amount previously forfeited under applicable provisions of the Plan by any Participant entitled to have his Account restored in accordance with Section 4.6. In addition, as soon as administratively practicable following receipt of a claim under circumstances described in Section 6.7, an Employer shall contribute (without regard to its Net

                                     III-8

     Income or accumulated earnings and profits) an amount equal to the value of the forfeited benefits described in and payable under Section 6.7.

          (f)  Top-Heavy Minimum Contribution:  In the event that the Plan is a
               ------------------------------
     Top-Heavy Plan described in Article VII with respect to any Plan Year, an Employer shall contribute (without regard to its Net Income or accumulated earnings and profits) any amount necessary to ensure that Participants who are entitled to a minimum allocation pursuant to Section 7.3(c) in fact receive such allocation.

          (g)  Contribution Limits:  No Contribution by an Employer shall exceed
               -------------------
     a sum equal to fifteen percent (15%) of the total compensation paid or accrued during its taxable year ending with or within the Plan Year to all Participants.

          No Contribution shall be made to the Plan under circumstances which would result in any violation of the limitations of Section 3.2, this
     Section 3.4 or Section 4.3 of the Plan. An Employer shall maintain such records as may be necessary to demonstrate compliance with the nondiscrimination tests set forth below in this Section.

          (h)  Actual Deferral Percentage Test:  The actual deferral percentage
               -------------------------------
     ("ADP") for all eligible Highly Compensated Employees shall not exceed the greater of:

               (i) the actual deferral percentage for the group of all eligible Non-highly Compensated Employees multiplied by 1.25, or

               (ii) the actual deferral percentage of the group of all eligible Non-highly Compensated Employees multiplied by 2.0; provided, however, that the actual deferral percentage for the group of eligible Highly Compensated Employees may not exceed the actual deferral percentage of the group of all eligible Non-Highly Compensated Employees by more than two percentage points (2%).

     Unless otherwise elected by the Employer, the relationship of the ADP for all eligible Highly Compensated Employees for a specific Plan Year shall be determined with respect to the ADP for all eligible Non-Highly Compensated Employees for the Plan Year preceding such Plan Year. For Plan Years commencing after December 31, 1986, the provisions of Section 401(k)(3) of the Code and Section 1.401(k)-1(b) of the income tax regulations are hereby incorporated into the Plan for all purposes. In addition, for Plan Years beginning after December 31, 1988, if (i) any Highly Compensated Employee is eligible to authorize Elective Contributions under the Plan and to have Matching Contributions allocated with respect to an Elective Contributions or (ii) such Highly Compensated Employee is eligible to make elective deferrals (described in Section 402(g)(3) of the Code) under any other cash or deferred arrangement (described in Section 401(k) of the Code) and/or to make employee contributions (described in Section 401(m) of the Code) or to receive matching contributions (described in Section 401(m) (4)(A) of the Code) under any other qualified plan of an Employer and/or any Affiliated

                                     III-9

     Employer regardless of whether such plan contains a cash or deferred arrangement, the disparities between the actual deferral percentages of the respective groups of eligible Highly Compensated Employees and Non-Highly Compensated Employees shall be reduced as described in Section 1.401(m)-2 of the income tax regulations, and the provisions of subsection (k) below.

          Subject to the provisions of the Plan set forth below, the actual deferral percentage for a specified group of eligible Employees for a Plan Year shall be the average of the actual deferral ratios (calculated separately for each Employee in such group) of the sum of Elective Contributions, Qualified Non-Elective Contributions, if any, and Profit Sharing Contributions, if any, actually paid over to the Trust Fund on behalf of each such Employee for such Plan Year, and allocated to the Employee's Employer Nonforfeitable Contributions Account for such Plan Year, to the Employee's Compensation (described in the immediately succeeding sentence) for the Plan Year. For the purposes of performing the ADP test, Compensation shall mean all remuneration:

               (i) that is (a) received during the Plan Year by the eligible Employee from an Employer and is required to be reported as wages on the eligible Employee's form W-2 (or its successor) for federal income tax withholding purposes (or, in the case of a nonresident alien employee, is the type of income that would be required to be reported as wages on form W-2 if such employee were subject to such reporting requirements), but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code), plus (b) any reduction under a compensation deferral agreement under (1) a plan described in Section 401(k) or 408(k) of the Code,
          (2) an annuity described in Section 403(b) of the Code or
          (3) an election under a cafeteria plan described in Section 125 of the Code,

               (ii) that, subject to clause (iv) below, is actually paid to or is includible (within the meaning of Section 1.415-2(d)(3) and (4) of the income tax regulations) in the gross income of the eligible Employee within the relevant Plan Year, or would have been so paid or includible but for a reduction described in clause (i) immediately above,

               (iii) that does not exceed (A) for Plan Years beginning on or after January 1, 1989 and before January 1, 1994, $200,000 and (B) for Plan Years beginning on or after January 1, 1994, $150,000 (as adjusted at such time and in such manner as is prescribed in Section 401(a)(17)(B) of the
          Code), and

               (iv) that is received by the eligible Employee during the entire Plan Year and not only while he is a Participant.

                               III-10

          For the purposes of the immediately preceding paragraph, provided that the actual deferral percentage test is satisfied both with and without exclusion of these Elective Contributions, Elective Contributions shall include excess elective deferrals described in Section 3.2 (even if distributed under Section 3.3) made by Highly Compensated Employees, as well as all Elective Contributions made by all Participants that are not taken into account in the ACP test described in a subsection below. In accordance with Section 1.402(g)-1(e)(iii) of the income tax regulations, excess elective deferrals described in Section 3.2 made by Non-Highly Compensated Employees, to the extent made under the Plan or a plan maintained by an Affiliated Employer, shall not be taken into account under the ADP test described in this subsection.

          For the purpose of calculating the actual deferral percentages hereunder, subject to and in accordance with regulations or other authority issued under Sections 401(k) and/or 401(m) of the Code by the appropriate governmental authority, only such portion of the applicable Contributions (as described in the second previous paragraph) as may be necessary to ensure compliance with the actual deferral percentage test shall be taken into account for purposes of that test. With respect to Plan Years commencing after December 31, 1988, such actual deferral ratios of each eligible Employee and the actual deferral percentage of each group shall be calculated to the nearest one-hundredth of one percent of the eligible Employee's Compensation. The actual deferral ratio of an eligible Employee is zero if no applicable Contributions were allocated to such Employee's Employer Nonforfeitable Contributions Account for the Plan Year.

          In accordance with the requirements of Section 1.401(k)-1(b)(3) of the income tax regulations, two or more cash or deferred arrangements (as defined in Section 401(k) of the Code) may be considered one such arrangement for purposes of determining whether such arrangements satisfy the requirements of Sections 401(a)(4), Section 401(k) and 410(b) of the Code. In such case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of applying this Section and Sections 401(a)(4), 401(k) and 410(b) of the Code. If an Employer and any Affiliated Employer individually or collectively maintain two or more plans that are treated as a single plan for purposes of Section 401(a)(4) or 410(b) of the Code (other than Section 410(b)(2)(A)(ii) of the Code as in effect for Plan Years which begin after December 31, 1988), all cash or deferred arrangements that are included in such plans are to be treated as a single arrangement for purposes of this Section and Sections 401(a)(4), 401(k) and 410(b) of the Code. For Plan Years beginning after December 31, 1989, plans may be aggregated under the preceding provisions of this paragraph only if they have the same Plan Year. With respect to Plan Years beginning after December 31, 1986, if any Highly Compensated Employee is a participant under two or more cash or deferred arrangements (as defined in Section 401(k) of the Code) of an Employer, for purposes of determining the actual deferral ratio with respect to such Highly Compensated Employee, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement. For Plan Years beginning after December 31, 1988, if a Highly Compensated Employee participates in

                                    III-11
     two or more cash or deferred arrangements that have different plan years, the immediately preceding sentence shall be applied by treating all cash or deferred arrangements with years ending with or within the same calendar year as a single arrangement. For Plan Years beginning after 1988, contributions and allocations under an employee stock ownership plan described in Section 4975(e)(7) of the Code may not be combined with contributions or allocations under any plan not described in Section 4975(e)(7) of the Code.

          With respect to Plan Years beginning prior to January 1, 1992, the Plan or, if the Plan is aggregated with another cash or deferred arrangement pursuant to the previous paragraph, such aggregated Plan may, in the discretion of the Committee, be restructured (in accordance with Sections 1.401(k)-1(h)(3)(iii), 1.401(a)(4)-1(c)(8)(iii) and 1.401(a)(4)-
     9(c) of the income tax regulations into two or more component plans for purposes of determining whether the Plan or aggregated Plan satisfies
     Section 401(a))(4) of the Code and the actual deferral percentage test set forth above. If each of the component plans of the Plan or aggregated Plan satisfies all of the requirements of Sections 401(a)(4) and 410(b) of the Code as if it were a separate Plan or aggregated Plan, then the Plan or aggregated Plan is treated as satisfying Section 401(a)(4) of the Code. If the Plan or aggregate Plan is restructured into component plans for purposes of testing for compliance with Section 401(a)(4) of the Code and the actual deferral percentage test, each component plan resulting from such restructuring shall consist of all of the allocations, accruals, and other benefits, rights and features provided to a group of Employees under the Plan or aggregated Plan. Each Employee is permitted to be included in only one such component plan.

          With respect to Plan Years beginning after December 31, 1986, if an eligible Highly Compensated Employee is subject to the family aggregation rules of Section 414(q)(6) of the Code (as described in the third paragraph of the Highly Compensated Employee definition in Section 3.5) because such person is either a 5-percent owner (described in the Highly Compensated Employee definition) or a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest compensation (as described in the Highly Compensated Employee definition), the combined actual deferral ratio of the family group (which is treated as one Highly Compensated Employee) shall be determined by combining the Compensation, as well as the applicable Contributions (described above) which are allocated to the Employer Nonforfeitable Contributions Account of all such eligible family members described in this sentence. The Compensation, as well as the applicable Contributions (described above) allocated to the Employer Nonforfeitable Contributions Accounts of all eligible family members, are disregarded for purposes of determining the ADP of the group of Non-Highly Compensated Employees. If any eligible Employee is required to be aggregated as a member of more than one family group, all eligible Employees who are members of those family groups that include such Employee are aggregated as one family group in accordance with the preceding provisions of this paragraph.

                                    III-12

          (i)  Excess Employer Contributions Over ADP Limits:
               ---------------------------------------------

               (i)  Distribution of Excess Employer Contributions:  In the event
                    ---------------------------------------------
          that with respect to any Plan Year, the aggregate amount of Employer Contributions (taken into account in computing the actual deferral percentage of Highly Compensated Employees for the Plan Year) exceeds the maximum amount of such Employer Contributions permitted under the actual deferral percentage tests set out above, then (to the extent that another means of satisfying the ADP test is not implemented by the Committee), within two and one-half months from the end of the Plan Year or as soon as practicable, but not later than the end of the Plan Year immediately following the Plan Year to which any such excess Employer Contributions pertain, such excess (plus allocable income or loss) shall be distributed to Highly Compensated Employees, as provided below. In lieu of distribution of excess Contributions, within twelve (12) months after the end of the Plan Year, an Employer may make Qualified Non-Elective Contributions on behalf of Non-Highly Compensated Employees pursuant to Section 3.4(d) in an amount sufficient to satisfy the ADP test for the Plan Year.

               For Plan Years beginning prior to January 1, 1997, the amount of such excess Employer Contributions for a Highly Compensated Employee for a Plan Year shall be determined by the following leveling method, under which the actual deferral ratio of the Highly Compensated Employee with the highest actual deferral ratio is reduced to the extent required to (i) enable the Plan to satisfy the actual deferral percentage test set out above, or (ii) cause such Highly Compensated Employee's actual deferral ratio to equal the ratio of the Highly Compensated Employee with the next highest actual deferral ratio. This process shall be repeated until the Plan satisfies the actual deferral percentage test. For Plan Years beginning on and after January 1, 1997, the amount of such excess contributions for a Highly Compensated Employee for a Plan Year shall be determined by the following leveling method, under which Elective Contributions of the Highly Compensated Employee with the largest dollar amount of Elective Contributions is reduced to the extent required to (i) enable the Plan to satisfy the ADP test set out above, or (ii) cause such Highly Compensated Employee's Elective Contribution amount for the Plan Year to equal the Elective Contribution amount of the Highly Compensated Employee with the next largest dollar amount of Elective Contributions for the Plan Year. This process shall be repeated until the Plan satisfies the ADP test. This correction method shall be performed in accordance with
          Section 401(k)(8)(c) of the Code.

               For each Highly Compensated Employee, the amount of such excess Employer Contributions is equal to the applicable Contributions

                                    III-13
          that were allocated to such Employee's Employer Nonforfeitable Contributions Account and taken into account in computing his actual deferral ratio (determined prior to the application of this and the immediately preceding sentence), minus the amount determined by multiplying such Employee's actual deferral ratio (determined after application of this and the immediately preceding sentence) by his Compensation used in determining such ratio.

               For Plan Years beginning prior to January 1, 1997, any such excess Employer Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code (described in the third paragraph of the Highly Compensated Employee definition) in the manner prescribed under
          Section 1.401(k)-1(f)(5) of the income tax regulations. Any such excess Employer Contributions (including any amounts that are recharacterized under applicable provisions of the Plan) shall be treated as annual additions under Section 4.3 of the Plan. In no event shall the amount of such excess Employer Contributions to be recharacterized for a Plan Year with respect to any Highly Compensated Employee exceed the amount of Employer Contributions made on behalf of such Highly Compensated Employee for such Plan Year.

               For purposes of this subsection, in accordance with Section 1.401(k)-1(f)(4)(ii)(C) of the income tax regulations, income or loss that is allocable to excess Employer Contributions (described above) for the Plan Year shall be the income or loss allocable to the Participant's Employer Nonforfeitable Contributions Account (to the extent attributable to applicable Contributions (described above) used in the ADP test), multiplied by a fraction. The numerator of the fraction is the Participant's excess Employer Contributions for the Plan Year. The denominator is the balance of the Participant's Employer Nonforfeitable Contributions Account (to the extent attributable to applicable Contributions (described above) used in the ADP test), as of the beginning of that Plan Year, plus the applicable Contributions (described above) allocated to his Employer Nonforfeitable Contributions Account for the Plan Year. No income or loss will be allocated for the gap period between the end of the Plan Year to the date of distribution for Plan Years beginning on or after January 1, 1992 and, with respect to Plan Years beginning before such date, income or loss shall be allocated in accordance with the applicable income tax regulations and Plan document as then in effect.

               Excess Employer Contributions (and any income allocable thereto) shall be distributed from the portion of an Employer Nonforfeitable Contributions Account attributable to the Contributions used in the ADP test. If the Plan has Qualified Matching Contributions ("QMC"),

                                    III-14
          distribution of Elective Contributions (plus earnings) and QMC (plus earnings) shall be made in proportion to the Participant's Elective Contributions and QMC (to the extent used in the ADP test) for the Plan Year, unless the Code permits and the committee elects otherwise. In addition, to the extent that such excess Employer Contributions are attributable to Elective Contributions (and any income allocable thereto) which amounts are distributed to the Participant pursuant to the preceding provisions of this subsection, Matching Contributions (and any income allocable thereto determined in the same manner as for other contributions) will be appropriately reduced and the reduced Matching Contributions (and any income allocable thereto) shall be applied as forfeitures pursuant to Section 4.6. Such reduction shall be made first by reduction of Matching Contributions allocated to the Participant's Employer Nonforfeitable Contributions Account, and, if necessary, next by reduction of Matching Contributions allocated to the Participant's Employer Contributions Account. The provisions of this paragraph (which provide for reduction of Matching Contributions made with respect to excess Elective Contributions which are distributed hereunder) are intended to comply with the requirements of Sections 401(a), 401(k), 401(m) and 411 of the Code. To the extent that any provision of this paragraph is inconsistent with the preceding sentence, such provision shall be deemed to be inoperative and the plan shall be operated in a manner that complies with the requirements of the immediately preceding sentence.

               (ii)   Recharacterization of Excess Employer Contributions:
                      ---------------------------------------------------
          Recharacterization of excess Employer Contributions in accordance with provisions of this paragraph shall be permitted from time to time as determined by the Committee with respect to any Plan Year in which Employee Voluntary Contributions are permitted under the Plan. In the event that such recharacterization is permitted, the opportunity to elect to recharacterize excess Employer Contributions shall be announced and made available to all affected Participants on a uniform basis. If a determination is made to permit recharacterization, pursuant to uniformly applied nondiscriminatory rules which shall be established from time to time by the Committee, and subject to the provisions of this paragraph, following a Participant's receipt of written notification of excess Employer Contributions allocable thereto, such Participant may elect (at such time and in such manner as shall be prescribed under non-discriminatory rules established from time to time by the Committee) whether or not all or any portion of such excess Employer Contributions shall be recharacterized as after-tax Employee Voluntary Contributions; provided, however, that the Committee may effect the recharacterization of a Participant's excess Employer Contributions without such Participant's election or consent if the Committee determines, in its sole discretion, that it is not feasible

                                    III-15
          under the circumstances to obtain the Participant's election and that it is necessary or desirable to promptly effect such recharacterization in order to ensure compliance with plan qualification requirements. The amount of excess Employer Contributions that may be recharacterized with respect to an affected Participant for a Plan Year shall be reduced by any excess deferrals that were previously distributed to such Participant with respect to his taxable year ending with or within such Plan Year.

               Recharacterized amounts shall remain nonforfeitable and, except as provided in regulations issued under Section 401(k) of the Code, shall be treated as Employee Contributions for purposes of Section 401(a)(4) of the Code and Section 1.401(k)-1(b) of the income tax regulations (including the continued application of the same limits on distributions that apply to Elective Contributions), however, for all other purposes, such amounts shall be treated as Elective Contributions. Elective Contributions shall be reduced by the amount recharacterized and related earnings. Notwithstanding any other provision of this subsection to the contrary, recharacterization of excess Employer Contributions allocable to a Participant shall not be permitted to the extent that such amount, in combination with any other Employee Contributions made by the affected Participant, would exceed any limit under the Plan affecting Employee Contributions. If less than all such excess Employer Contributions are recharacterized, the amount that must otherwise be distributed under the Plan in order to correct such excess shall be reduced by the amount recharacterized and related earnings. Earnings related to any recharacterized amount shall not be treated as a recharacterized amount.

               Recharacterization must occur no later than two and one-half months after the last day of the Plan Year in which such excess Employer Contributions arose, and shall be deemed to occur no earlier than the date that the last Highly Compensated Employee is informed (by the Committee) in writing of the amount recharacterized and the consequences thereof. Recharacterized amounts will be taxable to the Participant for the Participant's tax year in which the Participant would have received them in cash.

          (j)  Actual Contribution Percentage Test:  The actual contribution
               -----------------------------------
     percentage ("ACP"), as determined for a Plan Year pursuant to this subsection, for all eligible Highly Compensated Employees shall not exceed the greater of:

               (i) the actual contribution percentage for the group of all eligible Non-Highly Compensated Employees multiplied by 1.25, or

               (ii) the actual contribution percentage of the group of all eligible Non-Highly Compensated Employees multiplied by 2.0; provided,

                                    III-16
          however, that the actual contribution percentage for the group of eligible Highly Compensated Employees may not exceed the actual contribution percentage of the group of all eligible Non-Highly Compensated Employees, by more than two percentage points (2%).

     Unless otherwise elected by the Employer, the relationship of the ACP for all eligible Highly Compensated Employees for a specific Plan Year shall be determined with respect to the ACP for all eligible Non-Highly Compensated Employees for the Plan Year preceding such Plan Year. For Plan Years commencing after December 31, 1986, the provisions of Section 401(m) of the Code and Section 1.401(m)-1 of the income tax regulations are hereby incorporated into the Plan for all purposes. In addition, for Plan Years beginning after December 31, 1988, if any Highly Compensated Employee is eligible to authorize Elective Contributions under the Plan and to have Matching Contributions allocated with respect thereto, or if such Highly Compensated Employee is eligible to make elective contributions (described in Section 402(g)(3) of the Code) under any other cash or deferred arrangement (described in Section 401(k) of the Code) and/or to make employee contributions (described in Section 401(m) of the Code) or to receive matching contributions (described in Section 401(m)(4)(A) of the Code) under any other qualified plan of an Employer and/or any Affiliated Employer regardless of whether such plan contains a cash or deferred arrangement, the disparities between the actual contribution percentages of the respective groups of eligible Highly Compensated Employees and Non-Highly Compensated Employees shall be reduced as described in Section 1.401(m)-2 of the income tax regulations and subsequent provisions of this subsection.

          Subject to the limitations set forth below, the actual contribution percentage for a specified group of eligible Employees for a Plan Year shall be the average of the actual contribution ratios (calculated separately for each Employee in such group) of the sum of any (i) Employer Matching Contributions allocated to the Employee's Employer Contributions Account for the Plan Year, (ii) Employee Voluntary Contributions, including any amounts recharacterized as Employee Voluntary Contributions and allocated to the Employee's Employee Account, and (iii) to the extent taken into account under Section 1.401(m)-1(b)(5) of the income tax regulations and this subsection, any Elective Contributions, Qualified Non-Elective Contributions, and Profit Sharing Contributions allocated to the Employee's Employer Nonforfeitable Contributions Account for such Plan Year, to the Employee's Compensation (defined below) for the Plan Year. Notwithstanding anything in the preceding sentence to the contrary, the ACP described in the preceding sentence shall not include Matching Contributions that are forfeited either to correct excess aggregate contributions or because the contributions to which they relate are excess deferrals, excess contributions or excess aggregate contributions. To the extent that any Contribution is required to satisfy the ADP test set forth above in this Section, it may not be used to satisfy the ACP test. For the purposes of performing the ACP test, Compensation shall mean all remuneration:

                                    III-17

               (i) that is (a) received during the Plan Year by the eligible Employee from an Employer and is required to be reported as wages on the eligible Employee's form W-2 (or its successor) for federal income tax withholding purposes (or, in the case of a nonresident alien employee, is the type of income that would be required to be reported on form W-2 if such employee were subject to such reporting requirements), but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code), plus (b) any reduction under a compensation deferral agreement under (1) a plan described in Section 401(k) or 408(k) of the Code, (2) an annuity described in Section 403(b) of the Code or (3) an election under a cafeteria plan described in Section 125 of the Code,

               (ii) that subject to clause (iv) below, is actually paid to or is includible (within the meaning of Section 1.415-2(d)(3) and (4) of the income tax regulations) in the gross income of the eligible Employee within the relevant Plan Year, or would have been so paid or includible but for a reduction described in clause (i) immediately above,

               (iii) that does not exceed (A) for Plan Years beginning on or after January 1, 1989 and before January 1, 1994, $200,000; and (B) for Plan Years beginning on or after January 1, 1994, $150,000 (as such dollar amounts are adjusted at such time and in such manner as may be prescribed in Section 401(a)(17)(B) of the Code), and

               (iv) that is received by the eligible Employee during the entire Plan Year and not only while he is a Participant.

     For the purposes of computing the actual contribution percentage ratios, Elective Contributions shall include excess elective deferrals described in
     Section 3.2 and any Elective Contributions that are not taken into account in the actual deferral percentage test, provided that the actual deferral percentage test is satisfied both with and without exclusion of these Elective Contributions. Any Qualified Non-Elective Contributions and any Profit Sharing Contributions allocated to the Participant's Employer Nonforfeitable Contributions Account, as provided above, shall be taken into account for purposes of the actual contribution percentage test to the extent that such amounts are not needed to pass the actual deferral percentage test. With respect to Plan Years commencing after December 31, 1988, such actual contribution ratios of each eligible Employee and the actual contribution percentage of each group shall be calculated to the nearest one-hundredth of one percent of the eligible Employee's Compensation. The actual contribution ratio of an eligible Employee is zero if no Contributions which are used in computing actual contribution ratios are allocated on behalf of such Employee.

                                    III-18

          If an Employer and any Affiliated Employer, individually or collectively, maintain two or more plans that are treated as a single plan for purposes of Section 401(a)(4) or 410(b) of the Code (other than Section 410(b)(2)(A)(ii) of the Code as in effect for Plan Years which began after December 31, 1988), all employee and matching contributions described in
     Section 1.401(m)-1(f) of the Proposed income tax regulations (or any successor thereto) are to be treated as made under a single plan for purposes of this Section and Sections 401(a)(4), 401(k) and 410(b) of the Code. For Plan Years beginning after December 31, 1989, plans may be aggregated under the preceding provisions of this paragraph only if they have the same Plan Year. With respect to Plan Years beginning after December 31, 1986, if any Highly Compensated Employee is a participant under two or more plans of an Employer or any Affiliated Employer which are subject to Section 401(m) of the Code, for purposes of determining the actual contribution ratio with respect to such Highly Compensated Employee, all employee and/or matching contributions described in Section 1.401(m)- 1(f) of the Proposed income tax regulations (or any successor thereto) made under such plans must be aggregated. For Plan Years beginning after 1988, contributions and allocations under an employee stock ownership plan described in Section 4975(e)(7) of the Code may not be combined with contributions or allocations under any plan not described in Section 4975(e)(7) of the Code.

          With respect to Plan Years beginning prior to January 1, 1992, the Plan or, if the Plan is aggregated with another plan pursuant to the previous paragraph, such aggregated Plan may, in the discretion of the Committee, be restructured (in accordance with Sections 1.401(m)-1(g)(5), 1.401(a)(4)-1(c)(8)(iii) and 1.401(a)(4)-9(c) of the income tax regulations into two or more component plans for purposes of determining whether the Plan or aggregated Plan satisfies Section 401(a)(4) of the Code and the actual contribution percentage test set forth above. If each of the component plans of the Plan or aggregated Plan satisfies all of the requirements of Sections 401(a)(4) and 410(b) of the Code as if it were a separate Plan or aggregated Plan, then the Plan or aggregated Plan is treated as satisfying Section 401(a)(4) of the Code. If the Plan or aggregated Plan is restructured into component plans for purposes of testing for compliance with Section 401(a)(4) of the Code and the actual contribution percentage test, each component plan resulting from such restructuring shall consist of all the allocations, accruals, and other benefits, rights and features provided to a group of Employees under the Plan or aggregated Plan. Each Employee is permitted to be included in only one such component plan.

          With respect to Plan Years beginning after December 31, 1986, if an eligible Highly Compensated Employee is subject to the family aggregation rules of Section 414(q)(6) of the Code (described in the third paragraph of the Highly Compensated Employee definition in Article I) because such person is either a 5-percent owner (as described in the Highly Compensated Employee definition) or a Highly Compensated Employee in the group consisting of the ten Highly Compensated Employees paid the greatest compensation (as described in the Highly Compensated Employee definition), the combined actual contribution ratio of the family group (which is treated as one Highly

                                    III-19

     Compensated Employee) shall be determined by combining the Compensation, as well as the applicable Contributions (described above) which are allocated to the appropriate Accounts of all eligible family members described in this sentence. The Compensation, as well as the applicable Contributions (described above) which are allocated to the appropriate Accounts of all eligible family members are disregarded for purposes of determining the ACP of the group of Non-Highly Compensated Employees. If any eligible Employee is required to be aggregated as a member of more than one family group, all eligible Employees who are members of those family groups that include that Employee shall be aggregated as one family group in accordance with the preceding provisions of this paragraph.

          (k)  Prohibited Multiple Use of 2.0/2% Alternative Limits for the ADP
               ----------------------------------------------------------------
     and ACP Tests: Any disparity between the actual deferral percentage or
     -------------
     actual contribution percentage of the respective groups of Highly Compensated Employees and Non-Highly Compensated Employees shall be reduced as described in Section 1.401(m)-2 of the income tax regulations (or any successor regulations). Without limiting the scope of the immediately preceding sentence, any multiple use of the alternative method of compliance with the ADP and ACP tests (i.e., the 2.0/2% alternative limit which is described in clauses (ii) and (iv) below and in Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) of the Code) shall be determined and corrected, as appropriate, in accordance with the provisions of this subsection.

          Multiple use of such alternative limitation shall occur if the sum of
     (a) the actual deferral percentage of the entire group of eligible Highly Compensated Employees under the Plan or any other cash or deferred arrangement (described in Section 401(k) of the Code) of an Employer or an Affiliated Employer and (b) the actual contribution percentage of the entire group of eligible Highly Compensated Employees under the Plan or any other qualified plan of an Employer or an Affiliated Employer that is subject to Section 401(m) of the Code, exceeds the greater of:

               (i)   125 percent of the greater of (1) the actual
                                        -------
          deferral percentage of the group of Non-Highly Compensated Employees eligible under the Plan (or other arrangement of an Employer or Affiliated Employer that is subject to
          Section 401(k) of the Code) for the Plan Year, or (2) the actual contribution percentage of the group of Non-Highly Compensated Employees under the Plan (or other plan of an Employer or Affiliated Employer that is subject to Section 401(m) of the Code) for the Plan Year beginning with the Plan Year of the Plan (or other arrangement that is subject to Section 401(k) of the Code), plus

               (ii)  the number two (2) plus the lesser of clause (1)
                                                 ------
          or (2) of (i) above; provided, however, in no event shall the amount computed under this (ii) exceed 200 percent of the lesser of clause (1) or (2) of (i) above; or
                                                        --

                               III-20

               (iii) 125 percent of the lesser of (1) the actual
                                        ------
          deferral percentage of the group of Non-Highly Compensated Employees eligible under the Plan (or other arrangement of an Employer or Affiliated Employer that is subject to
          Section 401(k) of the Code) for the Plan Year, or (2) the actual contribution percentage of the group of Non-Highly Compensated Employees under the Plan (or other plan of an Employer or Affiliated Employer that is subject to Section 401(m) of the Code) for the Plan Year beginning with the Plan Year of the Plan (or other arrangement that is subject to Section 401(k) of the Code), plus

               (iv) the number two (2) plus the greater of clause (1)
                                                -------
          or (2) of (iii) above; provided, however, in no event shall the amount computed under this (iv) exceed 200 percent of the lesser of clause (1) or (2) of (iii) above.

          Notwithstanding the previous paragraph, multiple use of the alternative limitation does not occur if (i) the ADP of the group of Highly Compensated Employees does not exceed the product of 1.25 multiplied by the ADP of the group of Non-Highly Compensated Employees, or (ii) the ACP of the group of Highly Compensated Employees does not exceed the product of
     1.25 multiplied by the ACP of the group of Non-Highly Compensated
     Employees.

          The actual deferral percentage and actual contribution percentage of the group of eligible Highly Compensated Employees shall be determined after the use of all applicable Contributions to meet the actual deferral percentage test and after use of all applicable Contributions to meet the requirements of the actual contribution percentage test. In addition, the actual deferral percentage and the actual contribution percentage of the group of eligible Highly Compensated Employees shall be determined after any required corrective distribution of excess deferrals, excess Employer Contributions or excess aggregate Contributions (described below), and after any required recharacterization of excess Employer Contributions, without regard to the rules hereunder relating to multiple use of the alternative methods of compliance contained in this subsection and Sections 401(k)(3)(A)(ii)(II) and 401(m)(2)(A)(ii) of the Code.

          If a multiple use of the alternative method of compliance with Sections 401(k) and 401(m) occurs, in order to eliminate the multiple use of such alternative method of compliance, the amount of reduction to the actual deferral percentage of the entire group of eligible Highly Compensated Employees under the Plan (and each other arrangement subject to Section 401(k) of the Code) shall be calculated in the manner described in this Section 3.4(k) of the Plan and Section 1.401(k)-1(f)(2) of the income tax regulations. Such required reduction shall be treated as an excess contribution under the arrangement subject to Section 401(k) of the Code. However, if any excess contribution is recharacterized as an Employee Voluntary Contribution, such recharacterized amount shall be treated as an excess aggregate Contribution. Instead of reducing the actual deferral ratios of Highly Compensated Employees, the Employer may eliminate the

                                    III-21
     multiple use of the alternative limitation by making Qualified Non-Elective Contributions on behalf of Non-Highly Compensated Employees (pursuant to
     Section 3.4(d)) within twelve (12) months after the end of the Plan Year.

          (l)  Excess Aggregate Contributions Over ACP Limits:  In the event
               ----------------------------------------------
     that with respect to any Plan Year, the aggregate amount of applicable Contributions taken into account under the actual contributions percentage test (set forth above) on behalf of Highly Compensated Employees exceeds the maximum amount of such Contributions permitted under the actual contribution percentage test set out above (determined by reducing such Contributions made on behalf of Highly Compensated Employees in order of actual contribution percentages beginning with the highest of such percentages), then, within two and one-half months from the end of the Plan Year or as soon as practicable, but not later than the end of the Plan Year immediately following the Plan Year to which any such excess aggregate Contributions pertain, as described below, such excess (plus allocable income loss) shall be forfeited, if forfeitable, or distributed to Highly Compensated Employees on the basis of the respective portions of such excess aggregate Contributions attributable to each of the Highly Compensated Employees as provided below. In lieu of forfeiture or distribution of such excess aggregate contributions, within twelve (12) months after the end of the Plan Year, the Employer may make Qualified Non-Elective Contributions on behalf of Non-Highly Compensated Employees pursuant to Section 3.4(d) in an amount sufficient to satisfy the ACP test for the Plan Year.

          For Plan Years beginning prior to January 1, 1997, the amount of such excess aggregate Contributions for a Highly Compensated Employee for a Plan Year shall be determined by the following leveling method, under which the actual contribution ratio of the Highly Compensated Employee with the highest actual contribution ratio is reduced to the extent required to (i) enable the Plan to satisfy the actual contributions percentage test set out above, or (ii) cause such Highly Compensated Employee's actual contribution ratio to equal the ratio of the Highly Compensated Employee with the next highest actual contribution ratio. This leveling process shall be repeated until the Plan satisfies the actual contributions percentage test. For Plan Years beginning on and after January 1, 1997, the amount of such excess aggregate contributions for a Highly Compensated Employee for a Plan Year shall be determined by the leveling method prescribed in Section 401(m)(6)(C) of the Code beginning with the Highly Compensated Employee who has the greatest amount of Employee Voluntary Contributions, Matching Contributions and other Contributions allocated to his Account for the Plan Year that are taken into account for purposes of the ACP test. This leveling process shall be repeated until the Plan satisfies the ACP test.

          For each Highly Compensated Employee, the amount of such excess aggregate Contributions is equal to the applicable Contributions (described above) that were taken into account in computing his actual contribution ratio (determined prior to the application of this and the immediately preceding sentence), minus the amount determined by multiplying such Employee's actual contribution ratio (determined after application of this and the immediately preceding sentence) by his Compensation used in

                                    III-22
     determining such ratio. For Plan Years beginning prior to January 1, 1997, any such excess aggregate Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Section 414(q)(6) of the Code (described in the third paragraph of the Highly Compensated Employee definition) in the manner prescribed under Section 1.401(k)- 1(f)(5) of the income tax regulations.

          For purposes of this subsection, in accordance with Section 1.401(m)- 1(e)(3)(ii)(C) of the income tax regulations, income or loss that is allocable to excess aggregate Contributions (described above) for the Plan Year shall be the income or loss allocable to the applicable Contributions (described above) used in the ACP test multiplied by a fraction. The numerator of this fraction is the Participant's excess aggregate Contributions for the Plan Year. The denominator is the balance of the Participant's Account to the extent used in the ACP test as of the beginning of the Plan Year, plus the applicable Contributions (described above) used in the ACP test for the Plan Year. Income or loss allocable to excess aggregate contributions that are recharacterized as after-tax Employee Voluntary Contributions is determined as if the recharacterized amounts had been distributed as Elective Contributions. No income or loss will be allocated for the gap period between the end of the Plan Year and the date of distribution for Plan Years beginning on or after January 1, 1992 and, with respect to Plan Years beginning before such date, income or loss shall be allocated in accordance with the income tax regulations and Plan document as then in effect.

          The Committee (on or before the fifteenth day of the third month following the end of the Plan Year but, in any event, before the end of the next Plan Year) shall direct the Trustee to distribute to the Highly Compensated Employee having the highest actual contribution ratio, his portion of the excess aggregate contributions (and income allocable thereto) or, if forfeitable, forfeit such non-vested excess aggregate contributions attributable to Matching Contributions (and income allocable thereto) pursuant to Section 4.6. This process shall be repeated until the ACP test is satisfied, or until the actual contribution ratio of such Highly Compensated Employee equals the actual contribution ratio of the Highly Compensated Employee having the next highest actual contribution ratio. Vested Matching Contributions may not be forfeited to correct excess aggregate contributions; provided, however, an otherwise vested Matching Contribution may be forfeited if the Elective Contribution to which such Matching Contribution relates is an excess contribution (above the ADP limits of Section 401(k)(3) of the Code) or an excess deferral (above the annual dollar limit of Section 402(g) of the Code). The forfeiture or distribution of excess aggregate contributions (and allocable income) shall be made in the following order:

          (i) Distribution of Elective Contributions recharacterized as Employee Voluntary Contributions, if any;

          (ii) Forfeiture of non-vested Matching Contributions, if any; and

          (iii) Distribution of vested Matching Contributions, if any.

                                    III-24

          Forfeitures of excess aggregate contributions (and income allocable thereto) shall be administered in accordance with Section 4.6; provided, however, if forfeitures are allocated to Participants under Section 4.6, no forfeitures may be allocated to a Highly Compensated Employee whose excess aggregate contributions were reduced pursuant to the previous paragraph.

          Excess aggregate contributions are still counted as Employer Contributions, for purposes of Sections 404 and 415 of the Code, for the Plan Year when made, even if distributed from the Plan. In addition, forfeitures of excess Matching Contributions to satisfy the ACP test are still counted as annual additions under Section 415 of the Code for the Plan Year when made on behalf of the applicable Highly Compensated Employees from whose Accounts such amounts were forfeited. If forfeitures are re-allocated to Participants' Accounts pursuant to Section 4.6, such forfeitures are also treated as annual additions under Section 415 of the Code on behalf of such Participants for the Plan Year in which such amounts are re-allocated.

          (m)  Mandatory Disaggregation of Certain Plans:  Notwithstanding any
               -----------------------------------------
     provision of this Section 3.4 to the contrary, the Plan shall be operated in accordance with Section 1.401(k)-1(g)(11) of the income tax regulations concerning mandatory disaggregation of certain types of plans. Subject to all the requirements of Section 1.401(k)-1(g)(11)(iii) of the income tax regulations, the following plans shall be treated as comprising separate plans:

               (i)   Plans benefiting collective bargaining unit
                     -------------------------------------------
          employees. A plan that benefits employees who are included
          ---------
          in a unit of employees covered by a collective bargaining agreement and employees who are not included in such a collective bargaining unit is treated as comprising separate plans.

               (ii)  ESOPS and non-ESOPs.  For Plan Years beginning on
                     -------------------
          or after January 1, 1991, the portion of a plan that is an employee stock ownership plan described in Section 4975(e) or 409 of the Code (an ESOP) and the portion of the plan that is not an ESOP are treated as separate plans, except as otherwise permitted under Section 54.4975-11(e) of the income tax regulations.

               (iii) Plans benefiting employees of qualified separate
                     ------------------------------------------------
          lines of business. If an Employer is treated as operating
          -----------------
          qualified separate lines of business for purposes of Section 410(b) of the Code, the portion of a plan that benefits employees of one qualified separate line of business is treated as a separate plan from the portions of the same plan that benefit employees of the other qualified separate lines of business of the Employer.

                               III-24

               (iv)  Plans maintained by more than one employer--
                     --------------------------------------------

                         (A)  Multiple employer plans.  If a plan
                              -----------------------
                    benefits employees of more than one Employer and the employees are not included in a unit of employees covered by a collective bargaining agreement (a multiple employer plan), the plan is treated as comprising separate plans each of which is maintained by a separate Employer.

                         (B)  Multiemployer plans.  The portion of a
                              -------------------
                    plan that benefits employees who are included in a collective bargaining unit, the portion of a plan that benefits employees who are included in another collective bargaining unit and the portion of a plan that benefits non-collective bargaining unit employees are all treated as separate plans. Consistent with Section 413(b) of the Code, the portion of a plan that is maintained pursuant to a collective bargaining agreement is treated as a single plan maintained by a single employer that employs all the employees benefiting under the same benefit computation formula and covered pursuant to that collective bargaining agreement. The non-collectively bargained portion of the plan is treated as maintained by one or more employers, depending on whether the non-collective bargaining unit employees who benefit under the plan are employed by one or more employers.

     3.5.  Highly Compensated Employee:  For all purposes of the Plan, "Highly
           ---------------------------
Compensated Employee" shall mean, for Plan Years beginning prior to January 1, 1997, (subject to the subsequent provisions hereof) any Employee, who during the Plan Year for which the determination is being made (the "determination year") or during the 12-month period immediately preceding the Plan Year (the "look-back year"):

          (a) was at any time a 5-percent owner (as defined in Section 416(i)(1) of the Code and Section 7.4),

          (b) received compensation (described below) from an Employer in excess of $75,000 (as adjusted at such time and in such manner as may be prescribed under Section 414(q) and Section 415(d) of the Code,

          (c) received compensation from an Employer in excess of $50,000 (as adjusted at such time and in such manner as may be prescribed under Section 414(q) and Section 415(d) of the Code, and was in the top-paid group of Employees consisting of the top 20-percent of the Employees when ranked on the basis of compensation paid during such year, excluding, however, for purposes of

                               III-25
     determining the number (but, except for Employees covered by collective bargaining agreements described below, not identity) of Employees which comprise such top-paid group of Employees, (i) any Employee who has not completed six months of service as of the end of the current year after aggregating the Employee's service for an Employer during the current year and the immediately preceding year, (ii) any Employee who normally works less than 17-1/2 hours per week for 50% or more of the total weeks worked during such year (excluding weeks during which an Employee did not work for an Employer), (iii) any Employee who normally works during not more than six months during any year (an Employee who works on one day during a month is deemed to have worked during that month), (iv) any Employee who has not attained age 21 as of the end of the applicable year, and (v) except to the extent provided in regulations issued under Section 414(q) of the Code by the appropriate governmental authority, any Employee who is included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and an Employer, if at least 90 percent of the Employees of an Employer are covered under one or more such collective bargaining agreements and the Plan does not cover any Employee who is covered by any such collective bargaining agreement.

          (d) was at any time an officer (within the meaning of Section 416(i) of the Code) and received compensation greater than 50-percent of the dollar amount in effect under Section 415(b)(1)(A) of the Code for the calendar year in which the determination year or look-back year begins.

     With respect to the exclusions for Employees who normally work less than 17 1/2 hours per week or during not more than six months during any year (as described in clauses (c)(ii) and (c)(iii), respectively, above), such exclusion determinations may be made separately with respect to each Employee, or on the basis of groups of Employees who fall within particular job categories as established by an Employer on a reasonable and consistent basis. For purposes of clause (c)(ii) above, an Employer may exclude Employees who are members of a particular job category if (i) 80% of the positions within that job category are filled by Employees who normally work less than 17 1/2 hours per week, or (ii) the median number of hours of service credited to Employees in that job category during a determination year or look-back year, as the case may be, is less than or equal to 500. Any Employee who is a non-resident alien who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from an Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code) shall not be treated as an Employee for the purpose of determining whether an Employee is a Highly Compensated Employee or a Non-Highly Compensated Employee.

     An Employee shall not be treated as described in Sections 3.5(a), (b) or
(c) for the determination year unless such Employee is also a member of the group consisting of the 100 Employees paid the greatest compensation (described below) during the determination year. For purposes of Section 3.5(d), without regard to any exclusions applicable for purposes of

                                    III-26
determining the number of Employees in the top-paid group of Employees, no more than 50 Employees (or, if lesser, the greater of (i) three Employees who perform services during the determination or look-back year or (ii) 10% of such Employees) shall be treated as officers with respect to the determination year or the look-back year, whichever may be applicable. Provided, however, that if for either such year the number of officers of an Employer who satisfy the requirements of Section 3.5(d) (as limited by the first sentence of this paragraph) exceeds the 50-Employee limitation of the immediately preceding sentence, then the officers who receive the greatest compensation during the determination year or look-back year will be considered includible officers; and, further provided, that if for any such year, no officer of an Employer is described in Section 3.5(d), the highest paid officer of an Employer for such year (without regard to the amount of compensation paid to such officer in relation to the dollar limit of Section 415(c)(1)(A) of the Code for the year) shall be treated as described in such Section 3.5(d) whether or not such Employee is also a Highly Compensated Employee on any other basis. An individual who is a Highly Compensated Employee for the determination year or the look-back year by reason of being described in two or more of Sections 3.5(a), (b), (c), or (d) shall not be disregarded in determining whether another individual is a Highly Compensated Employee. The Committee shall prescribe reasonable and nondiscriminatory rules which shall be uniformly and consistently applied for the purposes of (i) rounding calculations incident to determining the number of Employees in the top-paid group of Employees and (ii) breaking ties among two or more Employees incident to identifying particular Employees who are in the top-paid group of Employees, who are among the top-10 Highly Compensated Employees, or who are among the 100 Employees paid the greatest compensation during the determination year.

     For Plan Years beginning on and after January 1, 1997, "Highly Compensated Employee" shall mean (subject to the subsequent provisions hereof) any Employee who

          (i) was a 5-percent owner (as defined in Section 416(i)(1) of the Code and Section 7.4 of the Plan) at any time during the Plan Year for which the determination is being made (the "determination year") or during the 12-month period immediately preceding the Plan Year (the "look-back year"); or

          (ii) received compensation (described below) from the Employer in excess of $80,000 (as adjusted at such time and in such manner as may be prescribed under Section 414(q) or Section 415(d) of the Code) during the look-back year.

     If the Plan Sponsor so elects for a Plan Year, the group described in clause (ii) above shall be limited to the top-paid group of Employees consisting of the top 20-percent of the Employees when ranked on the basis of compensation paid during the look-back year, determined in the same manner as for Plan Years beginning prior to January 1, 1997, described above.

     For Plan Years beginning prior to January 1, 1997, if, on any single day during any determination year or look-back year, an Employee is a member of the family (described below) of another individual who is (i) a 5-percent owner who is a current or former Employee or (ii) a Highly Compensated Employee (including former Employees) in the group consisting of the 10

                                    III-27

Highly Compensated Employees paid the greatest compensation during the determination year or the look-back year, then such family member and 5-percent owner or top-10 Highly Compensated Employee shall be considered to be a single Employee receiving an amount of compensation and a Plan contribution that is based on the compensation and Plan contribution attributable to such family member and the 5-percent owner or top-10 Highly Compensated Employee. For purposes of the immediately preceding sentence, family members of any Employee or former Employee include the Employee's or former Employee's spouse and lineal ascendants or descendants and the spouses of lineal ascendants and descendants. Family members are subject to the aggregation rule described in the second preceding sentence whether or not (i) they fall within the categories of Employees that may be excluded for purposes of determining the number of Employees in the top-paid group consisting of the top 20-percent of the Employees when ranked on the basis of compensation (as such top-paid group is described in Section 3.5(c) above), or (ii) they are Highly Compensated Employees when considered separately.

     A former Employee who, with respect to an Employer, had a "separation year" (described below) or a "deemed separation year" (described below) prior to the determination year will be treated as a Highly Compensated Employee for the determination year if such former Employee was (i) a Highly Compensated Employee for such former Employee's separation year or deemed separation year, or (ii) a Highly Compensated Employee for any determination year ending on or after such former Employee attained age 55. For purposes of the immediately preceding sentence, an Employee who performs no services for an Employer during a determination year (including a leave of absence throughout the determination year) is treated as a former Employee. A "separation year" is the determination year during which the Employee separates from service with an Employer; provided, however, an Employee who performs no services for an Employer during a determination year will be treated as having separated from service with an Employer in the year in which such Employee last performed services for an Employer. An Employee who performs services for an Employer during a determination year will incur a "deemed separation year" if, in any determination year which ends prior to such Employee's attainment of age 55, the Employee receives compensation in an amount less than 50% of the Employee's average annual compensation for the three consecutive calendar years preceding such determination year during which the Employee received the greatest amount of compensation from an Employer; provided, however, an Employee will not be treated as a Highly Compensated Employee (solely by reason of a deemed separation in a deemed separation year) if, after such deemed separation and before the year of the Employee's actual separation, such Employee's compensation increased sufficiently to permit the Employee to be treated as having a deemed resumption of employment with respect to a determination year, as prescribed in regulations issued under Section 414(q) of the Code by the appropriate governmental authority.

     Former Employees are not counted for purposes of determining the top-paid group consisting of the top 20-percent of the Employees when ranked on the basis of compensation (as such top-paid group is described in Section 3.5(c) above). Furthermore, with respect to the determination year, former Employees are not included in (i) the group consisting of the 100

                                    III-28

Employees paid the greatest compensation, or (ii) the group of includible officers of an Employer, as such groups are described in the second paragraph of this Section.

     For purposes of this Section, "compensation" shall mean the wages (as defined in Section 3401(a) of the Code for purposes of income tax withholding at the source) that are paid (within the meaning of Section 1.415-2(d)(3) and (4) of the income tax regulations) to the Employee by an Employer during the Plan Year for services performed and reportable on the Employee's form W-2 (or its successor), determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code), plus any salary reduction contributions to tax-sheltered annuities under Section 403(b) of the Code, and for Plan Years beginning prior to January 1, 1998, plus elective or salary reduction contributions to cafeteria plans under Section 125 of the Code, or to cash or deferred arrangements under Sections 402(e) and 402(h)(1)(B) of the Code. Only compensation received by the Employee from an Employer, or deemed to be received pursuant to the preceding sentence, shall be considered for purposes of this Section; therefore, compensation shall not be annualized in order to compute an Employee's compensation in the determination year or the look-back year.

     The rules of Section 414(b), (c), (m), (n) and (o) of the Code shall be applied before the above provisions of this Section are applied. The rules described in the immediately preceding sentence do not apply for purposes of determining who is a 5-percent owner. Notwithstanding any provision hereof to the contrary, the determination of who is a Highly Compensated Employee shall be made in accordance with Section 414(q) of the Code and the regulations or other authority issued thereunder by the appropriate governmental authority.

     In the event that the Committee elects to have one or more of the provisions of this paragraph apply for purposes of determining the status of an Employee as a Highly Compensated Employee or a Non-Highly Compensated Employee, the Committee shall adopt a resolution which shall specifically identify the provision or provisions of this paragraph which shall apply and the effective date of such application, and a certified copy of such resolution shall be attached to the Plan as an exhibit which shall be referenced to this Section and shall be deemed to be an amendment of the Plan which is incorporated in and made a part of this Section for all purposes of the Plan. Any provision of this paragraph which becomes operative by virtue of application of the preceding sentence shall override or supersede and control over any provision or provisions of this Section which may be inconsistent with the operative provision or provisions of this paragraph. Accordingly, to the extent elected by the Committee in compliance with the requirements of the first sentence of this paragraph, the following provision or provisions shall apply:

          (x) To the extent permitted in regulations issued under Section 414(q) of the Code by the appropriate governmental authority, the look-back year calculation for a determination year shall be made on the basis of the calendar year ending with or within the applicable determination year (or, in the case of a determination year that is shorter than twelve months, the calendar year ending with or within the twelve month period ending with the end of the applicable

                                    III-29
     determination year); provided, however, the computation contemplated hereunder shall apply only if the Committee elects, as described above, to apply the same computation provisions to all plans, entities and arrangements of an Employer which are required to apply the definition of Highly Compensated Employee set forth in Section 414(q) of the Code.

          (y) To the extent permitted in regulations issued under Section 414(q) of the Code, Leased Employees covered under a qualified money purchase pension plan maintained by a leasing organization and not covered under a qualified retirement plan of an Employer (including the Plan), shall be included for purposes of determining the group of Highly Compensated Employees hereunder.

          (z) To the extent permitted in regulations issued under Section 414(q) of the Code, the special definition (described in such regulations) for purposes of determining whether former Employees who separated from service with an Employer prior to January 1, 1987 are Highly Compensated Employees shall apply; provided, however, the special definition contemplated hereunder shall apply only if the Committee elects, as described above, to apply the special definition to all plans, entities and arrangements of an Employer which are required to apply the definition of Highly Compensated Employee set forth in Section 414(q) of the Code, and further, provided that such election to use such special definition may not be changed by an Employer without the consent of the Internal Revenue Service.

Subject to any governmental approval as may be required under applicable regulations or other authority issued by the appropriate governmental authority, any operative provision of this paragraph may be changed by attaching a certified resolution of the Committee (which resolution shall be attached to the Plan as an exhibit) which (i) shall identify the provision or provisions of the paragraph that are to be changed and the effective date of such change, (ii) shall be referenced to this Section, and (iii) shall be deemed to be an amendment of the Plan which is incorporated in and made part of this Section for all purposes of the Plan.

     3.6. Composition of and Deadline for Payment of Employer Contributions:
          -----------------------------------------------------------------
Employer Contributions shall be paid to the Trust Fund in cash or in kind (including shares of common stock of the Plan Sponsor).

     Any Elective Contributions made pursuant to Compensation Deferral Agreements for the Plan Year shall be paid to the Trust Fund (in installments based on an Employer's pay period and in an amount equal to the amount by which all Participants' Considered Compensation was reduced pursuant to Compensation Deferral Agreements applicable to the pay period) not later than thirty (30) days after the end of an Employer's pay period to which such Contributions are attributable, while all other Contributions of an Employer for each Plan Year shall be paid to the Trustee in one or more installments as the Committee may from time to time determine; provided, however, the Contribution may be paid not later than the time prescribed by law for

                                    III-30
filing an Employer's federal income tax return (including extensions thereof) for such Employer's taxable year ending with or within the Plan Year if (i) the Contribution is treated by the Plan in the same manner that the Plan would treat a Contribution actually received on the last day of such taxable year and (ii) either of the following conditions are satisfied: (1) an Employer designates the Contribution in writing to the Trustee as a payment on account of such taxable year, or (2) an Employer claims such Contribution as a deduction on its federal income tax return for such taxable year; and, further provided, that to the extent required under regulations or other authority prescribed by the appropriate governmental authority, any Contributions (other than Elective Contributions) which are to be taken into account for purposes of determining the actual deferral percentage or actual contribution percentage (defined in Section 3.4) shall (in addition to the limitations thereon under the Plan with respect to vesting and withdrawals) be paid to the Trust Fund not later than the last day of the 12-month period that immediately follows the end of the Plan Year to which such Contributions pertain. To the extent required under regulations or other authority prescribed by the appropriate governmental authority, Matching Contributions which are taken into account for the actual contribution percentage (defined in Section 3.4) shall similarly be paid to the Trustee not later than the last day of the 12-month period that immediately follows the end of the Plan Year to which such Contributions pertain.

     3.7. Return of Contributions for Mistake, Disqualification or Disallowance
          ---------------------------------------------------------------------
of Deduction:  The assets of the Trust Fund shall in no event be paid to or
------------
revert to any Employer or be used for any purpose other than the exclusive benefit of the Participants and their Beneficiaries and the reasonable expenses of administering the Plan except that:

          (a) If an Employer makes a Contribution by mistake of fact, such mistaken Contribution shall revert and be repaid to an Employer within one year after the payment of the Contribution;

          (b) An Employer's Contribution for each Plan Year is conditioned on the Plan's initial qualification under Section 401 of the Code and an Employer's Contribution shall revert and be repaid to an Employer within one year after the date of denial of the initial qualification of the Plan; and

          (c) An Employer's Contribution is conditioned upon the deductibility thereof under Section 404 of the Code and, to the extent the deduction is disallowed, the Contribution shall revert and be repaid to an Employer within one year after the disallowance of the deduction.

     In any case hereinabove described in clauses (a), (b), or (c) of this Section, an Employer shall, subject to the limitations set forth below, have exclusive authority and absolute discretion to determine whether a Contribution, or any part thereof, shall revert and be repaid to it or shall instead remain a part of the Trust Fund. The amount which may be repaid to an Employer under clauses (a) or (c) of this Section may not exceed the excess of (i) the amount contributed over (ii) the amount that would have been contributed had there not occurred a mistake of fact or a mistake in determining the deduction. Earnings attributable to such excess contribution shall not be repaid, and losses attributable thereto shall reduce the amount which may be returned. If the

                                    III-31
repayment of the amount attributable to the mistaken Contribution would cause the balance of any Participant's Account to be reduced to less than the balance which would have been in the Account had the mistaken amount not been contributed, then the amount which may be repaid to an Employer shall be limited so as to avoid such reduction.

     3.8. Qualified Military Service:  Notwithstanding any provision of this
          --------------------------
Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code. To the extent that the Employer chooses to suspend loan payments during participants' periods of qualified military service, loan payments will be suspended under this Plan as permitted under Section 414(u) of the Code.

                                    III_32

                                  ARTICLE IV.

                                 PARTICIPATION

     4.1. Periodic Certification by Employer.  As soon as practicable after such
          ----------------------------------
Contribution is made, each Employer shall certify to the Committee the amount of any Elective, Matching, Qualified Non-Elective, and/or Profit Sharing Contribution that it made for the period then ended, the names of its Participants entitled to share in each type of Contribution, the amount of each of its Participant's Voluntary Contributions, if any, for such period, the number of years of Active Service of its Participants, the amount of Considered Compensation paid to each such Participant for such period, and the amount of Considered Compensation paid to all its Participants for such period. Such certification shall be conclusive evidence of such facts.

     4.2. Allocation of Employer Contributions:

          (a)  Elective Contributions:  As of the end of each month to which
               ----------------------
     Elective Contributions apply, Elective Contributions authorized by the Participant for such month pursuant to a Compensation Deferral Agreement (and permitted under applicable provisions of the Plan to be made by an Employer on behalf of the Participant) shall be allocated to the Participant's Employer Nonforfeitable Contributions Account.

          (b)  Matching Contributions:  As of the last day of each applicable
               ----------------------
     month, Matching Contributions described in Section 3.4(b) shall be credited to the Participant's Employer Contributions Account.

          (c)  Profit Sharing Contributions:  As of the end of the Plan Year
               ----------------------------
     to which any Profit Sharing Contribution applies, the Committee shall allocate any Profit Sharing Contribution for the Plan Year to each Participant who satisfies the requirements of Section 3.4(c) in the proportion that the total Considered Compensation of each such Participant for such Plan Year bears to the total Considered Compensation for all such Participants for such Plan Year, and shall credit each such Participant's proportionate share to the Participant's Employer Nonforfeitable Contributions Account and/or Employer Contributions Account, as specified in resolutions adopted by the Board and communicated to Participants; provided, however, absent such specification, the Committee shall credit each Participant's proportionate share to the Participant's Employer Contributions Account.

          (d)  Qualified Non-Elective Contributions:  As of the end of the
               ------------------------------------
     Plan Year to which any Qualified Non-Elective Contribution applies, the Committee shall allocate any Qualified Non-Elective Contribution for the Plan Year to each eligible Participant who satisfies the requirements of
     Section 3.4(d) in the proportion that total Considered Compensation of each such Participant for the Plan Year bears to total Considered Compensation for all such Participants for such Plan Year, and shall credit each such Participant's proportionate share to the Participant's Employer Nonforfeitable Contributions Account.

          (e)  Top-Heavy Minimum Contribution:  Notwithstanding any other
               ------------------------------
     provision of the Plan to the contrary, if the Plan is a Top-Heavy Plan described in Article VII for the Plan Year, such portion of an Employer's Contribution (made pursuant to applicable provisions of Section 3.4(f)) shall be allocated among an Employer's Participants who are in its employ at the end of the Plan Year (including Participants who, except for Section 7.4(f) of the Plan, may not otherwise be entitled to share in the allocation) as may be required to ensure that each such Participant is credited with an amount which when added to any other portion of an Employer Contribution allocated to his Account will equal the minimum allocation required under Section 7.3(c) of the Plan. Any such amount allocated hereunder shall be specially allocated pursuant hereto and credited to the Participant's Employer Contributions Account.

          (f)  Restoration of Forfeited Amounts:  The Committee shall allocate
               --------------------------------
     any Employer Contribution (made in accordance with applicable provisions of Section 3.4(e) to restore an Account in accordance with the requirements of
     Section 4.6) to the Account required to be restored under applicable provisions of Section 4.6. The Committee shall temporarily hold any Employer Contribution (made in accordance with Section 3.4 to restore an Account in accordance with the requirements of Section 6.7) in an unallocated distribution account until it can be paid out in accordance with the provisions of Section 6.7. Distribution from the unallocated distribution account to the appropriate person shall be made as soon as practicable.

          If a Participant has been Transferred during a pay period or the Plan Year, such Participant shall be entitled to have allocated to his Account a portion of an Employer Contribution made by each Employer by whom such Participant was employed during such pay period or Plan Year, and such Participant's share of each Employer's Contribution shall be computed with respect to each such Employer in the manner hereinabove provided.

     4.3. Limitation on Additions to Account:
          ----------------------------------

     Capitalized terms used in this Section which are not otherwise defined in
Article I of the Plan are defined in Section 4.3(d).

          (a)  Participant Covered Solely in This Plan:  This Section 4.3(a)
               ---------------------------------------
     applies only if the Participant does not participate in, and has never participated in, another qualified plan, a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by an Employer, which provides an Annual Addition.

               (i) If the Participant does not participate in, and has never participated in another qualified plan, a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by an Employer, the amount of

          Annual Additions which may be credited to the Participant's Account as of any allocation date for any Limitation Year will not exceed the lesser of (1) the Maximum Permissible Amount or (2) any other limitation contained in the Plan. If an Employer Contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

               (ii) Prior to the determination of the Participant's actual compensation for a Limitation Year, an Employer may determine the Maximum Permissible Amount on the basis of a reasonable estimation of the Participant's annual Compensation for such Limitation Year, uniformly determined for all Participants similarly situated.

               (iii) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

               (iv) Pursuant to Section 1.415-6(b)(6) of the income tax regulations, if, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 3.2 of the Plan and Section 402(g)(3) of the Code) that may be made with respect to a Participant under the limits of Section 415 of the Code, or any other facts and circumstances as the Internal Revenue Service determines justify the availability of this Section 4.3(a)(iv), there is an Excess Amount with respect to a Participant for a Limitation Year, such Excess Amount shall be disposed of as follows:

                    (1) First, if the Participant is in the service of an Employer at the end of the Limitation Year, then such Excess Amounts in the Participant's Account must not be distributed to the Participant, but shall be reallocated to a temporary suspense account and shall be reapplied to reduce future Employer Contributions under the Plan for such Participant in the next Limitation Year, and for each succeeding Limitation Year, if necessary.

                    (2) If after application of Section 4.3(a)(iv)(1) an Excess Amount still exists, and the Participant is not in the service of an Employer at the end of the Limitation Year, then such Excess Amounts in the Participant's Account must not be distributed to the

               Participant, but shall be reallocated to a temporary suspense account and shall be reapplied to reduce future Employer Contributions for all remaining Participants in the next Limitation Year and each succeeding Limitation Year if necessary.

                    (3) If a temporary suspense account is in existence at any time during the Limitation Year pursuant to this Section, it will not participate in the allocation of the Trust Fund's investment gains and losses. If a temporary suspense account is in existence at any time during a Limitation Year, all amounts in the suspense account must be applied as set forth above before any Employer or Employee Contributions may be made to the Plan for that Limitation Year. Excess Amounts may not be distributed to Participants.

     For Plan Years beginning on and after January 1, 1995, if due to a reasonable error in determining the amount of Elective Contributions that may be made within the limits of Section 415 of the Code, in accordance with Section 1.415-6(b)(6) of the income tax regulations, the Plan shall first return any Employee Voluntary Contributions (and distribute any earnings attributable thereto) to the extent that the return reduces the Excess Amount, and if after such return and distribution, an Excess Amount still exists, the Plan shall next distribute Elective Contributions (and any earnings attributable thereto) to the extent that such distribution reduces the Excess Amount. Earnings shall be determined in the same manner as for remedying excess Employer Contributions under Section 3.4(i) and excess Contributions under Section 3.4(l), as applicable. Any such amounts returned or distributed shall not be taken into account for purposes of computing (i) the dollar limit on Elective Contributions under Section 3.2 of the Plan and Section 402(g) of the Code, (ii) the ADP test under Section 3.4 of the Plan and Section 401(k)(3) of the Code, and (iii) the ACP test under Section 3.4 of the Plan and Section 401(m)(2) of the Code.

     (b)  Participant Covered Under Defined Contribution Plan:  This Section
          ---------------------------------------------------
4.3(b) applies if, in addition to the Plan, the Participant is covered under another qualified plan which is a defined contribution plan, a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by an Employer during any Limitation Year, which provides an Annual Addition during the Limitation Year.

          (i) The Annual Additions which may be credited to a Participant's Account under the Plan for any such Limitation Year will not exceed the lesser of (1) the Maximum Permissible Amount reduced by the Annual Additions credited to a Participant's account under the other plans, welfare benefit funds and individual medical accounts for the same Limitation Year or (2) any other limitation contained in the Plan. If the Annual Additions with respect to the Participant under other defined contribution plans, welfare benefit funds, and individual medical accounts, maintained by an Employer are less than the Maximum Permissible Amount and an Employer Contribution that would otherwise be contributed or allocated to the Participant's Account under the Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated will be reduced so that the Annual Additions under all such plans and funds for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans, welfare benefit funds, and individual medical accounts, in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Participant's Account under the Plan for the Limitation Year.

               (ii) Prior to determining the Participant's actual Compensation for the Limitation Year, an Employer may determine the Maximum Permissible Amount in the manner described in Section 4.3(a)(ii).

               (iii) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

               (iv) Pursuant to Section 1.415-6(b)(6) of the income tax regulations, if, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 3.2 of the Plan and Section 402(g)(3) of the Code) that may be made with respect to a Participant under the limits of Section 415 of the Code, or any other facts and circumstances as the Internal Revenue Service determines justify the availability of this Section 4.3(b)(iv), a Participant's Annual Additions under the Plan and all such other plans result in an Excess Amount, such Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund will be deemed to have been allocated first regardless of the actual allocation date.

               (v) If an Excess Amount was allocated to a Participant's Account on an allocation date of the Plan which coincides with an allocation date of another plan, the Excess Amount attributed to the Plan will be the product of,

                     (1) the total Excess Amount allocated as of such date, multiplied by

                     (2) the ratio of (A) the Annual Additions allocated to the Participant's Account for the Limitation Year as of such date under the Plan, divided by (B) the total Annual Additions allocated to the Participant's Account for the Limitation Year as of such date under the Plan and all qualified defined contribution plans.

               (vi) Any Excess Amounts attributed to the Plan shall be disposed of as provided in Section 4.3(a)(iv).

          If due to a reasonable error in determining the amount of Elective Contributions that may be made within the limits of Section 415 of the Code, in accordance with Section 1.415-6(b)(6) of the income tax regulations, the Plan shall distribute Elective Contributions to the extent that such distribution reduces the Excess Amount. Any such amounts distributed shall not be taken into account for purposes of computing (i) the dollar limit on Elective Contributions under Section 3.2 of the Plan and Section 402(g) of the Code, (ii) the ADP test under Section 3.4 of the Plan and Section 401(k)(3) of the Code, and (iii) the ACP test under
     Section 3.4 of the Plan and Section 401(m)(2) of the Code.

          (c)  Participant Covered Under Defined Benefit Plan: If an Employer
               ----------------------------------------------
     maintains, or at any time maintained, a qualified defined benefit plan covering any Participant of the Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction will not exceed 1.0. For purposes of this Section 4.3, all defined contribution plans of an Employer are to be treated as one defined contribution plan and all defined benefit plans of an Employer are to be treated as one defined benefit plan, whether or not such plans have been terminated. If the sum of the Defined Contribution Fraction and Defined Benefit Plan Fraction exceeds 1.0, the rate of accrual of the annual benefit of the defined benefit plan(s) will be reduced so that the sum of the fractions will not exceed 1.0. In no event will the annual benefit be decreased below the amount of the accrued benefit to date. If additional reductions are required for the sum of the fractions to equal 1.0, the reductions will then be made to the Annual Additions of the defined contribution plans. If the defined benefit plan does not contain provisions which correspond to this provision, the Annual Addition to the defined contribution plans for the Limitation Year will be reduced so that the sum of the fractions will not exceed 1.0.

          (d)  Definitions:  For purposes of this Section 4.3, the following
               -----------
     terms shall be defined as follows:

               (i)  Annual Addition -- With respect to any Participant an Annual
                    ---------------
          Addition shall be the sum, for the Limitation Year, of (1) all Employer Contributions allocated to his Account; (2) all forfeitures allocated to his Account; and (3) the amount of any nondeductible after-tax Participant Voluntary Contributions allocated to his Account. Moreover, any Excess Amounts applied under Section 4.3(a)(iv) or 4.3(b)(vi) during the Limitation Year to reduce Employer Contributions shall be considered to be Annual Additions for such Limitation Year. Subject to the correction rules of Section 4.3(a)(iv), Contributions do not fail to be Annual Additions merely because they are excess deferrals (described in Section 3.2(c) of the Plan), excess contributions above the ADP limits (described in Section 3.4(h) of the Plan), or excess aggregate contributions above the ACP limits (described in Section 3.4(j) of the Plan); provided, however, excess deferrals which are timely distributed by April 15 following the year of deferral to the applicable Participant pursuant to Section 3.2(d) of the Plan are not Annual Additions.

               Amounts allocated, after March 31, 1984, to an individual medical account, as defined in Section 415(1) of the Code, which is part of a defined benefit plan maintained by an Employer, are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to postretirement medical benefits allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by an Employer, are treated as Annual Additions to a defined contribution plan. The Annual Addition for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all Employee Contributions as Annual Additions.

               (ii) Compensation -- For each Limitation Year commencing after
                    ------------
          December 31, 1989, a Participant's wages (as defined in Section 3401(a) of the Code for purposes of income tax withholding at the source) that are paid (within the meaning of Section 1.415-2(d)(3) and
          (4) of the income tax regulations) to the Participant by an Employer during the Limitation Year for services performed and reportable on the Participant's form W-2 (or its successor), but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). For each Limitation Year commencing prior to January 1, 1990, Compensation for purposes of this Section shall be defined by reference to Section 1.415-2(d)(1) and (2) of the income tax regulations.

               Notwithstanding any contrary provision of this Plan, for Plan Years beginning on and after January 1, 1998, Compensation for purposes of this Section 4.3 of the Plan shall include (A) any elective deferral as described in Section 402(g)(3) of the Code and
          (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or Section 457 of the Code.

               (iii)  Defined Benefit Fraction -- A fraction, the numerator of
                      ------------------------
          which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by an Employer and, subject to application of Section 416(h) of the Code and Article VII of the Plan relating to Top-Heavy Plans, the denominator of which is the lesser of 125 percent of the dollar limitation in effect for the Limitation Year under Section 415(b)(1)(A) and Section 415(d) of the Code or 140 percent of the Highest Average Compensation, including any adjustments under Section 415(b) of the Code.

               Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by an Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code and regulations or other authority issued thereunder by the appropriate governmental authority for all Limitation Years beginning before January 1, 1987.

               (iv) Defined Contribution Fraction -- A fraction, the numerator
                    -----------------------------
          of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by an Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by an Employer, and the Annual Additions to all welfare benefit funds as defined in
          Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(l)(2) of the Code, maintained by an Employer), and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior Limitation Years of service with an Employer (regardless of whether a defined contribution plan was maintained by an Employer). Subject to application of Section 416(h) of the Code and Article VII of the Plan relating to Top-Heavy Plans, the Maximum Aggregate Amount in any Limitation Year is the lesser of 125 percent of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or 35 percent of the Participant's Compensation for such year.

               If the Participant was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by an Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of the Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

               The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat any Employee Contributions as Annual Additions.

               (v)    Employer -- An Employer that adopts the Plan. In the case
                      --------
          of a group of Employers which constitutes a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h) of the Code) or which constitutes trades or businesses (whether or not incorporated) which are under common control (as defined in Section 414(c) as modified by Section 415(h) of the Code) or all members of an affiliated service group (as defined in Section 414(m) of the Code) or any other entity required to be aggregated with an Employer pursuant to regulations under Section 414(o) of the Code, all such Employers shall be considered a single Employer for purposes of applying the limitations of this Section 4.3.

               (vi)   Excess Amount -- The excess of the Annual Additions
                      -------------
          credited to the Participant's Account for the Limitation Year over the Maximum Permissible Amount.

               (vii)  Highest Average Compensation -- The average compensation
                      ----------------------------
          for the three consecutive years of service with an Employer that produces the highest average. A year of service with an Employer is the 12-consecutive-month period which corresponds with the Limitation Year.

               (viii) Limitation Year -- The 12-consecutive-month period which
                      ---------------
          begins on the first day of the Plan Year and anniversaries thereof. All qualified plans maintained by an Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

               (ix) Maximum Permissible Amount -- The Maximum Permissible Amount
                    --------------------------
          with respect to any Participant shall be the lesser of (1) $30,000 (or, if greater, one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year) or (2) except as otherwise provided below, 25 percent of his actual Compensation for the Limitation Year. Effective on January 1 of the calendar year prescribed in Section 415(d) of the Code and each January 1 thereafter, the $30,000 limitation above will be automatically adjusted to the new dollar limitation determined by the Commissioner of Internal Revenue for that calendar year in accordance with applicable provisions of Sections 415(b), 415(c) and 415(d) of the Code. The new limitation will apply to Limitation Years ending within the calendar year of the date of the adjustment. The 25 percent of actual Compensation limitation referred to above shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an Annual Addition, or to any other amount otherwise treated as an Annual Addition under Section 415(1)(1) or Section 419A(d)(2) of the Code.

               If a short Limitation Year is created because of an amendment changing the limitation to a different 12-consecutive-month period, the Maximum Permissible Amount shall not exceed the defined contribution dollar limitation for the short Limitation Year determined as follows: the dollar limitation in effect for the calendar year in which the short Limitation Year ends will be multiplied by a fraction, the numerator of which is the number of months in the short Limitation Year, and the denominator of which is 12.

               (x)  Projected Annual Benefit -- A Participant's annual
                    ------------------------
          retirement benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity) to which the Participant would be entitled under the respective plan, assuming that the Participant will continue employment until the later of current age or normal retirement age under the respective plan, and that the participant's compensation for the current Limitation Year and all other relevant factors used to determine benefits under the respective plan will remain constant for all future Limitation Years.

     4.4. Periodic Valuation of Trust Fund:  Subject to Sections 4.5 and 4.10,
          --------------------------------
as of the last day of each Plan Year (or such other date or dates as may be prescribed by the Committee), the Trustee shall determine the amount of income earned or loss incurred by the Trust Fund during the period since the last Valuation Date, taking into account estimated expenses, and shall provide such information to the Committee. The Committee shall then allocate the income or loss among the Participants based upon the daily compound interest earned or lost by each

Participant's Account during the period. Additionally, as of the end of the Plan Year, the Trustee shall revalue the Trust Fund at fair market value, determining appreciation or depreciation, if any, and shall determine the exact income or loss of the Trust Fund, taking into account any understatement or overstatement of income because the estimated investment fees and other expenses differed from the actual expenses for the Plan Year. The Trustee then shall provide such information to the Committee. The Committee shall then allocate all such appreciation or depreciation and all such understatement or overstatement of income or loss among the Participants in the same ratio that the income or loss was allocated to each Participant's Account during the Plan Year as compared to the income allocated to all Participants' Accounts during the Plan Year who are Participants of the Plan on the last day of the Plan Year, crediting each such Participant's individual accounts and subaccounts with their proportionate share based upon the income or loss allocated to such accounts for the Plan Year, as compared to the income or loss allocated to the whole of the Participant's Account for that Plan Year.

     Prior to the allocations described in this Section and subject to Section 4.10, Account balances shall be reduced as appropriate by forfeitures, withdrawals, payments or distributions, or other amounts properly chargeable to Participants' Accounts under the Plan during the applicable accounting period. Notwithstanding the above, solely for purposes of the allocations made under this Section pursuant to nondiscriminatory rules which may be established by the Committee, any Rollover Contributions allocated and credited on or after the first day of the applicable accounting period to the Participant's Rollover Account, if any, and/or any Contributions allocated and credited on or after the first day of the applicable accounting period to the Participant's Employee Account, if any, and/or Employer Account, if any, shall be taken into account to ensure that such amounts transferred or contributed to the Plan share in the allocations hereunder with respect to such accounting period; provided, however, the Committee shall not be required to establish any such rules pursuant hereto.

     4.5. Daily Valuation of Trust Fund:  To the extent that the Plan invests in
          -----------------------------
assets that are subject to daily valuation, the following provisions shall apply. For purposes of valuation of the Trust Fund and distribution of the accrued vested benefit of each Participant, the term "Valuation Date" shall mean the date upon which a Participant's Account may be valued for purposes of investment direction and accrued vested benefit distribution. Each business day of the Plan Year shall be considered as a Valuation Date. The Trustee shall, following the end of each business day, value all assets of the Trust Fund as of that business day in the following manner:

          (a) The Trustee shall first compute the fair market value of the securities and/or the other assets in each investment fund, designated by the Committee for direction of investment by the Participants of this Plan. This market value shall be equal to the market price of the fund on the prior business day applied to the balance of the fund as of the close of business on the current business day.

          (b) The Trustee shall, following the computation of the fair market value, compute each Participant's share of the fund and assign a gain or loss to each Participant's account.

          (c) The Trustee shall then account for any requests for additions or withdrawals made to or from a specific designated investment fund by any Participant, including allocations of Employer contributions and forfeitures made as of the date of such allocations and received by the Trustee prior to the stated deadline on such business day.

     In completing the valuation procedure described above, such adjustments in the amounts credited to such accounts shall be deemed to have been made on the business day to which the investment activity relates. No Employer profit sharing contribution or Employer deferred pay contribution made by an Employer pursuant to this Plan shall be taken into account until the allocation date coinciding with or next following the date such contribution was both actually paid to the Trustee by an Employer and allocated among the accounts of Participants. It is intended that this Section operate to allocate among each Participant Account in the Trust Fund, all income of the Trust Fund and changes in the value of the Trust Fund's assets.

     4.6. Forfeitures and Allocation Thereof:
          ----------------------------------

          (a)  General Rule:  In the event that a Participant terminates
               ------------
     employment with any Employer and all Affiliated Employers, his vested interest in his Account will be paid (or deemed to be paid in the case of a nonvested Participant, as described below) in accordance with this Section and Section 6.6, and any nonvested amount shall be forfeited at such time as is provided under subsequent provisions of this Section. Not later than the last day of the Plan Year in which such distribution (or deemed distribution) occurred, such forfeiture shall be applied first to reinstate any Account required to be reinstated during the Plan Year under the subsequent provisions of this Section, and any remaining forfeitures shall then be applied to reduce any subsequent Contributions of the Employer that contributed with respect to the amounts forfeited. Notwithstanding any other provisions of the Plan to the contrary, any nonvested amounts that were held under the Plan (as in effect immediately prior to the Plan Year that commenced on January 1, 1994), in accounts maintained for Participants who had incurred at least five (5) consecutive one year periods of severance on or before December 31, 1994, shall be deemed to have been forfeited during the first Plan Year that commenced immediately after December 31, 1994 and shall be applied as herein provided.

          (b)  Actual and Deemed Cash-outs of Nonvested or Partially Vested
               ------------------------------------------------------------
     Accounts Within Two Plan Years After the Participant's Termination of
     ---------------------------------------------------------------------
     Employment; Reinstatement of Such Accounts: For Plan Years beginning on and
     ------------------------------------------
     after January 1, 1987, with respect to any Participant who terminates employment with any Employer and all Affiliated Employers and who (i) either (A) has a zero percent (0%) vested interest in his Employer Contributions Account or (B) has a vested interest in his Employer Contributions Account that is greater than zero percent (0%), but is less than one hundred percent (100%) and (ii) pursuant to Section 6.6, receives a distribution (including a direct rollover pursuant to Section 6.6(c) of all or part of the amount distributable) of the full amount of his entire vested interest in his Employer Account in the form of a lump sum distribution by the close of the second Plan Year following the Plan Year in which his employment terminated (or is deemed under this Section and Section 6.6 to have received such distribution of zero dollars on the date his employment terminated in the case of a nonvested terminated Participant described in subclause (i)(A) above), which distribution (i) includes the full amount of his entire vested interest in his Employer Account as a result of his termination of participation in the Plan, and (ii) is $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000) or less, or is more than $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000) but is consented to, then, the nonvested, forfeitable amount credited to his Employer Contributions Account (as of the Valuation Date with respect to which the amount of the distribution is determined) shall become a forfeiture as of the distribution date (or as of the date his employment terminated if no amount is payable from Employer Contributions made to the Plan on his behalf, but such Participant is deemed under this Section and Section 6.6 to have received a distribution of zero dollars on the date his employment terminated). Provided, however, in the event that a partially vested terminated Participant (described in subclause (i)(B) of the first sentence of this Section 4.6(b)) who received a distribution described in the immediately preceding sentence resumes employment covered under the Plan, his Employer Account shall be restored pursuant to Section 4.6(c) if he repays to the Trustee the full amount of such distribution attributable to Employer Contributions prior to the earlier of (i) the date on which the Participant incurs a period of five (5) consecutive one year periods of severance, or (ii) five (5) years after the first date that he is subsequently re-employed by the Employer. If a terminated Participant with no amount payable from Employer Contributions made to the Plan on his behalf had a zero percent (0%) vested interest in his Employer Contributions Account at the time of his termination of employment and thus is deemed under this Section and Section 6.6 to have received a distribution of a vested interest in his Employer Contributions Account equal to zero dollars (thus actually receiving no distribution from his Employer Contributions Account as a result of his termination of employment), his Employer Contributions Account will be restored if he resumes employment covered under the Plan prior to incurring a period of five (5) consecutive one year periods of severance. Such reemployed Participant shall be deemed to have repaid a distribution of zero dollars on the date of his reemployment with the Employer.

          (c)  Amount and Timing of Restoration of Accounts:  With respect to
               --------------------------------------------
     Employer Accounts which are entitled to be restored as a result of compliance with all of the requirements of Section 4.6(b), the amount to be restored under the provisions of this Section 4.6(c) shall be the amount credited to the Participant's Employer Account, both the vested and the nonvested portions, immediately prior to the rehired Participant's distribution (or deemed distribution), unadjusted by any subsequent gains or losses. Such restoration shall be made as soon as administratively practicable after the later of the date the Participant resumes employment covered under the Plan or the date on which any required repayment is completed and shall be effective as of the end of the Plan Year (or other period designated by the Committee) coincident with or next following the occurrence of the event which gives rise to the restoration of the Participant's Employer Account.

          Except as otherwise provided above, a Participant's Employer Account shall not be restored upon resumption of employment covered under the Plan. Any portion of the Trust Fund attributable to Active Service prior to resumption of employment by a Participant whose Employer Account has not been restored shall be held and distributed in accordance with applicable provisions of the Plan and elections made thereunder. Separate accounts may be established and maintained for Contributions allocable to such a Participant after his resumption of employment covered under the Plan.

          (d)  Cash-outs of Fully Vested Accounts Within Two Plan Years After
               --------------------------------------------------------------
     the Participant's Termination of Employment; Non-Reinstatement of Such
     ----------------------------------------------------------------------
     Accounts: With respect to any Participant (i) who terminates employment
     --------
     with any Employer and all Affiliated Employers, (ii) who has a vested interest in his Employer Contributions Account equal to 100% and (iii) who received a distribution from his Employer Account in the form of a lump sum distribution by the close of the second Plan Year following the Plan Year in which his employment terminated, which distribution (i) includes the full amount of his entire vested interest in his Employer Account as a result of his termination of participation in the Plan, and (ii) is $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000) or less, or is more than $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000) but is consented to, shall not be permitted to repay to the Trustee the full amount of such distribution attributable to Employer Contributions in order to restore his Employer Account.

          (e)  Distributions Other than Lump Sum Payments Made After the
               ---------------------------------------------------------
     Participant's Termination of Employment: For Plan Years beginning on and
     ---------------------------------------
     after January 1, 1987, with respect to a Participant (i) who terminates employment with any Employer and all Affiliated Employers with greater than a zero percent (0%), but less than a one hundred percent (100%), vested interest in his Employer Contributions Account and (ii) who received payment or commenced to receive payments of a termination distribution from his Employer Account in a form other than a lump sum distribution subject to the provisions of Section 4.6(b), any amount remaining in his Employer Contributions Account shall continue to be maintained as a separate account. At any relevant time, such Participant's nonforfeitable portion of his separate account shall be determined in accordance with the following formula:

                              X = P (AB + D) - D

     For purposes of applying the formula: X is the nonforfeitable portion of such separate account at the relevant time; P is the Participant's vested interest in his Employer Contributions Account at the relevant time; AB is the balance of such separate account at the relevant time; and D is the amount of the distribution. For all other purposes of the Plan, a Participant's separate account shall be treated as an Employer Contributions Account. The forfeitable portion of a terminated Participant's separate Employer Contributions Account that is subject to such formula shall be forfeited on the date on which such Participant incurs a period of five (5) consecutive one year periods of severance.

          (f)  Deferred Distributions of Partially Vested Accounts: With respect
               ---------------------------------------------------
     to a Participant (i) who terminates employment with any Employer and all Affiliated Employers with greater than a zero percent (0%), but less than a one hundred percent (100%), vested interest in his Employer Contributions Account and (ii) who is not otherwise subject to the forfeiture provisions of Sections 4.6(b) or (e) above, the forfeitable portion of such terminated Participant's Employer Contributions Account shall be forfeited on the date on which such Participant incurs a period of five (5) consecutive one year periods of severance.

     4.7  Effective Date of Allocations and Adjustments:  The Committee will
          ---------------------------------------------
credit to each eligible Participant's Account the Participant's portion of an Employer Contributions referred to in Section 4.2 so that all Employer Contributions will become effective and will be credited to each Participant's Account as of the end of the Plan Year (or such shorter accounting period as may be prescribed in Sections 4.2, 4.5, or by the Committee) for which they are attributable.

     In addition, any amounts contributed to any Participant's Employee Account, shall be credited as of the last day of the month in which the Employee Voluntary Contribution was made. Furthermore, any amount contributed to any Participant's Rollover Account shall be credited to the appropriate Account as of the end of the Plan Year (or such shorter accounting period as may be prescribed by the Committee) to which they are attributable.

     The Committee shall credit to each Participant's Account such Participant's portion of the (i) income or loss incurred by the Trust Fund as referred to in
Section 4.4, and (ii) appreciation or depreciation of the Trust Fund and any understatement or overstatement referred to in Section 4.4, as of the end of the Plan Year (or such shorter accounting period as may be prescribed by the Committee) for which they are attributable.

     In the event that interim adjustments and allocations are required by
Section 4.5, they will become effective and will be entered in each Participant's Account as of the end of the applicable accounting period next preceding the event requiring the interim adjustment and, additionally, allocation and distribution of benefits during the applicable accounting period in which the interim adjustment or allocation is made shall take into account the interim adjustments and allocations.

     4.8  Accounting for Transferred Participant:  In the case of a Participant
          --------------------------------------
who is Transferred during a Plan Year, the Committee, as of the date the Participant is Transferred, shall transfer on their books such Participant's Account (including that portion of the Trust Fund allocated thereto) so that such Participant's Account will always be reflected on the Committee's books as being attributable to an Employer with whom such Participant is currently employed.

     4.9  No Vesting Unless Otherwise Prescribed:  No allocations, adjustments,
          --------------------------------------
credits or transfers shall ever vest in any Participant any right, title or interest in the Trust Fund except at the times and upon the terms and conditions herein set forth. The Trust Fund shall be, as to all Participant's Accounts, a commingled fund.

     4.10  Investment Elections with Respect to Commingled Funds:
           -----------------------------------------------------

           (a) Investment Funds Established: The assets of the Plan shall be
               ----------------------------
     invested in one or more categories of assets (which conform to any portfolio standards and guidelines established by the Trustee), including common stock issued by the Plan Sponsor, as may be determined from time to time in the discretion of the Committee and announced and made available on an equal basis to all Participants subject to the provisions of this
     Section 4.10. When the Trustee or any agent thereof (i) receives funds to be invested or determines that assets from those funds, if applicable, should be sold and the proceeds held for a period of time pending reinvestment or other purpose, or (ii) has notice that required or appropriate filings with the Securities and Exchange Commission have not been timely accepted as filed and funds received have been designated to be invested in shares of common stock issued by the Plan Sponsor, then, prior to completion of required or appropriate filings with the Securities and Exchange Commission, such funds may be held in cash or invested in short-term investments such as U.S. Treasury bills, commercial paper, demand notes, money market funds, any savings accounts, money market accounts, certificates of deposit or like investments with the commercial department of any bank, including any bank serving as Trustee, as long as they bear a reasonable rate of interest and the bank is supervised by the United States or a state, any common, pooled or collective or group trust funds, mutual funds or insurance contracts, any of which any bank, including any bank serving as Trustee or any of its affiliates, or any other corporation may now have or in the future may adopt for such short-term investments (the governing document of such common, pooled or collective trust fund(s) being hereby incorporated herein by reference), and other similar assets which may be offered by the federal government, or any national or state bank (whether or not serving as Trustee hereunder), and as may be determined by the Trustee, in its discretion, which assets will remain a part of the fund to which they would otherwise relate.

           (b) Election Procedures Established: If Participants are given the
               -------------------------------
     right to designate the funds in which their Accounts are invested pursuant to Section 4.10(a), on such form as shall be prescribed by the Committee, each Participant shall designate the percentage of his Account (as such Account presently exists and the percentage of future contributions, if any, to be allocated to such Account) to be invested in any one or more funds, as such funds may be established from time to time as set forth in
     Section 4.10(a). At such times as shall be prescribed by the Committee in its discretion, the percentage elected to be placed in any one fund may be changed by the Participant, which change will be effective after such period of time as shall be established by the Committee. The Committee shall determine whether any such change as to investments will change the Participant's Account as it presently exists or whether it will be only effective as to succeeding investments of Contributions; however, any such change, when made, shall continue to be effective for all succeeding investments of Contributions until revoked or changed in a like manner. The rules established and the discretion exercised by the Committee hereunder shall apply to all Participants on a nondiscriminatory basis. The rules and procedures that are prescribed by the Committee as described herein may include Telephone Procedures, and in such case the Trustee shall be authorized to accept elections made by Participants pursuant to such Telephone Procedures.

           (c) Investment in Employer Securities: Notwithstanding anything to
               ---------------------------------
     the contrary herein, except as otherwise may be determined by the Committee in its sole discretion, no investment shall be made by the Trustee in any securities other than those permitted under applicable provisions of The Securities Act of the State of Texas, as amended from time to time, and so long as the transactions contemplated by this Plan remain otherwise exempt from The Securities Act of the State of Texas and the Trustee is not required to register the Plan as a security under applicable provisions of such act. In addition, except, with respect to periods beginning on and after August 1, 1996, as otherwise may be determined by the Committee in its sole discretion, unless the Plan would not have to be registered under the federal Securities Act of 1933, no amount in excess of an Employer's Contribution (other than Elective Contributions) shall be allocated to the purchase of securities issued by an Employer or any company directly or indirectly controlling, controlled by or under common control with an Employer. With respect to periods beginning on and after August 1, 1996, any such determination by the Committee shall be evidenced by formal minutes reflecting such action of the Committee or by a unanimous written consent of the members of the Committee and shall be appropriately communicated to the affected Participants, and must be preapproved by the Board or ratified by the Board at the next regularly scheduled meeting of the Board.

           In the event that common stock of the Plan Sponsor ("Company Stock") is authorized by the Committee for investment through a fund ("Company Stock Fund") under which shares of Company Stock are allocated to the Accounts of Participants and Beneficiaries, who pursuant to the Plan, direct the Trustee to invest in the Company Stock Fund, Sections 9.4 and
     9.5 shall govern the rights of the affected Participants and Beneficiaries with respect to voting and tending shares of Company Stock allocated to their Accounts.

           With respect to periods beginning on and after August 1, 1996, notwithstanding anything to the contrary herein, in order to assure compliance with rules promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), the Committee may, in its sole discretion, impose additional restrictions on investment in the Company Stock Fund by any Participant who at any time during any give Plan Year is subject to the provisions of Section 16 of the Exchange Act. Such restrictions may include, without limitation, an unqualified prohibition on investment in the Company Stock Fund by any Participant described in the immediately preceding sentence. Any such decision by the Committee shall be evidenced by formal minutes reflecting such action of the Committee or by a unanimous written consent of the members of the Committee and shall be appropriately communicated to the affected Participants, and must be pre-approved by the Board or ratified by the Board at the next regularly scheduled meeting of the Board.

           (d)  Allocations Attributable to Directed Investments in Commingled
                --------------------------------------------------------------
     Funds: If Participants are given the right to designate the funds in which
     -----
     their Accounts are invested pursuant to Section 4.10(a), each valuation and determination of income or loss and appreciation or depreciation provided for hereunder shall reflect the value of the different categories of assets separately. The Committee shall allocate appreciation, depreciation, income, and loss attributable to each such category of assets among the Participants' various Accounts (each type of Account being considered separately) in the ratio that the amount in each Account which was invested in a particular category as of the first day of the applicable accounting period bears to the amount in all Accounts which was invested in such category as of the first day of such applicable accounting period.

           (e)  Valuation Dates: Pursuant to nondiscriminatory rules established
                ---------------
     by the Committee and uniformly applied to similarly situated Participants, separate valuation dates may be established (with respect to one Participant's Account which may not apply to another Account) as necessary or appropriate to facilitate measurement of investment performance, changes in investments or distribution of Accounts of Participants who direct (or are deemed to direct) investment thereof pursuant to the provisions of this
     Section 4.10.

           (f)  Section 404(c) of the Act: Except as may otherwise be prescribed
                -------------------------
     by the Committee, categories of assets, election procedures and other rules relating to investment elections under this Section shall comply with the requirements of Section 404(c) of the Act.

     4.11. Special Transition Rule:  Notwithstanding any other provisions of the
           -----------------------
Plan to the contrary, if the Plan is retroactively effective with respect to any Plan Year (or other applicable accounting period) of a Prior Plan, the Account of any individual who was a participant or Participant during such Plan Year (or other applicable accounting period) shall be credited with any Employer Contributions under the Plan attributable to such Plan Year if such Participant's Account would have been entitled to such an allocation under the Prior Plan immediately prior to the later of (i) the adoption of or (ii) the effective date of the amendment and continuation of the Prior Plan under the form of the Plan. In addition, notwithstanding any other provision of the Plan to the contrary, if the participant or Participant described in the preceding sentence would have been so entitled under the Prior Plan immediately prior to the later of (i) the adoption of or (ii) the effective date of, its amendment and continuation under the form of the Plan, the Account of such Participant shall be charged or credited with its proportionate share of the Trust Fund's income, gains, losses, appreciation or depreciation attributable to the Plan Year or other applicable accounting period (or portion thereof).

                                   ARTICLE V.

                                   RETIREMENT

     5.1  Early Retirement:  For Plan Years beginning on and after January 1,
          ----------------
1996, a Participant may retire on the first day of any month coincident with or next following the date on which he has attained age fifty-five (55) years or older and has completed at least five (5) years of Active Service for vesting purposes.

     5.2  Normal Retirement:  A Participant may retire on the first day of the
          -----------------
month coincident with or immediately following his attainment of normal retirement age. A Participant's normal retirement age shall be his sixty-fifth
(65th) birthday, from which time he shall henceforth be one hundred percent (100%) vested in his Account.

     5.3  Late Retirement:  A Participant may continue his employment after he
          ---------------
attains normal retirement age (subject to satisfactory performance of his assigned duties); provided, that he shall have the right to retire on any subsequent date.


     5.4  Rights of Participants and Prohibition of Unauthorized Distribution:
          -------------------------------------------------------------------
Until a Participant retires or otherwise terminates service he shall be accorded all rights as a Participant under the Plan, but, subject to Section 6.6, he shall receive no distribution until he actually retires or otherwise becomes entitled to a distribution under the provisions of Article VI.

                                  ARTICLE VI.

                            DISTRIBUTION OF BENEFITS

     Distributions under the Trust Fund shall be made to Participants, spouses, Beneficiaries, executors or administrators, as the case may be, only upon the following conditions and in the manner specified.

     6.1. Death Benefit:  On the death of a Participant or a Retired Participant
          -------------
prior to complete distribution of such Participant's or Retired Participant's Account, his death benefit shall be (i) 100% of the amount credited to his Account as of the end of the applicable accounting period coincident with or next preceding the date of the Participant's death, (ii) an amount equal to any
(a) Rollover Contributions, and (b) Elective Contributions recharacterized as Employee Voluntary Contributions, (iii) an amount equal to any Employee Voluntary Contributions or Employer Contributions made by, or on behalf of, such Participant after the end of such accounting period, and, if applicable, (iv) to the extent that the Participant's Account has any undistributed balance which has not been paid as of the end of the applicable accounting period (for which the last valuation was made), that portion of the periodic adjustments and allocations required by Article IV to be credited to the Participant's Account as of the end of the applicable accounting period next preceding or coincident with payment of the benefits payable. In accordance with Section 6.10, the death benefit described in the immediately preceding sentence shall be reduced by any security interest held by the Plan by reason of any outstanding loan to the Participant.

     The death benefit shall be paid to the Participant's surviving spouse, or if there is no surviving spouse or the surviving spouse consents in the manner described below, to such Participant's designated Beneficiary (other than such surviving spouse). At any time, subject to the following provisions of this Section, each Participant shall have the right to designate any Beneficiary or Beneficiaries to receive his death benefit and shall have the unrestricted right to revoke any such designation; provided, however, subject to the subsequent provisions hereof which permit the spouse to consent to the Participant's waiver of the requirements of this sentence, any new designation of a Beneficiary (other than the Participant's spouse) by a Participant who is lawfully married (or deemed to be married under applicable local law) shall require a new spousal consent. Provided further that (i) any waiver by any married Participant (with spousal consent as required hereunder) of the spousal death benefit otherwise payable hereunder is not required to specify any optional form of benefit payment, (ii) any such married Participant may change any optional form of spousal death benefit payment available under the Plan without obtaining spousal consent, and (iii) a Beneficiary may elect any optional form of payment available under the Plan to the extent permitted under applicable provisions of the Plan. Each such designation or revocation by a Participant shall be evidenced by a written instrument which shall be (i) limited to a benefit for at least one specific Beneficiary (including nonspouse Beneficiary, or any class of Beneficiaries or any contingent Beneficiaries), (ii) filed with the Committee,
(iii) signed by the Participant, and (iv) bear the signature of at least two persons (at least one of which shall be a representative designated by the Committee or a Notary Public) as witnesses to his signature.

     With respect to any Participant who is lawfully married (or deemed to be married under applicable local law), any such Participant's designation of a Beneficiary (other than the Participant's spouse) to receive any portion of such death benefit shall be deemed to be ineffective, unless the Participant's spouse consents to such designation and acknowledges the effect of such election, which consent and acknowledgement shall be evidenced by a written instrument which shall be (i) limited to a benefit for at least one specific Beneficiary which may not be changed without spousal consent (or the spouse's consent expressly permits at least one additional designation of another Beneficiary without any requirement of further consent by such spouse if such spouse's consent expressly acknowledges that a more limited consent could be provided), (ii) filed with the Committee, (iii) signed by the spouse and (iv) bear the signature of at least two persons (at least one of which must be a representative designated by the Committee or a Notary Public) as witnesses to the signature. Notwithstanding the immediately preceding sentence, a Participant's designation of a Beneficiary (other than the Participant's spouse) shall be effective if it is established to the satisfaction of the Committee that the consent required in the preceding sentence may not be obtained because (i) there is no spouse, (ii) the spouse cannot be located, (iii) the Participant has provided a duly certified copy of a court order issued by a court of competent jurisdiction which recognizes that the Participant is legally separated or has been abandoned (under applicable local law) and the Committee has not received a duly certified copy of a qualified domestic relations order (described in Section 414(p) of the Code) which requires spousal consent, or (iv) there exists such other circumstance (as are prescribed in regulations or other authority issued under Sections 401(a)(11) and 417(a)(2) of the Code) which obviate the necessity of obtaining the consent described in the preceding sentence. In addition, if the surviving spouse is not legally competent to give consent, such spouse's legal guardian, which may be the Participant, may give the consent required hereunder. Any consent by a Participant's spouse (or establishment that the consent of a Participant's spouse may not be obtained) shall be effective only with respect to such spouse.

     Notwithstanding any other provision hereof to the contrary, commencing with Plan Years beginning after October 22, 1986, any spousal consent which expressly acknowledges that a more limited consent could be provided may expressly provide that the spouse consents to the designation by the Participant of any Beneficiary (or any number of specified Beneficiaries) without any requirement of further consent by the spouse and, in such event, no further spousal consent shall be required, provided that any change of Beneficiary by the Participant does not exceed any limit contained in the spouse's consent on such Participant's right to change his Beneficiary. Any spousal consent shall be deemed to be revocable unless it is expressly made irrevocable at the election of the Participant's spouse.

     Any designation of a Beneficiary (other than the Participant's spouse) which otherwise meets the above requirements of this Section shall become inoperative in the event that (i) the Participant subsequently marries (or subsequently is deemed to be married under applicable local law), (ii) any missing spouse is located or (iii) any other circumstance which earlier precluded the necessity of obtaining consent of the Participant's spouse no longer exists. If no designation of Beneficiary is on file with the Committee at the time of the Participant's death, or if the Committee for any reason determines that such designation is ineffective, then, such Participant's spouse, if then living, or if not, then the executor, administrator, or other personal representative of the estate of such Participant shall be conclusively deemed to be the Beneficiary designated to receive such Participant's death benefit.

     The provisions of this Section are intended to comply with the requirements of Sections 401(a)(11) and 417(a)(2) of the Code. To the extent any provision hereof is inconsistent with the preceding sentence, such provision shall be deemed to be inoperative and the Plan shall be operated in a manner which complies with the requirements of the immediately preceding sentence.

     Whenever the Trustee is authorized by this Plan or by a designation of Beneficiary to pay funds to a minor or an incompetent, the Trustee shall be authorized to pay such funds to a parent of such minor, to a guardian of such minor or incompetent, or directly to such minor, or to apply such funds for the benefit of such minor or incompetent in such manner as the Committee may in writing direct. The Trustee, Committee, and Employer shall be fully discharged with respect to any payment made in accordance with the preceding sentence.

     6.2. Retirement Benefit:  Upon the retirement of a Participant, his
          ------------------
retirement benefit shall be 100% of the amount credited to his Account as of the end of the applicable accounting period coincident with or next preceding his retirement, plus an aggregate amount equal to the sum of the amounts described in clauses (ii), (iii) and (iv) of the first paragraph of Section 6.1.
Provided, however, in accordance with the provisions of Section 6.10, the retirement benefit described in the preceding sentence shall be reduced by any security interest held by the Plan by reason of any outstanding loan to the Participant.

     6.3. Total and Permanent Disability Benefit:  In the event that the
          --------------------------------------
Committee determines that a Participant is suffering from a Total and Permanent Disability, his disability benefit shall be 100% of the amount credited to his Account as of the end of the applicable accounting period coincident with or next preceding such determination, plus an aggregate amount equal to the sum of the amounts described in clauses (ii), (iii) and (iv) of the first paragraph of
Section 6.1. In accordance with Section 6.10, the disability benefit described in the preceding sentence shall be reduced by any security interest held by the Plan by reason of any outstanding loan to the Participant.

     6.4. Severance Benefit:  Upon a Participant's severance from employment
          -----------------
with an Employer and all Affiliated Employers, for any reason other than death, retirement, or Total and Permanent Disability, his severance benefit shall be an amount equal to the sum of: (i) 100% of the total amount credited to his Employee Account, if any, Employer Nonforfeitable Contributions Account, and Rollover Account, if any, as of the end of the applicable accounting period (for which the last valuation was made) coincident with or next preceding the date of such Participant's severance, together with an amount equal to any Employee Voluntary Contributions made or recharacterized after the end of such accounting period, any Contributions, Rollover Contributions or direct transfers made by or on behalf of the Participant after the end of such accounting period which were allocated to any of the above-listed Accounts, and (ii) the percentage of the total amount credited to his Employer Contributions Account, as of the end of such accounting period coincident with or next preceding the date of such Participant's severance, together with the percentage of the amount of any Contributions made on behalf of such Participant after the end of such accounting period which were allocated to an Employer Contributions Account, as such percentage is shown in the table set out below for the total number of years of Active Service credited to the Participant prior to his date of severance of employment, and, if applicable, (iii) to the extent that the Participant's Account has any undistributed balance which has not been paid as of the end of the applicable accounting period (for which the last valuation was made), that portion of the periodic adjustments and allocations required by
Article IV to be credited to the Participant's Account as of the end of the applicable accounting period next preceding or coincident with payment of benefits described above. In accordance with Section 6.10, the severance benefit described in the immediately preceding sentence shall be reduced by any security interest held by the Plan by reason of any outstanding loan to the Participant.

Less than one year............................................. 0%
One year, but less than two years............................. 20%
Two years, but less than three years.......................... 40%
Three years, but less than four years......................... 60%
Four years, but less than five years.......................... 80%
Five years, or more.......................................... 100%

A Participant who is a former Employee of an Employer shall be entitled to benefits under the vesting schedule and other terms and provisions of the Plan or Prior Plan as in effect on the date that the Participant's employment with an Employer was terminated. The above vesting schedule is subject to automatic 100% vesting in the event of a full or partial termination of the Plan pursuant to Section 11.5. The amount credited to such Participant's Account which is not vested upon distribution shall be forfeited and reallocated as provided in
Section 4.6.

     6.5. Accounting for Distributions; Offsets in Special Circumstances:
          --------------------------------------------------------------
Subject to the provisions of Section 4.6 governing restoration of Participants' Accounts and to Section 4.10 concerning individual investment direction, if applicable, any distribution of any benefits under the Plan (and any forfeitures arising incident thereto) shall be subtracted from the affected Participant's Account balance as of the end of the Plan Year (or such shorter accounting period as may be prescribed by the Committee) coincident with or next preceding the applicable accounting period in which such distribution was paid. Moreover, notwithstanding any other provision of the Plan to the contrary, if after a Participant's employment with an Employer and all other Affiliated Employers terminates, such person is reemployed by an Employer after receiving a distribution pursuant to Section 6.6 and again becomes eligible for membership, and has his Employer Account restored pursuant to Section 4.6, then any benefits that such Participant may become entitled to receive hereunder after reentry in the Plan shall be reduced by any amounts distributed from his Employer Account which were not repaid by such Participant incident to restoration of his Employer Account pursuant to Section 4.6.

     6.6. Distributions-Settlement Options:
          --------------------------------

          (a)  General Rules:
               -------------

               (i)  Form and Method of Payment of Benefits: Subject to Sections
                    --------------------------------------
          3.2, 3.4, 6.8, 6.11, 11.4, 11.7 and 12.3, distributions shall be made under the Plan only upon the occurrence of one of the events described in Sections 6.1 through 6.4. To the extent required by Section 401(k) of the Code, the limitations of the preceding sentence shall continue to apply even if Trust Fund assets attributable to any Participant's Account are transferred to another plan pursuant to applicable provisions of Section 8.2, 9.2 or 11.7. Subject to the following provisions of this Section 6.6(a) and Section 6.6(b), distributions provided for in the Plan shall be made in cash under one of the settlement options available under the Plan as elected by the Participant; provided, however, in the absence of such election, settlement shall be made in the form of a lump sum payment or, to the extent elected by the distributee, in the form of a direct rollover as described in Section 6.6(c) if the requirements of that section are satisfied.

               With respect to any amounts invested in common stock of the Plan Sponsor, distribution shall be paid in cash in an amount equal to the value (as of the date or dates shares of common stock of the Plan Sponsor allocated and credited to the Participant's Account are converted into cash) of the Participant's vested interest in shares of common stock of the Plan Sponsor allocated and credited to such Participants Account, or in whole shares of common stock of the Plan Sponsor, or in any combination thereof as elected by the Participant; provided, however, that any fractional shares of the Plan Sponsor to which the Participant or Beneficiary may be entitled shall be valued (as of the date immediately prior to the date of distribution) and paid in cash.

               A Participant must consent, in writing, to any distribution required hereunder if the present value of the Participant's vested Account balance (derived from Employer and any Employee Contributions) distributable under the Plan exceeds $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000) and the Participant has not attained the normal retirement age described in Article V. After the Participant's death, benefits may be paid in accordance with applicable provisions of the Plan without regard to the requirements of the immediately preceding sentence. The present value of the settlement under any option shall be no less than the amount that would be payable as an immediate lump-sum distribution. The settlement options available under the Plan are as follows:

                    (1)  A lump-sum payment; or
                         ------------------

                    (2)  Periodic installments payments. The amount payable to
                         ------------------------------
               the Participant under this option shall be paid in equal monthly or quarterly installments for a certain period of time that does not exceed the life expectancy of the Participant or joint life and last survivor expectancy of the Participant and a designated Beneficiary (determined as of the date that payment of benefits commences). At the election of the Participant, the Participant's Account from which such installments are payable may be (a) maintained as a part of the Trust Fund and be subject to its proportionate share of the income, appreciation or depreciation of the Trust Fund as a whole, but not subject to any further Contributions, or (b) segregated and placed on deposit at interest in an insured depository.

          A Participant who elects periodic installments under this option and begins to receive such periodic payments may, at a future date but not more often than once in each calendar year, file a new election with the Committee under which such Participant may (i) modify the certain period of time over which such installment payments are payable (but in no event over a period that exceeds: (A) the life expectancy of the Participant or the joint life expectancy of the Participant and a designated Beneficiary, as determined as of the date that such periodic installments originally began under this option) or (B) in the case of a Participant who has reached his Required Beginning Date (as defined in Section 6.6(a)(1)(iv)(1) below), a period that is longer than the period over which payments were being made at the time such Participant reached his Required Beginning Date); or (ii) elect to receive a lump sum payment of his entire remaining Account balance under the Plan, payable as soon as administratively feasible after the Committee receives such election.

          None of the above described settlement options may be made in the form of an annuity payable for the life of any Participant, Beneficiary or any other person.

              (ii)  Distributable Account Balance Does Not Exceed $3,500 (Or
                    ---------------------------------------------------------
          For Plan Years Beginning On And After January 1, 1998, $5,000). If the
          --------------------------------------------------------------
          present value of a Participant's vested Account balance (derived from Employer Contributions and any Employee Contributions) which is distributable under the Plan does not exceed $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000), then except to the extent that the distributee has properly elected a direct rollover pursuant to Section 6.6(c) hereof, the Participant's vested interest in his Account balance shall be distributed in a single sum in cash. Any Participant who receives a distribution pursuant to the preceding sentence and who does not have a vested interest in his Account balance (derived from Employer Contributions) distributable under the Plan, shall be deemed to have received a distribution of a vested Account balance (derived from Employer Contributions) equal to zero. Such distribution may be made without the necessity of obtaining the consent of the Participant and/or his spouse or any Beneficiary other than such Participant's spouse, if applicable. Such payment may be made as soon as practicable, but (absent circumstances beyond the control of the Committee) in no event later than one year after the last day of the Plan Year in which the Participant's employment with an Employer and all Affiliated Employers is terminated.

              (iii) Distributable Account Balance Exceeds $3,500 (Or For Plan
                    ---------------------------------------------------------
          Years Beginning On And After January 1, 1998, $5,000): If the present
          -----------------------------------------------------
          value of a Participant's vested Account balance (derived from Employer Contributions and any Employee Contributions) which is distributable under the Plan is in excess of $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000) and if the Participant provides the Committee written consent to the distribution, the Committee shall direct the Trustee to make settlement of the Participant's Account within the 60-day period (or as soon as practicable) after the Committee receives such consent, but (absent circumstances beyond the control of the Committee) in no event later than sixty (60) days after the last day of the Plan Year in which the Participant's employment with an Employer and all Affiliated Employers is terminated. Except as provided in the immediately succeeding paragraph of this Section 6.6(a)(iii), no such written consent shall be considered valid unless (within the period which shall begin no more than ninety (90) days before the annuity starting date (described below) and shall end no less than thirty (30) days before the annuity starting date) such Participant has received a general written explanation of the general features and values of each optional form of payment available under the Plan, and has been informed in writing of his right to defer receipt of the distribution. Such written explanation may be provided by mail, personal delivery, or other means which would normally ensure or facilitate the continued attention of the Participant during the period prescribed below in which the Participant is to consent to the distribution or otherwise be deemed to have elected to defer receipt (as set out below). Written consent of the Participant shall be invalid unless it is given after receipt of the written explanation described above and not more than ninety (90) days before the annuity starting date. The term "annuity starting date" means the first day of the first period for which an amount is paid pursuant to any settlement option available under the Plan.

              Notwithstanding the provisions of the immediately preceding paragraph of this Section 6.6(a)(iii), if a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Regulations is given, provided that:

                    (1) the Committee clearly informs the participant that the participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option, and

                    (2) the participant, after receiving the notice, affirmatively elects a distribution.

              In addition, subject to a designated Beneficiary's right to elect the date of settlement in the case of a Participant who dies prior to receipt of any benefits under the Plan, a valid written consent to such distribution may be made by a Participant without the necessity of obtaining the consent of the Participant's spouse or any Beneficiary other than such Participant's spouse, if applicable. If the present value of such Participant's vested Account balance which is distributable under the Plan is in excess of $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000) at the time of any distribution, the present value of such Account balance at any subsequent time shall be deemed to exceed $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000).

              If the Committee fails to receive the Participant's written consent to the distribution within 60 days after his receipt of the written explanation described above, subject to the distribution requirements of Section 6.6(a)(iv) below, such Participant shall be deemed to have irrevocably elected to defer receipt of settlement of his Account to a date that is not earlier than the earlier of the date of his death or of his attainment of normal retirement age hereunder; except that (i) such a Participant who, on the above described termination date, met any service requirement for early retirement may file a claim with the Committee requesting settlement to be made or commence on any date which is after his early retirement date or (ii) any other Participant may file a claim with the Committee requesting settlement to be made or commence on any date which is after his normal retirement date, provided that in either case such a claim for settlement is filed with the Committee within a reasonable time before such date. The balance credited to the Account of any Participant during any period of deferral of his settlement shall continue to be part of the commingled Trust Fund and thus shall continue to share in any appreciation or depreciation of the Trust Fund and in any income or losses incurred by the Trust Fund pending distribution of such Account balance; provided, however, no further Contributions shall be credited to his Account.

              If Participants are permitted to direct the investment of their Accounts in accordance with Section 4.10, unless the Committee otherwise prescribes pursuant to uniformly applied nondiscriminatory rules established by the Committee, a Participant who is a former Employee of an Employer shall be entitled to direct the investment of such Participant's Account after the Participant becomes entitled to a distribution under Article VI of the Plan.

              (iv) Distribution Requirements: Capitalized terms used in this
                   -------------------------
          Section 6.6(a)(iv) which are not otherwise defined in Article I are defined in Section 6.6(a)(iv)(5). The requirements of this Section 6.6(a)(iv) shall apply to any distribution of a Participant's or Beneficiary's vested Benefit and will take precedence over any inconsistent provisions of the Plan. All distributions required under
          Article VI shall be determined and made in accordance with

          Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed Income Tax Regulations or any successor or final regulation issued with respect thereto. Unless otherwise specified, the provisions of this Section 6.6(a)(iv) apply to calendar years beginning after December 31, 1984.

                    (1)  Required Beginning Date. Notwithstanding any other
                         -----------------------
              provision of the Plan to the contrary, but subject to the immediately succeeding sentence, unless the Participant otherwise elects, the Trustee must make full settlement or begin Benefit payments to the Participant not later than the 60th day after the latest of the close of the Plan Year in which: (a) the Participant attains the normal retirement age set out in Article V, (b) occurs the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan, or (c) the Participant terminates employment with an Employer. The entire vested Benefit payable to a Participant must be distributed or commence to be distributed no later than the Required Beginning Date.

                    (2)  Limits on Distribution Periods. As of the first
                         ------------------------------
              Distribution Calendar Year, distributions, if not made in a single-sum, may only be made over a period which shall not extend beyond one of the following periods (or a combination thereof):

                         (A)  the Life Expectancy of the Participant, or

                         (B) the Life Expectancy of the Participant and a Designated Beneficiary.

                    (3)  Determination of Amount to be Distributed Each Year. If
                         ---------------------------------------------------
          the Participant's vested Benefit is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date.

                         (A) If a Participant's vested Benefit is to be distributed over (i) a period not extending beyond the Life Expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's Designated Beneficiary or (ii) a period not extending beyond the Life Expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Participant's vested Benefit by the Applicable Life Expectancy.

                         (B) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50% of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

                         (C) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with the distribution for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's vested Benefit by the lesser of (i) the Applicable Life Expectancy or (ii) if the Participant's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q & A-4 of
                    Section 1.401(a)(9)-2 of the proposed Income Tax Regulations or any successor or final regulation issued with respect thereto. Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in
                    Section 6.6(a)(iv)(3)(A) above as the relevant divisor without regard to Section 1.401(a)(9)-2 of the proposed Income Tax Regulations or any successor or final regulation issued with respect thereto.

                         (D) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

                    (4)  Participant's Death Prior to Receipt of All Vested
                         --------------------------------------------------
                         Benefits.
                         --------

                         (A)  5-Year Rule.  In the event that the Participant
                              -----------
                    dies prior to payment or commencement of payment of benefits hereunder, such Participant's entire vested Benefit shall be distributed following the Participant's date of death on, or as soon as is administratively practicable following, the date elected by the Participant's Designated Beneficiary (but in any event not later than December 31 of the calendar year in which occurs the fifth (5th) anniversary of the date of the Participant's death) in any of the optional forms permitted hereunder as the Participant's Designated Beneficiary may elect in writing or, in the absence of such written election, in the form of a lump sum payment in cash. Any such election must be made (and shall be deemed irrevocable) as of the earlier of (i) December 31 of the calendar year in which occurs the fifth (5th) anniversary of the Participant's date of death or (ii) the date on which payment must commence under applicable provisions of this Section set out below. Provided, however, if the present value of the Participant's vested Account balance (derived from Employer Contributions and any Employee Contributions) which is distributable on account of the death of the Participant does not exceed $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000), such Participant's entire vested interest shall be distributed in a single sum payment in cash, which payment shall be made as soon as practicable, but (absent circumstances beyond the control of the Committee) in no event later than sixty (60) days after the last day of the Plan Year in which the Participant's date of death occurs.

                         (B)  Distribution Commencing Before Participant's
                              --------------------------------------------
                    Death. In the event that the Participant dies after
                    ------
                    distribution of his vested Benefit has begun over a period certain, the remaining portion of such Benefit will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death; provided, however, that the Committee shall accelerate payments under said payment option if acceleration is requested in writing by the Designated Beneficiary.

                         (C)  Distribution Commencing After Participant's Death.
                              -------------------------------------------------

                              (i) Notwithstanding the first sentence of Section 6.6(a)(iv)(4)(A), and except as otherwise provided below, if any portion of the Participant's vested Benefit is payable to (or for the benefit of) his surviving spouse (or other Designated Beneficiary), payments attributable to such portion may be made to such surviving spouse (or other Designated Beneficiary) under one of the optional forms permitted hereunder in substantially equal installments over a period not to exceed such surviving spouse's (or other Designated Beneficiary's) Life Expectancy, provided that such payments shall commence not later than December 31 of the calendar year immediately following the calendar year in which the Participant died.

                              (ii) If the payments described in Section
                         6.6(a)(iv)(4)(C)(i) are payable to the deceased Participant's surviving spouse, the payments need not begin earlier than December 31 of the calendar year in which the deceased Participant would have attained age 70 1/2. The Participant's surviving spouse may elect in writing that the

                         Committee postpone such payment to any date within the time period which is permitted under the previous sentence.

                              (iii)  Notwithstanding Section
                         6.6(a)(iv)(4)(C)(ii), if the Participant dies prior to commencement of Benefits, the Participant's Designated Beneficiary is his surviving spouse, and such surviving spouse dies before distributions to the surviving spouse begin, the rules under applicable provisions of the first two sentences of Section 6.6(a)(iv)(4)(A) shall apply as if the surviving spouse were the Participant so that Plan benefits otherwise payable to the deceased surviving spouse of the deceased Participant shall in all events be distributed to the Designated Beneficiary of the deceased spouse of the deceased Participant not later than December 31 of the calendar year in which occurs the fifth (5th) anniversary of the date of death of the deceased spouse of the deceased Participant.

                              (iv)   For purposes of this Section
                         6.6(a)(iv)(4)(C), distribution of a Participant's vested Benefit is considered to begin on the Participant's Required Beginning Date (or, if applicable, any earlier date distribution is required under this Section to begin to the surviving spouse).

                    (5)  Definitions.
                         -----------

                         (A)  Applicable Life Expectancy.  The Life Expectancy
                              --------------------------
                    (or joint and last survivor expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the applicable Life Expectancy shall be the Life Expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar year, and if Life Expectancy is being recalculated such succeeding calendar year.

                         (B)  Designated Beneficiary.  The individual who is
                              ----------------------
                    designated as the Beneficiary under the Plan in accordance with section 401(a)(9) of the Code.

                         (C)  Benefit.
                              -------

                              (i) The Account Balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions allocated to the Account as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                              (ii) For purposes of Section 6.6(a)(iv)(5) (C)(i)
                         above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

                         (D)  Distribution Calendar Year.  A calendar year for
                              --------------------------
                    which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to section 6.6(a)(iv)(4).

                         (E)  Life Expectancy.  Life Expectancy and joint and
                              ---------------
                    last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

                         Unless otherwise elected by the Participant (or spouse,
                    in the case of distributions described in Section 6.6(a)(iv)(4)(C)(ii) above) by the time distributions are required to begin, Life Expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The Life Expectancy of a nonspouse Beneficiary cannot be recalculated.

                         (F)  Required Beginning Date.
                              -----------------------

                              (i) General rule. For Plan Years beginning prior to December 31, 1996, the Required Beginning Date of a Participant is the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2. For Plan Years beginning after December 31, 1996, unless the Member otherwise elects, the Required Beginning Date of a Member is the first day of April of the calendar year following the later of either: (1) the calendar years in which the Member attains age 70 1/2, or (2) the calendar year which the Member retires.

                              (ii)  Transitional rules.  The Required Beginning
                                    ------------------
                         Date of a Participant who attains age 70 1/2 before January 1, 1988, shall be determined in accordance with
                         (1) or (2) below:

                                    (1)  Non-5-percent Owners.  The Required
                                         --------------------
                              Beginning Date of a Participant who is not a 5-percent Owner (defined below) is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age 70 1/2 occurs.

                                    The Required Beginning Date of a Participant
                              who is not a 5-percent Owner who attains age 70 1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                                    (2)  5-percent Owners.  The Required
                                         ----------------
                              Beginning Date of a Participant who is a 5-percent Owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                                         (A)   the calendar year in which the
                                    Participant attains age 70 1/2, or

                                         (B)   the earlier of the calendar year
                                    with or within which ends the Plan Year in which the Participant becomes a 5-percent Owner, or the calendar year in which the Participant retires.

                              (iii) 5-percent Owner.  A Participant is treated
                                    ---------------
                         as a 5-percent Owner for purposes of this Section if such Participant is a 5-percent Owner (as defined in Section 416(i) of the Code determined in accordance with Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

                              (iv) Distributions Begun to 5-percent Owner.  Once
                                   --------------------------------------
                         distributions have begun to a 5-percent Owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent Owner in a subsequent year.

          (b)  Special Transition Rules:  Notwithstanding the above requirements
               ------------------------
     of Sections 6.6(a), if applicable, distribution on behalf of any Participant, including a Key Employee in a Top-Heavy plan (as such terms are defined in Section 7.4), may be made in accordance with the following requirements of this Section 6.6(b) (regardless of when such distribution commences):

               (i) The distribution by the Plan is one which would not have disqualified such Plan under Section 401(a)(9) of the Code as in effect prior to amendment by the Tax Reform Act of 1984;

               (ii) The distribution is in accordance with a method of distribution designated by the Participant whose interest in the Plan is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant;

               (iii) Such designation was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984;

               (iv) The Participant had accrued a benefit under the Plan or any Prior Plan as of December 31, 1983; and

               (v) The method of distribution designated by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

     A distribution upon death will not be covered by this Section 6.6(b) unless the information in the designation contains the required information described above with respect to distribution to be made upon the death of the Participant. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant, or the Beneficiary, to whom such distribution is being made, will be presumed to have designated that method of distribution if the method of distribution was specified in writing and the distribution satisfies the requirements of applicable law. If a designation is revoked, any subsequent distribution must satisfy the requirements of Section 401(a)(9) of the Code and regulations or other authority issued thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and regulations or other authority issued thereunder, but for the
     Section 242(b)(2) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements set forth in Section 1.401(a)(9)-2 of the proposed Income Tax Regulations or any successor regulation. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the event that an amount is transferred or rolled over from one plan to another plan, the rules set forth in the regulations or other authority issued under Section 401(a)(9) of the Code shall apply.

          (c)  Special Rules Regarding Direct Rollovers:
               -----------------------------------------

               (i)  General Rule: This Section 6.6(c) applies to distributions
                    ------------
           made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 6.6(c), a distributee may elect, at the time and in the manner prescribed by the Committee, to have all or any portion (provided that such portion is at least $500) of an eligible rollover distribution paid, in a direct rollover, directly to an eligible retirement plan specified by the distributee. Only one direct rollover shall be allowed for each eligible rollover distribution. Prior to any direct rollover pursuant to this Section 6.6(c), the distributee shall furnish to the Committee a statement from the plan administrator or trustee of the qualified plan, or the trustee or custodian of the individual retirement account or annuity, to which the direct rollover is to be transferred that such plan, account or annuity is, or is intended to be an eligible retirement plan.

               (ii) Definitions.
                    ------------

                    (1)  Eligible rollover distribution: An eligible rollover
                         -------------------------------
               distribution is any distribution of all or any portion (that is at least $500) of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:
               (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made
               (i) for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or (ii) for a specified period of ten years or more; (B) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; (C) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities) (D) any distribution that, when aggregated with all other eligible rollover distributions within the same taxable year of the distributee from this Plan, are reasonably expected to total less than $200; and (E) any other amounts that are treated as not being eligible rollover distributions under Temporary Regulation Section 1.401(a)(31)-1T or other guidance issued by applicable governmental authority under Section 401(a)(31) of the Code.

                      (2)  Eligible retirement plan:  An eligible retirement
                           ------------------------
                  plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
                  Section 403(a) of the Code, or a qualified trust described in
                  Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                      (3)  Distributee:  A distributee includes a Participant
                           -----------
                  who is an Employee or former Employee. In addition, such Employee's spouse or former Employee's surviving spouse and such Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                      (4)  Direct rollover:  A direct rollover is a payment by
                           ---------------
                  the Plan to the eligible retirement plan specified by the distributee.

          (iii)   Effect of Failure to Make Direct Rollover Election:  In
                  --------------------------------------------------
     the event that a distributee entitled to an eligible rollover distribution under this Plan fails to elect, in the time and manner prescribed by the Committee, that a direct rollover be made on his behalf to an eligible retirement plan, such distributee shall be deemed to have elected that no such direct rollover be made and that distribution of his interest under the Plan be made in accordance with otherwise applicable provisions of the Plan, but such deemed elections will only be treated as having been made if such distributee was provided with the notice and explanation described in
     Section 402(f) of the Code not more than 90 days and not less than 30 days, before making such distribution.

     6.7. Lost Participants or Beneficiaries; Escheat:  If a Participant or
          -------------------------------------------
Beneficiary thereof cannot be located within sixty (60) days of the date any benefits payable under the Plan should be paid or commence to be paid pursuant to Section 6.6, the Participant's entire Account may be forfeited and allocated as any other forfeiture pursuant to applicable provisions of Section 4.6. Notwithstanding the preceding sentence, if the Participant or Beneficiary files a valid claim pursuant to Section 6.10 for the forfeited benefits payable under the Plan, then (i) as soon as administratively practicable, the forfeited benefits payable to such Participant or Beneficiary shall be reinstated effective as of the date of receipt of the claim and (ii) as soon as administratively practicable following an Employer's Contribution (pursuant to applicable provisions of Section 3.4) of an amount equal in value to the value of such forfeited benefits, the value of the reinstated benefits shall be paid pursuant to Section 6.6.

     Should the Plan be joined as a part to any escheat proceedings concerning rights to any benefits payable to a Participant or Beneficiary thereof, the Plan shall comply with any final judgment (of the appropriate court declaring that title to any benefits payable under the Plan to a Participant or Beneficiary thereof vests in the State) by (i) treating the judgment as if it were a claim filed by the Participant or Beneficiary thereof on the effective date of the final judgment and (ii) paying the State as if it were the Participant or Beneficiary who filed the claim for benefits which the court determined have escheated to the State.

     6.8. Withdrawals by Participants:
          ---------------------------

          (a)  Withdrawal of Employer Contributions: Subject to the conditions
               ------------------------------------
     of this Section, upon giving thirty (30) days' written notice to the Committee, any Participant who has withdrawn the maximum permissible amount under Section 6.8(b) and (i) who has attained age 59 1/2 and has been a Participant for at least five (5) years, or (ii) who is suffering an
                                              --
     immediate and heavy financial hardship (a) because of expenses previously incurred, or necessary to be incurred, for medical care described in
     Section 213(d) of the Code (not covered by insurance or otherwise reimbursable from any other source) of the Participant, the Participant's spouse or any other person who qualifies as a dependent of the Participant under Section 152 of the Code, (b) due to lack of funds required to pay expenses and/or other amounts required (excluding mortgage payments) to effect the purchase of a principal residence for the Participant, (c) due to a lack of funds required to make any payment required to avoid eviction from the Participant's principal residence, (d) due to lack of funds required to make any payment required to avoid foreclosure on the Participant's principal residence, or (e) due to a lack of funds to pay amounts demanded by the trustee in bankruptcy or other appropriate representative of the Participant's creditors in any bankruptcy, insolvency or similar proceeding in which the Participant's Account is properly subject to claims of such creditors as required by applicable law, shall be entitled to withdraw from his Account, in the order of priority set out below, an amount equal to the lesser of (A) the amount needed to alleviate the hardship or (B) the Distributable Amount (defined below) then credited to the Participant's Account. Any Participant who has attained age 59 1/2, but who has not been a Participant for at least five (5) years, and who is not making a hardship withdrawal described in the immediately preceding sentence, shall be entitled to make a withdrawal from his Employer Account in the same amount as set forth in the immediately preceding sentence, and priority as set forth in second paragraph below, except that such Participant shall be entitled to withdraw only those vested Matching Contributions (and any earnings attributable thereto) which have been credited to the Participant's Account for at least two (2) years before the withdrawal. The requested withdrawal under clause (A) above may include an additional amount necessary to pay any federal, state or local income taxes or penalties (including additional taxes under Section 72(t) of the Code) that are reasonably expected to result from the withdrawal. For purposes of clause (B) above in accordance with Section 1.401(k)-1(d)(2)(ii) of the income tax regulations, the Distributable Amount shall be equal to the Participant's total Elective Contributions credited to his Employer Nonforfeitable Contributions Account as of the date of withdrawal; provided, however, the Distributable Amount shall be increased by any Qualified Non-Elective Contributions and net earnings and appreciation on Elective Contributions and Qualified Non-Elective Contributions that were credited to the Participant's Nonforfeitable Contributions Account as of December 31, 1988. The Distributable Amount shall not include any (i) Qualified Non-Elective Contributions and (ii) earnings and appreciation, that were credited to the Participant's Nonforfeitable Contributions Account after December 31, 1988. Effective December 1, 1996, the Distributable Amount shall include the Participant's Rollover Contributions Account.

          Except as may otherwise be prescribed by the Committee under nondiscriminatory rules uniformly applied and announced to Participants, withdrawals permitted hereunder shall be made in the following order:

          (i)    the Employee Account, if any;

          (ii)   the Rollover Account, if any;

          (iii) the Employer Contributions Account whereunder the Participant shall effect such withdrawal

                 (1) from amounts attributable to any predecessor Profit Sharing and Savings Plan Contributions and any income and increments thereon;

                 (2) from any Profit Sharing Contributions and any income and increments thereon; and lastly

                 (3) from any Matching Contributions and any income and increments thereon.

          (iv) the Employer Nonforfeitable Contributions Account whereunder the Participant shall effect withdrawal

                 (1) from amounts attributable to any Qualified Non-Elective Contributions and any income and increments thereon;

                 (2) from any Profit Sharing Contributions and any income and increments thereon;

                 (3) from any income or increment on Elective Contributions; and lastly

                 (4)  from any Elective Contributions.

     The entire withdrawable balance then credited to the applicable account described in the preceding sentence must be withdrawn before withdrawals may be made from the succeeding account. All other amounts credited to such Participant's Account and not withdrawn shall remain in such Participant's Account.

          If such withdrawal is made at a time when the member is not fully vested in the portion of his Employer Contributions Account and such Participant can increase his vested percentage in his Employer Contributions Account, such Participant's vested interest in his Employer Contributions Account at any relevant time will be determined under the following formula: X = P(AB + D)-D. For purposes of applying the formula: P is the vested percentage at the relevant time; AB is an Employer Contributions Account balance at the relevant time; and D is the amount of the withdrawal.

          A Participant shall not be considered as suffering an immediate and heavy financial hardship unless such Participant submits to the Committee
     (i) written evidence (satisfactory to the Committee) of such hardship and the amount needed to alleviate the hardship (ii) any other written agreement or other documentation which the Committee deems to be necessary or appropriate in order to ensure that the Participant understands and will comply with the requirements of this Section. Absent actual knowledge to the contrary, any Participant shall be deemed to have met the requirements of the immediately preceding sentence if the Participant complies with the requirements of the immediately succeeding sentence and if he submits a written request in which he specifically identifies the hardship and attaches a photocopy of (i) bills for medical care (described in the first paragraph of this Section) previously incurred or physician's reports and other evidence of medical care to be incurred, (ii) a contract to purchase property which he represents to be his principal residence, (iii) a notice or other evidence of imminent eviction from property which the Participant represents to be his principal residence, (iv) a notice or other evidence of imminent foreclosure action with respect to property which the Participant represents to be his principal residence, (v) a certified copy of the order of the court or other authority with jurisdiction over the trustee in bankruptcy or other appropriate representative of the Participant's creditors in any bankruptcy, insolvency or similar proceeding, to the effect that the amounts demanded by such trustee or other appropriate representative have been determined by such court or other authority to be due and payable to or for the benefit of such creditors, or (vi) other evidence of the claimed hardship and the amount of funds required to alleviate such hardship.

          In addition, the Participant must represent in writing that (i) his financial need cannot be relieved through reimbursement or compensation by insurance or otherwise, (ii) his financial need cannot be relieved through liquidation of any of his remaining assets (or any remaining assets of his spouse or minor children that are readily available to the Participant) without such liquidation itself causing an immediate and heavy financial hardship, (iii) his financial need cannot be relieved through his cessation of any contributions made by or on behalf of such Participant to the Plan, (iv) such Participant has received or applied for all other distributions available to him from plans maintained by an Employer and any other employer, and such distributions have not or will not relieve the claimed financial hardship, and (v) such Participant has received or applied for all nontaxable loans available to him from plans maintained by an Employer or any other employer and from commercial sources, and such loans have not or will not relieve the claimed financial hardship. However, the purpose of permitting withdrawals under this Section is to reduce the specific need. Therefore, if requiring one of the actions listed in items
     (i) through (v) above would have the effect of increasing the amount needed, then the action will not be required. For example, if a participant needs funds to purchase a principal residence, but receiving a Plan loan would disqualify the employee from obtaining other necessary financing, then obtaining the Plan loan will not be required even though it is listed as item (v) above.

          The Committee shall have no duty or obligation to independently investigate or verify the truth or accuracy of any representation of the Participant or the authenticity or accuracy of any documentary evidence provided by the Participant and, absent actual knowledge to the contrary, the Committee shall assume that any such representation is true and correct and any such documentary evidence is authentic and correct.

          Any withdrawal hereunder shall result in suspension (for a period of 12 months after the Participant's receipt of amounts withdrawn hereunder) of Elective Contributions and Employee Voluntary Contributions under the Plan and any elective deferrals (described in Section 402(g)(3) of the Code) and any employee contributions described in Section 401(m) of the Code under any other plan of deferred compensation maintained by an Employer and/or any Affiliated Employer. The term "any other plan of deferred compensation" as used in the immediately preceding sentence shall mean any plan of deferred compensation maintained by an Employer or any Affiliated Employer, including stock option, stock purchase and similar plans, as well as a cash or deferred arrangement under a cafeteria plan described in Section 125 of the Code, but excluding health or welfare benefit plans, and excluding the mandatory contributions portion of any defined benefit plan maintained by an Employer or any Affiliated Employer. Accordingly, as a prior condition of any hardship withdrawal, the Participant shall execute any written agreement or other document that the Committee deems necessary to ensure that during the one-year suspension period, the Participant is on notice and will comply with requirements of
     Section 401(k) of the Code.

          In addition, under the Plan and any other plan maintained by an Employer and/or any Affiliated Employer, the Participant may not authorize Elective Contributions or any other elective deferrals (described in Section 402(g)(3) of the Code) for the Participant's taxable year immediately following the taxable year of receipt of the amount withdrawn hereunder in excess of the applicable dollar limit under Section 402(g) of the Code for such next taxable year, less the amount of such Elective Contributions and any other elective deferrals (described above) for the Participant's taxable year of receipt of the amount withdrawn hereunder.

          No withdrawal hereunder shall result in any forfeiture of a Participant's vested Account balance and no repayment of amounts withdrawn in order to wholly or partially restore a withdrawing Participant's Account shall be permitted.

          The Participant's Account shall be credited with the income of the Trust Fund pursuant to Section 4.4 until the day of withdrawal, as provided above. Amounts eligible to be withdrawn under this Section shall be made available as soon as practical after the Participant's withdrawal request is approved. No more than one withdrawal can be made during any quarter of a Plan Year.

          Subject to the requirements of Section 411(d)(6) of the Internal Revenue Code and regulations and other guidance issued thereunder by the Internal Revenue Service, to the extent that a Participant would be entitled to withdraw any portion of his Account balance (immediately prior to the most recent effective date of this Section 6.8(a)) under the provisions of this Section as in effect immediately prior to the most recent effective date of this Section, but may not withdraw such portion under the currently operative provisions of this Section, the provisions of this Section as in effect immediately prior to the most recent effective date of this Section shall apply with respect to the Participant's Account balance immediately prior to the effective date of this Section.

          (b)  Withdrawal of Participant Contributions: Subject to the
               ---------------------------------------
     conditions of this Section, each Participant, upon giving written notice to the Committee and the Trustee, shall be entitled to withdraw from his Employee Account an amount equal to the balance of such Employee Account. Any portion of the Participant's Employee Account that is derived from recharacterized Elective Contributions shall be subject to the same conditions, limitations and penalty provisions as are set out in Section 6.8(a). The Participant's Employee Account shall be credited with the income of the Trust Fund in accordance with Section 4.4 until the day of withdrawal. The appreciation or depreciation of the Trust Fund and any understatement or overstatement of income shall be allocated as of the end of the Plan Year pursuant to Section 4.4 but based on only the income remaining in the Account after the withdrawal. Amounts eligible to be withdrawn under this Section 6.8(b) shall be made available as soon as practical after the Participant's withdrawal request is approved. No more than one withdrawal can be made during any quarter of a Plan Year.

     6.9. Claims Procedure for Benefits: When a benefit is due under the Plan,
          -----------------------------
a claim should be submitted to the personnel office of an Employer by which the Participant is or was employed. Under normal circumstances a final decision on a claimant's request for benefits shall be made within ninety (90) days after receipt of the claim. However, if special circumstances require an extension of time to process a claim, a final decision may be deferred up to one hundred eighty (180) days after receipt of the claim if, prior to the end of the initial ninety (90) day period, the claimant is furnished with written notice of the special circumstances requiring the extension and the anticipated date of a final decision. If the claim is denied, within the applicable period of time set out above, the claimant shall receive written notification of the denial, which notice shall set forth the specific reasons for the denial, the relevant Plan provisions on which the denial is based, and the claim review procedure under the Plan. In the event that a claim is denied, or in the event no action is taken on the claim within the above-described period(s) of time, the following procedure shall be used:

          (a) First, in the event that the claimant does not timely receive the above-described written notification, the claimant's request for benefits shall be deemed to be denied as of the last day of the relevant period and the claimant shall be entitled to a full review of his claim in accordance with the following provisions of this Section.

          (b) Second, a claimant is entitled to a full review of his claim after actual or constructive notification of a denial. A claimant desiring a review must make a written request to the Committee requesting such a review, which may include whatever comments or arguments the claimant wishes to submit. Incident to the review, the claimant may represent himself or appoint a representative to do so, and will have the right to inspect all documents pertaining to the issue. The Committee, in its sole discretion, may schedule any meeting(s) with the claimant and/or the claimant's representative that it deems necessary or appropriate to facilitate or expedite its review of a denied claim.


A request for a review must be filed with the Committee within ninety (90) days after the denial of the claim for benefits was actually or constructively received by the claimant. If no request is received within the 90-day time limit, the denial of benefits will be final. However, if a request for review of a denied claim is timely filed, the Committee must render its decision under normal circumstances within sixty (60) days of the receipt of the request for review. In special circumstances the decision may be delayed if, prior to expiration of the initial 60-day period, the claimant is notified of the extension, but must in any event be rendered no later than one hundred twenty
(120) days after the receipt of the request. If the decision on review is not furnished to the claimant within the applicable time period(s) set above, the claim shall be deemed denied on the last day of the relevant period. All decisions of the Committee shall be in writing and shall include specific reasons for whatever action has been taken, including the specific Plan provisions on which the decision is based.

     6.10. Loans to Participants and Beneficiaries:
           ---------------------------------------

           (a) Loans may be permitted from time to time, as determined by the Committee, to (i) any Participant or (ii) after October 18, 1989, any Participant's Beneficiary or alternate payee under a qualified domestic relations order described in Section 414(p) of the Code, who is a "party in interest", as defined in Section 3(14) of the Act, or a "disqualified person," as defined in Section 4975(e)(2) of the Code, and (iii) on whose behalf an Account or subaccount is maintained under the Plan (hereinafter an individual described in clause (i) or (ii) and (iii) shall be referred to as a "Qualified Participant"). For purposes of this Section, a "loan" shall include any renewal or modification to an existing loan hereunder so long as, at the time of any such modification or extension, the requirements of this Section are met. Any action taken by the Committee shall be taken pursuant to applicable provisions of Article VIII and shall be communicated to Qualified Participants at such time and in such manner as shall be prescribed by the Committee.

          In order to relieve any demonstrated financial hardship, as described under the provisions of the Plan which cover in-service withdrawals, or for any other suitable purpose (such as financing the purchase of a home or paying education expenses) as determined by the Committee and announced to Qualified Participants, a Qualified Participant may borrow from his vested Account balance under the Plan, subject to the following provisions of this Section and to such additional rules or guidelines as the Committee may adopt hereunder, by making prior written application to the Committee on forms provided for that purpose by the Committee. Such forms (hereinafter referred to as the "application forms") shall (i) specify the terms pursuant to which the loan is requested to be made, (ii) designate the extent, if any, that the loan will be made from any one or more of any funds as may have been established under Section 4.10 in which the Qualified Participant has an interest, (iii) authorize the repayment of the loan through payroll deductions in accordance with subsection (c) of this
     Section if the Qualified Participant is an Employee, or authorize a procedure whereby the Qualified Participant is to be invoiced monthly in accordance with subsection (c) of this Section if the Qualified Participant is not an Employee, (iv) provide such additional information and documentation (including but not limited to demonstration of financial hardship or any other suitable purpose of the loan) as the Committee shall require, and (v) include a note and security agreement, duly executed by the Qualified Participant, pursuant to which the Qualified Participant promises to repay the note and grants a security interest, as described in subsection (c) of this Section, to secure repayment of the loan and the note.


          (b) The Committee shall issue rules or guidelines ("Standards") which shall not be inconsistent with applicable provisions of the Code and the Act, and regulations or other authority issued thereunder by the appropriate governmental authority and which shall be uniformly applicable to all Qualified Participants similarly situated and shall govern the Committee's approval or disapproval of completed application forms. Under such Standards, the Committee shall consider the Qualified Participant's creditworthiness and credit history, fair market value and liquidity of the Qualified Participant's collateral to be pledged as security for the loan, and any other factors which the Committee determines are considered in a normal commercial setting by a commercial lender. To the extent not inconsistent with the requirements of applicable provisions of the Code and the Act, the Standards shall prescribe the manner for determining the annual rate of interest to be charged on each loan to a Qualified Participant under the Plan. Without limiting the scope of the immediately preceding sentence, such annual rate of interest for such loans must provide the Plan with an annual rate of return commensurate with the prevailing interest rate charged on similar commercial loans by persons in the business of lending money for loans which would be made under similar circumstances. In addition, the Standards may provide for assessment of a fee for processing loan application forms, obtaining credit reports, collection and processing late payments, and similar administrative expenses which amounts shall be charged directly to the Account of the affected Qualified Participant. The Committee shall from time to time prescribe such additional Standards that it deems to be necessary or appropriate and which are consistent with proper lending practices.

          (c) To the extent that loans are permitted under this Section, subject to applicable provisions of this Section, following receipt by the Committee of a properly completed application form, each Qualified Participant who, pursuant to the above-described Standards, the Committee determines to be credit worthy and to be able to provide the requisite security shall be entitled to borrow from his Account an amount which (when added to the outstanding balance of all other loans to the Qualified Participant under all "qualified employer plans," as defined in Section 72(p)(4) of the Code, of an Employer and any Affiliated Employers) is not in excess of the lesser of (i) $50,000, reduced by the excess, if any, of
     (a) the highest outstanding balance of such loans during the one-year period ending on the day before the latest date on which a loan was made, over (b) the outstanding balance of such loans on the latest date on which a loan was made, or (ii) one-half (1/2) of the present value of the vested account balance of the Qualified Participant under the Plan as of the most recent Valuation Date. Any renewal or modification of an existing loan hereunder shall be deemed to be a new loan for purposes of this Section. Any such loan shall be secured by such Qualified Participant's vested interest in his Account balance; provided however, with respect to any loan made after October 18, 1989, such security interest may not exceed one-half of such Account balance immediately after the origination of each loan hereunder. In addition, any loan originated, renewed or modified hereunder with respect to a Qualified Participant who is an Employee shall be repaid by payroll deduction pursuant to a substantially level amortization schedule as provided in the Standards issued by the Committee (with payments not less frequently than quarterly) over the term of the loan. Any such loan issued hereunder to a Qualified Participant who is not an Employee shall be repaid pursuant to a monthly invoice issued by the Committee requiring payment by the Qualified Participant within 30 days of the Qualified Participant's receipt of the monthly invoice and in accordance with a substantially level amortization schedule as provided in the Standards issued by the Committee (with payments not less frequently than quarterly) over the term of the loan. No loan shall have a maturity date in excess of five (5) years, unless the loan is used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant.

          Any loan may be prepaid without penalty, if the Qualified Participant repays the full amount of the loan, plus all interest accrued and unpaid thereon; provided, however, partial payments on a loan may be permitted by the Committee in the nondiscriminatory exercise of its discretion pursuant to rules established by the Committee which are applicable to similarly situated Qualified Participants.

          Notwithstanding any other provision to the contrary, (i) no loan shall be made to any Qualified Participant who is or was either an "owner employee" or is a "shareholder employee" of any Employer that is an S corporation within the meaning of such terms under Section 4975(d) of the Code, (ii) no Qualified Participant shall be entitled to a loan from the Trust Fund if the amount of the loan is less than $1,000, except in the case of a loan for the purpose of paying amounts demanded in connection with any bankruptcy, insolvency or similar proceeding described in Section 6.8(a), in which event, no minimum loan amount shall apply, and (iii) to the extent applicable, no Qualified Participant shall be entitled to a loan from the Trust Fund if the making of the loan would interfere with the orderly management of the Plan for the benefit of all the Qualified Participants or otherwise contravene any applicable law or regulation.

          (d) After May 31, 1992, any loan or loans to a Qualified Participant hereunder shall not be made as an investment of the Trust Fund but instead shall be considered to be an earmarked investment of the Qualified Participant's Account. A subaccount shall be established for the Qualified Participant and shall be maintained until the loan or loans are repaid in full. Such loan or loans shall be the only investment of such subaccount and thus such subaccount shall not be taken into account for purposes of determining or allocating income, gains or losses of any commingled portion of the Trust Fund and all costs, charges, fees or expenses in connection with acquisition and disposition of such investment of the subaccount shall be charged directly to such subaccount; provided however, such subaccount shall not be charged with any portion of comparable costs, charges, fees or expenses incurred on behalf of Accounts which are part of the commingled portion of the Trust Fund.

          (e) The Committee shall, in accordance with its established Standards, review and approve or disapprove completed application forms as soon as practicable after its receipt thereof, and shall promptly notify the applying Qualified Participant of the disposition of his application form. The Committee shall have the authority to delegate the power to review and approve or disapprove loans under this Section to such agents or committees composed of persons appointed by the Committee as the Committee shall deem proper, provided that any such agents or committees shall act only in accordance with the Standards established by the Committee pursuant to this Section. If the Trustee, in its sole discretion, determines that it is not reasonably and prudently able, in the interest of Qualified Participants, to liquidate the necessary amount from any funds that may have been established under Section 4.10, the Trustee shall notify the Committee, and the amount to be paid to each Qualified Participant whose completed application form designated that a loan be made from such fund shall be reduced in proportion to the ratio which the aggregate amount, if any, that the Trustee has advised the Committee may prudently be liquidated bears to the aggregate amount which all such Qualified Participants designated to be paid from such fund.

          (f) Subject to subsection (e), the Committee, upon approval of a completed application, shall direct the Trustee to convert all or any part of the Qualified Participant's interest in the Trust Fund, or in each affected fund which may have been established pursuant to Section 4.10, in the aggregate amount necessary to make payment of the loan proceeds from the Trust Fund, or each such fund as may have been established pursuant to Section 4.10, to the extent designated in the completed application form, and shall direct the Trustee to transfer cash to the Qualified Participant in such aggregate amount. The Committee shall maintain sufficient records to permit an accurate crediting of repayments of the loan in accordance with Subsection (j) of this Section.

          (g) The unpaid balance owed by a Qualified Participant on a loan under the Plan shall not reduce the amount credited to his Account under the Plan. However, from the time of payment of the proceeds of the loan to the Qualified Participant, his Account balance shall be deemed invested, to the extent of such unpaid loan balance, in such loan until the complete repayment thereof or distribution from such Account. At the time a loan is made, the amount loaned shall

               (i) first be deemed an investment of, and allocated to, the Qualified Participant's Employer Nonforfeitable Contributions Account to the extent that amounts allocated thereto are not already allocated to a loan, assuming that such loan is derived first from Elective Contributions and any income and increments thereon; next, from any Profit Sharing Contributions and any income and increments thereon; and lastly, from any Qualified Non-Elective Contributions and any earnings and increments thereon;
                      and

               (ii) to the extent that such loan is in excess of such amounts, it shall then be deemed an investment of, and allocated to, the remaining vested portion of the Qualified Participant's Employer Account to the extent that amounts allocated thereto are not already allocated to a loan; assuming that such loan is derived first from any Matching Contributions and any income and increments thereon, and next from the investment of amounts attributable to any predecessor Profit Sharing and Savings Plan Contributions and any income and increments thereon; and

               (iii) to the extent that such loan is in excess of such amounts, it shall then be deemed an investment of, and allocated to, the Qualified Participant's Rollover Account, if any, to the extent that amounts allocated thereto are not already allocated to a loan; and

               (iv) to the extent that such loan is in excess of such amounts, it shall then be deemed an investment of, and allocated to the Qualified Participant's Employee Account to the extent that amounts allocated thereto are not already allocated to a loan.

          (h) Except in the event of application of a Qualified Participant's Account balance to repayment of a loan in the event of a default in accordance with subsection (k) of this Section, no withdrawal may be made by a Qualified Participant under this Article VI of any amount deemed invested in the outstanding balance of any loan made pursuant to this Section.

          (i) The amount of any distribution otherwise payable to a Qualified Participant shall be reduced by the amount owed (including any accrued interest) on all loans of the Qualified Participant at the time of such distribution. The Trustee shall apply the pledged portion of the Qualified Participant's Account to be distributed or paid toward the liquidation of the Qualified Participant's indebtedness to the Plan and the Trust Fund. Such reduction shall constitute a complete discharge of all liability to the Plan and the Trust Fund for the loan to the extent of such reduction.

          (j) Repayment of all loans under the Plan shall be secured by the Qualified Participant's vested Account balance in accordance with applicable provisions of subsection (c) of this Section; provided, however, that repayment shall be secured by the Qualified Participant's vested interest in his Account only for such time, and to the extent that, a portion of such loan is allocated to such Account. Any loan repayment shall first be credited as soon as practicable to the Qualifying Participant's segregated subaccount and to that portion of the loan allocated to the Qualified Participant's individual accounts in the same order of priority as described in subsection (g) of this Section. Such credited amounts shall be transferred as soon as practicable following receipt thereof to the individual accounts of the Qualified Participant from which the assets were released upon establishment of the segregated subaccount, and shall thereafter be invested as part of the Trust Fund. A Qualified Participant may prepay his loan at any time, without penalty, provided that he pays the full amount of the loan, plus all interest accrued and unpaid thereon.

          With respect to any loan made prior to October 19, 1989, if, at any time prior to the full repayment of a loan to a Participant under the Plan, the Participant should cease to be a Participant by reason of his termination of employment for any reason, or the Plan should terminate, the unpaid balance owed by the Participant on the loan and all accrued but unpaid interest shall be due and payable immediately. With respect to any loan made after October 18, 1989, if the Qualified Participant should cease to be an Employee for any reason, but no distribution is made under the Plan with respect to such Qualified Participant, or if the loan is to a Qualified Participant who is a former Employee or a Beneficiary, and no distribution is made under the Plan with respect to such Qualified Participant, such Qualified Participant may make all repayments due on outstanding loans of such Qualified Participant by personal check or money order in accordance with the Qualified Participant's repayment schedule. Pursuant to applicable provisions of subsection (c), such repayment shall be made within 30 days of receipt of a monthly invoice.

          (k) In the event of failure to make any payment of principal or interest under a loan when due, the loan shall be in default ("Default") and all the unpaid balance owed by the Qualified Participant and all accrued but unpaid interest shall be due and payable immediately. Following a Default, the Committee and the Trustee may apply any pledged portion of the vested Account balance of the Qualified Participant to pay the loan, in whole or in part, and take any other action or remedy as allowed by law, provided that no application of a Qualified Participant's vested Account balance shall occur prior to the time such vested Account balance is otherwise distributable under the terms of the Plan, except as permitted by the Code and the Act. The amount of any withdrawal or distribution from the vested Account balance of a Qualified Participant or Beneficiary following a Default shall then be reduced by the amount of any loan in Default and such amount shall be applied to the unpaid loan balance and any accrued but unpaid interest thereon.

     6.11. Distributions to Divorced Spouse:  Subject to the provisions of
           --------------------------------
Section 12.3 which pertain to qualified domestic relations orders ("QDRO") and pursuant to the qualified domestic relations order procedures of the Plan, in the event that the Committee receives a domestic relations order that it determines to be a valid QDRO, and if such QDRO provides that distribution of vested benefits to an alternate payee described therein is not to commence or be made immediately, but the QDRO provides for the apportionment of such benefits to be made immediately, the Committee shall establish a separate account under the Plan for the alternate payee. Subject to Section 12.3 and the qualified domestic relations order procedures of the Plan, if the Committee receives a domestic relations order that it determines to be a valid QDRO, and if the QDRO provides that distribution of vested benefits to an alternative payee described therein is to commence or to be made immediately, then the Committee shall direct the Trustee to effect distribution to the alternate payee who, for the purpose of effecting such distribution, shall be considered and treated as any other Participant who is entitled to receive the benefit payable under the Plan.

     If any such distribution is made at a time when the Participant is not fully vested in the Participant's Employer Account and the Participant can increase his or her vested percentage in such Employer Account, the Participant's vested interest in his Employer Account shall be determined by the following formula: X = P(AB + D)-D. For purposes of applying the formula: P is the vested percentage at the relevant time; AB is an Employer Account balance at the relevant time; and D is the amount of the distribution. For purposes of allocating appreciation or depreciation of the Trust Fund and income or loss of the Trust Fund, such distribution shall be subtracted from the Participant's Account balance at the beginning of the Plan Year in which the distribution is made.

     Notwithstanding the provisions of the preceding paragraph, the Committee shall comply with the terms and provisions of any order which requires distribution to an alternate payee prior to the affected Participant's "earliest retirement age," as such term is defined in Section 206(d)(3)(E)(ii) of the Act and Section 414(p)(4)(B) of the Code, if the order would have been determined to be a valid QDRO if the order had required distribution at or after the Participant's "earliest retirement date."

     6.12. Special Transition Rule:  Notwithstanding any other provisions of the
           -----------------------
Plan to the contrary, if the Plan is retroactively effective with respect to any Plan Year (or other applicable accounting period) of a Prior Plan, the benefit payable under the Plan to any Participant who terminated employment during such Plan Year (or other applicable accounting period shall) be determined with reference to the special transition rules of Sections 2.3, 4.12 and 12.5.

                                  ARTICLE VII.

                           TOP-HEAVY PLAN PROVISIONS

     Capitalized terms used in this Article VII which are not otherwise defined in Article I of the Plan are defined in Section 7.4.

     7.1. General Rules for Determining Top-Heavy Status:  In order to determine
          ----------------------------------------------
whether the Plan is Top-Heavy for a Plan Year, it is necessary to determine (i) whether an Employer must be aggregated with other employers which will be treated as a single employer, (ii) what the Determination Date is for the Plan Year, (iii) which Employees or former Employees or other individuals who perform or performed services as owners or employees of any Affiliated Employer which is not an Employer (whether or not Qualified Plan participants) are, or formerly were, Key Employees, (iv) which former Employees or other individuals who performed services as owners or employees of any Affiliated Employer which is not an Employer (whether or not Qualified Plan participants) have not performed any service for an Employer (or any Affiliated Employer which is not an Employer) at any time during the five-year period ending on the Determination Date, (v) if, at any time during the five-year period ending on the Determination Date, an Employer and the Affiliated Employers maintain or maintained Qualified Plans (whether or not terminated) in addition to the Plan, which Qualified Plans (including the Plan) are required or permitted to be aggregated to determine Top-Heavy status and (vi) the present value of accrued benefits (including distributions made during the plan year of the Qualified Plan(s) and the four preceding plan years of the Qualified Plan(s)) of Key Employees, former Key Employees and non-Key Employees. For this purpose, an Employer and all Affiliated Employers must be treated as one employer and the Employees or former Employees or other individuals who perform or performed services as owners or employees of any Affiliated Employer which is not an Employer (whether or not participants in all Qualified Plans maintained by an Employer and the Affiliated Employers) must be categorized as Key Employees, former Key Employees or non-Key Employees. Former Key Employees are non-Key Employees and are excluded entirely from the calculation used to determine if a plan or aggregation group of plans is Top-Heavy.

     With respect to plan years beginning after December 31, 1984, the accrued benefit of any individual who has not performed any services for an Employer or any Affiliated Employer at any time during the five-year period ending on the Determination Date shall be excluded from the calculation used to determine if the plan or aggregation group of plans is Top-Heavy. In addition, incident to testing whether any such Plan or group of plans is Top-Heavy, an individual's present value of accrued benefits is used only once. All Qualified Plans (of an Employer and the Affiliated Employers) in which a Key Employee participates, and certain other Qualified Plans, must be aggregated to form the Required Aggregation Group. Other Qualified Plans may be aggregated with the Required Aggregation Group to form a Permissive Aggregation Group. Once aggregated, all Qualified Plans that are required to be aggregated will be Top-Heavy Plans only if the aggregation group is Top-Heavy. No Qualified Plan in the Required Aggregation Group will be Top-Heavy if the Required Aggregation Group is not Top-Heavy. If a Permissive Aggregation Group is Top-Heavy, only those Qualified Plans which are

                                     VII-1
part of the Required Aggregation Group shall be treated as Top-Heavy Plans subject to the provisions of this Article VII.

     7.2. Computation of Present Value of Accrued Benefits:

          (a)  Defined Contribution Plan(s):  The present value of accrued
               ----------------------------
     benefits as of the Determination Date for any individual who is a participant in a Qualified Plan which is (or is treated as) a defined contribution plan is the sum of (i) the account balance as of the most recent Valuation Date occurring within a 12-month period ending on the Determination Date, and (ii) an adjustment for contributions due as of the Determination Date. In the case of such a Qualified Plan not subject to the minimum funding requirements of Section 412 of the Code, the adjustment in
     (ii) is generally the amount of any contributions actually made after the Valuation Date but on or before the Determination Date. However, in the first plan year of the Qualified Plan, the adjustment in (ii) should also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first plan year of the plan. In the case of a Qualified Plan that is a defined contribution plan and is subject to the minimum funding requirements, the account balance in (i) should include contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet required to be contributed. Thus, the account balance will include contributions waived in prior years as reflected in the adjusted account balance and contributions not paid that resulted in a funding deficiency. The adjusted account balance is described in Rev. Rul. 78-223, 1978-1 C.B. 125. Also, the adjustment in (ii) should reflect the amount of any contribution actually made (or due to be made) after the Valuation Date but before the expiration of the extended payment period in Section 412(c)(10) of the Code. The account balance of any individual who has not performed services for an Employer at any time during the 5-year period ending on the Determination Date shall be disregarded.

          (b)  Defined Benefit Plans:  The present value of an accrued benefit
               ---------------------
     under a Qualified Plan that is a defined benefit plan as of the Determination Date must be determined as of the most recent Valuation Date which is within a 12-month period ending on the Determination Date. In the first plan year of a plan, the accrued benefit for a current participant must be determined either (i) as if the individual terminated service as of the Determination Date (i.e., the last day of plan year of the plan) or,
     (ii) as if the individual terminated service as of the Valuation Date, but taking into account the estimated accrued benefit as of the Determination Date. However, for any other year, the accrued benefit for a current participant must be determined as if the individual terminated service as of such Valuation Date. For this purpose, the Valuation Date must be the same Valuation Date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year. For purposes of this paragraph, present value shall be determined with reference to the interest rate and mortality table used to determine Actuarial Equivalent optional benefits under the defined benefit plan. The accrued benefit of a Participant (other than a Key Employee) shall be determined (i) under the method which is used for accrual purposes for all plans of an Employer or
     (ii) or if there is no method described in clause (i), as if such benefit occurred not more

                                     VII-2
     rapidly than the slowest accrual rate permitted under Section 411(b)(1)(c) of the Code. The accrued benefit of any individual who has not performed services for an Employer at any time during the 5-year period ending on the Determination Date shall be disregarded.

          (c)  Employee Contributions:  For purposes of determining the present
               ----------------------
     value of accrued benefits in either a defined benefit or defined contribution plan, the accrued benefits attributable to employee contributions are considered to be part of the accrued benefits whether such contributions are mandatory or voluntary. However, the amounts attributable to deductible employee contributions are not considered to be part of the accrued benefits.

          (d)  Distributions:  For purposes of determining the present value of
               -------------
     accrued benefits, distributions made within the plan year of the Qualified Plan that includes the Determination Date or within the four preceding plan years of such plan are added to the present value of accrued benefits in testing for top-heaviness. However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions in Section 416(g)(3)(A) of the Code to the extent that such distributions are included in the present value of the accrued benefits as of the Valuation Date. In the case of the distribution of an annuity contract, the amount of such distribution is deemed to be the current actuarial value of the contract, determined on the date of the distribution. Benefits paid on account of death are treated as distributions hereunder to the extent such benefits do not exceed the present value of accrued benefits immediately prior to death.

          (e)  Rollover Contributions and Plan-to-Plan Transfers:  With respect
               -------------------------------------------------
     to proper treatment of rollover contributions and plan-to-plan transfers incident to determining the present value of accrued benefits, it must first be determined whether the rollovers and plan-to-plan transfers are unrelated (both initiated by the employee and made from a plan maintained by one employer to a plan maintained by another employer) or whether they are related (a rollover either not initiated by the employee or made to a plan maintained by the same employer). For purposes of determining whether the employer is the same employer, all employers aggregated under Section 414(b), (c), (m) or (o) of the Code are treated as the same employer. Thus, an Employer and all Affiliated Employers are to be treated as a single employer. In the case of unrelated rollovers, (i) the plan providing the distributions shall count the distribution as a distribution under Section 416(g)(3)(B) of the Code and (ii) the plan accepting the rollover shall not consider the rollover part of the accrued benefit if such rollover was accepted after December 31, 1983, but must consider it part of the accrued benefit if such rollover was accepted prior to January 1, 1984. In the case of related rollovers, the plan providing the rollover shall not count the rollover as a distribution under Section 416(g)(3)(B) of the Code and the plan accepting the rollover counts the rollover in the present value of the accrued benefits. Rules for related rollovers do not depend on whether the rollover was accepted prior to January 1, 1984. The provisions of this
     Section 7.2 shall not apply to direct rollovers described in Section
     6.6(c).

                                     VII-3

     7.3. Special Rules for Plan Years that Plan is Top-Heavy:  Notwithstanding
          ---------------------------------------------------
any other provision of the Plan and Trust to the contrary, if the Plan is Top-Heavy for any Plan Year beginning after December 31, 1983, then the following provisions shall be applicable and shall supersede and override any conflicting provision of the Plan for such Plan Year:

          (a)  Vesting:  Vesting of accrued benefits (described in Section
               -------
     411(a)(7) of the Code, except those attributable to any Employee Voluntary Contributions, including benefits accrued before the effective date of
     Section 416 of the Code and benefits accrued before the Plan became Top-Heavy) under the Plan shall be determined in accordance with the vesting table set out in Section 6.4.

          (b)  Top-Heavy Compensation:  Considered Compensation and Top-Heavy
               ----------------------
     Compensation for any one Participant for such Plan Year in excess of (i) for Plan Years beginning on or after January 1, 1989, $200,000.00; and (ii) for Plan Years beginning on or after January 1, 1994, $150,000, as both of such dollar amounts are adjusted at such time and in such manner as is prescribed in Section 401(a)(17)(B) of the Code, shall be disregarded for any Plan Year in which the Plan is Top-Heavy.

          (c)  Minimum Allocations:  Subject to the following provisions hereof,
               -------------------
     for any Plan Year in which the Plan is Top-Heavy, each Participant shall receive an allocation of an Employer Contribution and forfeitures, if any, for the Plan Year in an amount equal to the lesser of (i) three percent (3%) of the Participants' Top-Heavy Compensation and (ii) the largest percentage of Top-Heavy Compensation provided on behalf of any Key Employee. The minimum allocation shall be made without regard to any contribution to Social Security. To the extent permitted under applicable law or other authority issued thereunder by the appropriate governmental authority, in determining whether an allocation of Employer Contributions equal to the required percentage of Top-Heavy Compensation meets the requirements of this Section, all benefits allocated under defined contribution plans required to be aggregated under Section 7.1 shall be considered benefits allocated under the Plan and, with respect to Plan Years beginning after December 31, 1984, any Employer Contribution attributable to a salary reduction or similar arrangement shall be taken into account. Accordingly, for the purpose of clarity and without limiting the scope of the immediately preceding sentence, (i) with respect to Plan Years beginning after December 31, 1988, any elective deferral (described in Section 402(g)(3) of the Code) under the Plan or any plan described in the immediately preceding sentence on behalf of any Participant who is not a key Employee shall not be treated as an Employer Contribution for purposes of this Section, but will be treated as an Employer Contribution for purposes of determining the percentage at which Contributions are made for the Key Employee with the highest percentage; (ii) qualified nonselective contributions (described in Section 401(m)(4)(C) of the Code) under the Plan or any plan described in the immediately preceding sentence on behalf of any Participant shall be treated as an Employer Contribution for purposes of this Section; and (iii) with respect to Plan Years beginning after December 31, 1988, any matching contribution (described in Section 401(m)(4)(A) of the Code) under the Plan or any plan described in the immediately preceding sentence on behalf of any Participant who is not a

                                     VII-4

     Key Employee shall not be treated as an Employer Contribution for purposes of this Section to the extent such matching contribution is treated as an elective deferral for purposes of satisfying the actual deferral percentage test of Section 401(k)(3) of the Code or a matching contribution for purposes of satisfying the actual contribution percentage of Section 401(m)(2) of the Code.

          Notwithstanding the preceding paragraph, in the event that an Employee is a Participant of the Plan and another Qualified Plan which is a defined benefit plan maintained by an Employer and/or any Affiliated Employer, such Employee shall not receive both the minimum benefit provided hereunder and the minimum benefit provided under the defined benefit plan on account of such plans being Top-Heavy. Instead, the aggregate minimum benefit requirement for any Employee who is a Participant under the Plan, and any defined benefit plan described in the preceding sentence, shall be provided under the defined benefit plan, which defined benefit minimum shall be offset by the value of the Participant's vested and nonforfeitable interest in his accrued benefit derived from Employer Contributions under the Plan. If the defined benefit minimum will be paid in the form of an annuity, the offset shall be effected by converting the Participant's vested accrued benefit derived from Employer Contributions under the Plan into an annuity (payable in the same form and commencing at the same time as the defined benefit minimum) which can be provided by the Participant's vested accrued benefit derived from Employer Contributions using the interest rate and mortality table for immediate annuities published by the Pension Benefit Guaranty Corporation as in effect on the date the defined benefit minimum is to commence. If the defined benefit minimum is paid in the form of a lump sum, the lump sum value of the Participant's accrued benefit derived from Employer Contributions under the Plan shall be offset against the single sum value of the defined benefit minimum calculated in accordance with the applicable provisions of the defined benefit plan. For purposes of this Section, a Participant's accrued benefit derived from Employer Contributions shall include any prior withdrawals or distributions attributable thereto.

          (d)  Special Rules:  For any Plan Year that the Plan is (i) Top-Heavy
               -------------
     and the additional minimum benefit described in Section 416(h) of the Code is not provided or (ii) Super Top-Heavy, the limitations of Section 4.3(d)(iv) and (v) shall be applied by substituting "100 percent" for "125 percent" wherever it appears therein. Such substitution shall not cause a reduction in any account balances attributable to Contributions for a Plan Year prior to the Plan Year in which the Plan is Top-Heavy or Super Top-Heavy.

     7.4. Definitions:  For purposes of this Article VII, the following terms
          -----------
shall be defined as follows:

          (a)  Affiliated Employer:  "Affiliated Employer" shall mean the
               -------------------
     Affiliated Employer described in Article I of the Plan.

                                     VII-5

          (b)  Determination Date: "Determination Date" shall mean with respect
               ------------------
     to a single Qualified Plan, (i) the last day of the preceding plan year of the Qualified Plan, or (ii) in the case of the first plan year of the Qualified Plan, the last day of such plan year. When aggregating Qualified Plans, the value of accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

          (c)  Employee:  "Employee" shall mean the Employee described in
               --------
     Article I of the Plan.

          (d)  Employer: "Employer" shall mean an Employer described in Article
               --------
     I of the Plan.

          (e)  Key Employee:  "Key Employee" shall mean with respect to any
               ------------
     Qualified Plan, any Employee or former Employee (or any other person (i) who is or was employed by any Affiliated Employer or (ii) who owns or owned any interest in any Affiliated Employer and who derives or derived earned income from such Affiliated Employer or would have derived earned income had such Affiliated Employer had net profits), including any beneficiary described below, who, at any time during the Qualified Plan's plan year containing the Determination Date or any of the four (4) preceding plan years of such Qualified Plan, is:

               (i) An officer of any Employer or any Affiliated Employer treated separately, if such individual earns annual compensation for a plan year (for services rendered to an Employer and any Affiliated Employer during the relevant plan year of the Qualified Plan) greater than fifty percent (50%) of the amount in effect under Section 415(b)(1)(A) of the Code as in effect for the calendar year in which such plan year ends for plan years beginning after December 31, 1986 (one hundred fifty percent (150%) of the maximum dollar limitation set forth under Section 415(c)(1)(A) of the Code as in effect for the calendar year in which such plan year ends for plan years beginning prior to January 1, 1987); provided, however, subject to the last paragraph of this Section 7.4(e), no more than fifty (50) individuals who are or were Employees of an Employer and/or employees of an Affiliated Employer or, if less, the greater of three (3) individuals who are Employees of an Employer and/or employees of an Affiliated Employer or ten percent (10%) of all such individuals, shall be considered Key Employees by reason of being officers;

               (ii) One of the ten (10) individuals owning (or considered as owning within the meaning of Section 318 of the Code) both more than a 1/2 percent interest and the largest interests in an Employer or any Affiliated Employer, treated separately, if such individual earns annual compensation for a plan year (for services rendered to an Employer and any Affiliated Employer during the relevant plan year of the Qualified
                                     VII-6

          Plan) more than the maximum dollar limitation set forth under Section 415(c)(1)(A) of the Code as in effect for the calendar year in which such plan year ends; provided, however, if two such individuals have the same interest in an Employer or Affiliated Employer, treated separately, the individual earning the greater compensation (for purposes of this Section 7.4(e)(ii)) shall be treated as having a larger interest;

               (iii) Any individual owning (or considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the outstanding stock of any corporate Employer or any corporate Affiliated Employer treated separately, or stock possessing more than five percent (5%) of the total combined voting power of all stock of any corporate Employer or any corporate Affiliated Employer, treated separately, or, if an Employer or Affiliated Employer is not a corporation, any individual owning more than five percent (5%) of the capital or profits interest of such Employer, or Affiliated Employer treated separately; or

               (iv) Any individual whose aggregate annual compensation for a plan year (for services rendered to an Employer and any Affiliated Employer during the relevant plan year of the Qualified Plan) is more than $150,000.00 and who would be described in Section 7.4(e)(iii) if one percent (1%) were substituted for five percent (5%) therein.

          Any Beneficiary of an Employee who is a Key Employee or a former Key Employee and any Beneficiary of any other individual described above who is a Key Employee or former Key Employee shall be treated as a Key Employee or former Key Employee, whichever is applicable. Similarly, any Beneficiary of an Employee who is a former non-Key Employee and any Beneficiary of any other individual described above who is a former non-Key Employee shall be treated as a former non-Key Employee.

          For purposes of applying Section 318 of the Code to the provisions of this Section, subparagraph (C) of Section 318(a)(2) of the Code shall be applied by substituting five percent (5%) for fifty percent (50%). For purposes of this Section, annual compensation for the plan year of the Qualified Plan shall include all remuneration described in Treasury Regulation Section 1.415-2(d) and any successor thereto, but including amounts contributed by an Employer or Affiliated Employer pursuant to a salary reduction agreement which are excludible from the individual's gross income under Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code.

     In the event that the number of Key Employees determined under Subsection
(e)(i) of this Section would, but for the numerical limitations of that Subsection, exceed the number determined under that Subsection, then those officers having the largest annual compensation during the plan year of the Qualified Plan and the four (4) preceding plan years of such Qualified Plan shall be the Key Employees. Such term shall not include any officer or employee of an entity referred to in Section 414(d) of the Code. Notwithstanding any provision hereof to the

                                     VII-7
contrary, determination of who is a Key Employee shall be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

          (f)  Participant:  "Participant" shall mean any Participant described
               -----------
     in Article I of the Plan except that if the Plan is Top-Heavy, in addition to Employees who would otherwise be considered to be Participants under the Plan, the following Employees shall be considered to be Participants solely for purposes of determining the individuals entitled to share in the minimum benefit described in Section 7.3(c): (i) Participants who have not separated from service at the end of the Plan Year, (ii) individuals who are otherwise eligible to participate in the Plan but who have failed to complete 1000 hours of service (or the equivalent) during the Plan Year,
     (iii) individuals who are otherwise eligible to participate in the Plan but who declined to make any required Contributions to the Plan or, in the case of a cash or deferred arrangement, any elective contributions permitted or required under the Plan, or (iv) individuals who are eligible to participate in the Plan but who have been excluded from the Plan because each such individual's Considered Compensation is less than a stated amount.

          (g)  Permissive Aggregation Group:  "Permissive Aggregation Group"
               ----------------------------
     shall mean a Required Aggregation Group plus one or more Qualified Plans which are not part of the Required Aggregation Group but which satisfy the requirements of Section 401(a)(4) and 410 when considered together with the Required Aggregation Group.

          (h)  Qualified Plan:  "Qualified Plan" shall mean the Plan and any
               --------------
     other defined contribution plan (whether or not terminated) described in
     Section 414(i) of the Code and/or any defined benefit plan (whether or not terminated) described in Section 414(j) of the Code which is/are (or with respect to any such plan which has been terminated, was/were) maintained at any time during the five-year period ending on the Determination Date by an Employer and/or the Affiliated Employers and intended to meet the requirements of Section 401(a) of the Code; provided, however, a simplified employee pension plan described in Section 408(k) of the Code shall be treated as a defined contribution plan.

          (i)  Required Aggregation Group:  "Required Aggregation Group" shall
               --------------------------
     mean a group of Qualified Plans, which group shall include each Qualified Plan maintained by an Employer and/or the Affiliated Employers in which a Key Employee participates in the relevant plan year including the Determination Date, or any of the four preceding plan years, and which group shall exclude any Qualified Plan in which a Key Employee does not participate at any time during the plan year, or any of the four preceding plan years, unless during such period such Qualified Plan enables any Qualified Plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) or 410 of the Code.

          (j)  Super Top-Heavy:  "Super Top-Heavy" shall mean Top-Heavy except
               ---------------
     for purposes of this Section 7.4(j), "ninety percent (90%)" shall be substituted for "sixty percent (60%)" wherever the latter percent appears in Section 7.4(k).

                                     VII-8

          (k)  Top-Heavy:  "Top-Heavy" shall mean with respect to any Qualified
               ---------
     Plan, which is not included in any aggregation group, any such Qualified Plan whereunder, as of the Determination Date, the sum of the present value of the accrued benefits for Key Employees is more than sixty percent (60%) of the sum of the present value of the accrued benefits of all Employees of an Employer plus, if applicable, all employees (and self-employed individuals) of all Affiliated Employers, excluding former Key Employees, and shall mean with respect to any aggregation group, Required Aggregation Group or Permissive Aggregation Group, whereunder as of the Determination Date, the sum of the present value of the accrued benefits for Key Employees is more than sixty percent (60%) of the sum of the present value of accrued benefits of all Employees of an Employer plus all employees (and self-employed individuals) of all Affiliated Employers, excluding former Key Employees. For purposes of this Section 7.4(k), the accrued benefit of any individual who is not a Key Employee, but who is a former Key Employee will be disregarded, and, with respect to Plan Years beginning after December 31, 1984, the accrued benefit of any individual described in this
     Section 7.4(k) who has not performed any service for an Employer and any Affiliated Employer(s) maintaining any Qualified Plan at any time during the five-year period ending on the Determination Date shall be disregarded. In addition, when aggregating Qualified Plans, the value of accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

          (l)  Top-Heavy Compensation:  "Top-Heavy Compensation" shall mean (i)
               ----------------------
     the wages (as defined in Section 3401(a) of the Code for purposes of income tax withholding at the source) that are paid (within the meaning of Section 1.415-2(d)(3) and (4) of the Income Tax Regulations) to the Employee by an Employer during the Plan Year for services performed and reportable on the Employee's form W-2 (or its successor), determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code), plus, with respect to Plan Years beginning after December 31, 1988, any reduction under a compensation deferral agreement under (a) a plan described in
     Section 401(k) or 408(k) of the Code, (b) an annuity described in Section 403(b) of the Code or (c) an election under a cafeteria plan described in
     Section 125 of the Code, (ii) that is actually paid to or is includible in the gross income of the Participant within the relevant Plan Year, or would have been so paid or includible but for a reduction described in clause (i) immediately above, and (iii) that does not exceed (A) for Plan Years beginning on or after January 1, 1989, $200,000; and (B) for Plan Years beginning on or after January 1, 1994, $150,000, as both of such amounts are adjusted at such time and in such manner as is prescribed in Section 401(a)(17)(B) of the Code.

                                     VII-9

                                 ARTICLE VIII.

                                   COMMITTEE

     8.1. Appointment, Term of Service and Removal:  The Board  of the Plan
          ----------------------------------------
Sponsor shall appoint an Committee of not less than three (3) persons, the members of which shall serve until their resignation, death or removal. Any member of the Committee may resign at any time by mailing or delivering written notice of such resignation to the Board. Any member of the Committee may be removed by the Board, with or without cause, at any time by mailing or delivering written notice to such person at the address set forth in the records of an Employer. Vacancies in the Committee arising by resignation, death, removal or otherwise shall be filled by such persons as may be appointed by the Board.

     8.2. Powers:  The Committee shall be a fiduciary and shall, in that
          ------
capacity, have the exclusive responsibility for the general administration of the Plan, according to its terms and provisions, and shall have all discretion and power necessary to accomplish such purposes, including, but not by way of limitation, the right, power, and authority:

          (a) To make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions hereof;

          (b) To construe all terms, provisions, conditions, and limitations of the Plan; and its construction thereof, shall be final and conclusive on all persons or entities;

          (c) To correct any defect, supply any omission, or reconcile any inconsistency which may appear in the Plan in such manner and to such extent as it shall deem necessary or appropriate, and its judgment in such matters shall be final and conclusive as to all persons or entities;

          (d) To select, employ, and compensate from time to time such consultants, actuaries, accountants, attorneys, and other agents and employees as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan; any agent, firm or employee so selected by the Committee may be a disqualified person or a party in interest but only if the requirements of Section 4975(d) of the Code and the regulations issued thereunder, and Section 408(b) of the Act and the regulations issued thereunder, have been satisfied;

          (e) To determine all questions relating to the eligibility of Employees to become Participants, and to determine the period of Active Service and the amount of Considered Compensation upon which the benefits of each Participant shall be calculated;

          (f) To determine all controversies relating to the administration of the Plan, including but not limited to: (i) differences of opinion arising between an Employer and

                                    VIII-1
     the Trustee or a Participant, or any combination thereof; and (ii) any questions it deems advisable to determine in order to promote the non-discriminatory administration of the Plan for the benefit of the Participants and Beneficiaries;

          (g) Subject to portfolio standards and guidelines which may be established by the Trustee from time to time, to direct and instruct (or to appoint an investment manager which would have the power to direct and instruct) the Trustee in all matters relating to the preservation, investment, reinvestment, management and disposition of the Trust Fund; provided, however that the Committee shall not have any authority to direct the Trustee with respect to preservation, investment, reinvestment or disposition of common stock of the Plan Sponsor;

          (h) To direct and instruct the Trustee in all matters relating to the payment of Plan benefits and to determine the entitlement of a Participant or Beneficiary to a benefit should he appeal a denial of his claim, or any portion thereof;

          (i) If, incident to a divestiture or other reorganization of any Employer, a Participant who is a former Employee of such Employer requests in writing and if the Committee has satisfied itself that the employer representations herein described are true and correct, to direct the Trustee to transfer such Participant's vested interest, if any, in the Plan directly to the trustee of the trust used to fund any other plan which is maintained by such Participant's new employer and which is represented in writing by such employer (i) to satisfy the requirements for qualification and exemption under Sections 401(a) and 501(a) of the Code and (ii) to expressly permit such transfer to be made thereto;

          (j) With the consent or ratification of the Board, to direct the Trustee to enter into any agreement that the Committee deems to be necessary or appropriate to effect any transaction described in Section 8.2(i), 8.2(j) or 11.7;

          (k) To delegate by written notice such clerical and recordation duties of the Committee under the Plan as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan or the Trust;

          (l) To determine whether the requirements of Section 6.6(c) have been satisfied and, if it so determines, to direct and instruct the Trustees to effect the direct rollover of an eligible rollover distribution (as defined in Section 6.6(c) hereof) to the trustee or custodian of an eligible retirement plan, as elected by the distributee of such eligible rollover distribution;

          (m) To delegate the power to review applications for withdrawals under Section 6.8(a) and to determine whether the requirements of such section are satisfied, and in the event that the Committee delegates such power, references in Section 6.8(a) to

                                     VII-2
     the Committee, shall be deemed to be references to the person or persons to whom such power has been delegated; and

          (n) To delegate the power to review, and approve or disapprove, applications for loans hereunder in accordance with Section 6.10(e), and in the event that the Committee delegates such power, references in Section 6.10(e) and (f) to the Committee shall be deemed to be references to the person or persons to whom such power has been delegated.

     8.3. Organization:  The Committee shall select from among its members a
          ------------
chairman, who shall preside at all of its meetings, and shall select a secretary, who need not be a member of the Committee and who shall keep all records, documents and data pertaining to its supervision of the administration of the Plan.

     8.4. Quorum and Majority Action:  A majority of the members of the
          --------------------------
Committee constitutes a quorum for the transaction of business. The majority vote of the members present at any meeting called by the chairman of the Committee at which there is a quorum will decide any question brought before that meeting. In addition, the Committee may decide any other question, which is not brought before a meeting called by the chairman of the Committee, by a majority vote taken of all of the members, or by a consent executed by a majority of the members.

     8.5. Signatures:  The chairman, the secretary and any one or more of the
          ----------
members of the Committee to which the Committee has delegated the power, shall each, severally, have the power to execute any document on behalf of the Committee, to execute any certificate or other written evidence of the action of the Committee, and to delegate any authority or responsibility of the Committee to an officer of an Employer. The Trustee, after being notified of any such delegation of power in writing, shall thereafter accept and may rely upon any document executed by any such person as representing the action of the Committee until the Committee files with the Trustee a written revocation of that delegation of power.

     8.6. Disqualification of Committee Participant:  A member of the Committee
          -----------------------------------------
who is also a Participant, Retired Participant or Beneficiary shall not vote or act upon any matter relating solely to himself. With respect to any other matter before the Committee, no member of the Committee shall be deemed disqualified by reason of being a Participant, Retired Participant or Beneficiary or by reason of any interest in any matter to be acted upon by the Committee unless expressly so disqualified as to such matter by a resolution adopted by the Board.

     8.7. Disclosure to Participants:  The Committee shall make available to
          --------------------------
each Participant and Beneficiary for his examination such records, documents and other data as are required under the Act, but only at reasonable times during business hours. No Participant or Beneficiary shall have the right to examine any data or records reflecting the compensation paid to any other Participant or Beneficiary, and the Committee shall not be required to make any other data or records available other than those required by the Act.

                                    VIII-3

     8.8.  Standard of Performance:  The Committee, and each of its members,
           -----------------------
shall (i) use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in conducting his business as the administrator of the Plan; (ii) when exercising its power to direct investments, diversify the investments of the Plan so as to minimize the risk of large losses unless under the circumstances it is clearly prudent not to do so; and (iii) otherwise act in accordance with the provisions of the Plan and the Act.

     The Committee shall exercise its responsibility and authority hereunder in a uniform and non-discriminatory manner with respect to all Participants.

     8.9.  Liability of Committee and Liability Insurance:  No member of the
           ----------------------------------------------
Committee shall be liable for any act or omission of any other member of the Committee, the Trustee, any investment manager appointed by the Committee, or any other agent or representative appointed by the Committee, except to the extent required by the Act, and any other applicable state or federal law, which liability cannot be waived. No member of the Committee shall be liable for any act or omission on his own part except to the extent required by the Act, and any other applicable state or federal law, and then only if and to the extent such liability cannot be waived. It is the express intent of the Plan to waive any such liability to the fullest extent permitted by law.

     Further, it is specifically provided that, if directed by the Committee, the Trustee may purchase out of the Trust Fund insurance for the members of the Committee, any other fiduciaries appointed by the Committee, and for the Trust Fund itself, to cover liability or losses occurring by reason of the act or omission of any one or more of the members of the Committee or any other appointed fiduciary under the Plan or any other agents; provided, however, such insurance permits recourse by the insurer against the members of the Committee or the other concerned fiduciaries in the case of a breach of a fiduciary obligation by one or more members of the Committee or other fiduciary covered thereby.

     8.10. Exemption from Bond:  No member of the Committee shall be required to
           -------------------
give bond for the performance of his duties hereunder, unless required by law which cannot be waived.

     8.11. No Compensation:  The Committee shall serve without compensation for
           ---------------
its services, but shall be reimbursed by the Employer(s) for all expenses properly and actually incurred in the performance of its duties under the Plan, unless the Employer(s) elects to have such expenses paid out of the Trust Fund. Each Employer shall bear such portion of such expense as shall be determined by the Committee based upon the approximate total amount in the Accounts of Participants employed by it as compared to the approximate total amount in the Accounts of all Participants.

                                    VIII-4

     8.12. Persons Serving in Dual Fiduciary Roles:  Any person, group of
           ---------------------------------------
persons, corporation, firm or other entity, may serve in more than one fiduciary capacity with respect to the Plan, including the ability to serve both as Trustee and as a member of the Committee.

     8.13. Administrator:  For all purposes of the Act, the Administrator of the
           -------------
Plan shall be the Plan Sponsor. The Administrator of the Plan shall have final responsibility for compliance with all reporting and disclosure requirements imposed with respect to the Plan under any applicable federal or state law, or under any regulations or other authority promulgated thereunder by the appropriate governmental authority.

     8.14. Indemnification of Participants of Committee.  To the full extent
           --------------------------------------------
permitted by law, the Plan Sponsor and each other Employer, jointly and severally, shall indemnify each present and future member of the Committee against, and each member of the Committee shall be entitled without further act on his part to indemnity from each Employer for, any and all losses, liabilities, costs and expenses (including the amount of judgments, court costs, reasonable attorney's fees, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to an Employer itself) incurred by such member in connection with or arising out of any pending, threatened or anticipated possible action, suit, or other proceeding, including any investigation that might lead to such a proceeding, in which he is or may be involved by reason of or in connection with his being or having been a member of the Committee, whether or not he continues to be a member of the Committee at the time of incurring any such losses, liabilities, costs and expenses; provided, however, that such indemnity shall not include any losses, liabilities, costs and expenses incurred by such member of the Committee
(i) with respect to any matters as to which he is finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful and culpable misconduct in the performance of his duties as a member of the Committee, or (ii) with respect to any matter to the extent that a settlement thereof is effected in an amount in excess of the amount approved by the Plan Sponsor (or by the affected Employer if not an Affiliated Employer), which consent shall not be unreasonably withheld. No right of indemnification hereunder shall be available to, or enforceable by, any such member of the Committee unless, within sixty (60) days after his actual receipt of service of process in any such action, suit or other proceeding (or such longer period as may be approved by the Board), he shall have offered the Plan Sponsor (or affected Employer if not an Affiliated Employer), in writing, the opportunity to handle and defend same at its sole expense. The decision by the Plan Sponsor or other affected Employer to handle the proceeding shall conclusively determine that such person is entitled to the indemnity provided herein unless then otherwise expressly agreed by the person. Until and unless a final judicial determination has been made that indemnity is not applicable, all such person's expenses shall be promptly and fully paid or reimbursed by the Plan Sponsor and each other Employer upon demand by such person. The foregoing right of indemnification shall inure to the benefit of the heirs, executors, administrators and personal representatives of each such member of the Committee and shall be in addition to all other rights to which such member of the Committee may be entitled as a matter of law, contract, or otherwise.

                                    VIII-5

                                  ARTICLE IX.

                                    TRUSTEE

     9.1. Appointment:  The office of the Trustee shall be composed of one or
          -----------
more individuals, or one corporation which is authorized to conduct a trust business under applicable state law, as appointed from time to time by the Board. When there are individual trustees, action by the individual trustees shall be determined by the majority vote of the individuals then acting taken with or without a meeting. Such action shall be binding upon all parties at interest. Any act of the individual trustee or trustees shall be sufficiently evidenced if certified by the individual trustee or trustees, and, if there is more than one individual trustee, one of the individual trustees may be given the authority to certify such acts and, generally, to perform all administrative and ministerial duties on behalf of the individual trustees. An individual trustee otherwise eligible to participate in the Plan shall not be excluded on the basis that he is an individual trustee, however, in such event, he shall not participate in any decisions pertaining solely to himself as a Participant or a Beneficiary.

     9.2. Authority:  The Trustee shall also be a fiduciary and, in that
          ---------
capacity, shall have the exclusive responsibility for and all powers necessary to receive, hold, preserve, manage, invest and reinvest the Trust Fund as provided generally in this Article IX, and to pay all costs and expenses incident thereto. However, if the Committee, as a co-fiduciary, or an investment manager appointed by the Committee, shall exercise its power given hereunder at any time, by written notice to the Trustee to direct the Trustee
(i) in the management, investment and reinvestment of the Trust Fund or (ii) with respect to the transfer or acceptance of assets pursuant to Sections 1.1, 8.2(i), 8.2(j) or 11.7, then, in that event, the Trustee shall be subject to all proper directions of the Committee or its appointed investment manager, provided that such directions are made in accordance with the Plan and the Act.

     9.3. Investment Powers:  Subject to applicable provisions of Section 4.10,
          -----------------
the Trustee shall have the following powers relating to the receipt, preservation, management, investment and reinvestment of both the principal and income of the Trust Fund, as it may be composed from time to time, in addition to all of the powers, rights, options and privileges now or hereafter provided for, vested in, or granted the Trustee under common law and applicable provisions of the Texas Trust Code, as amended from time to time, and all other applicable laws, except such as conflict with the terms and provisions of the Plan; and, as far as possible, no subsequent legislation or regulation shall be in limitation of the rights, powers or privileges granted the Trustee hereunder or in the Texas Trust Code as it exists at the time of the execution of the Plan and Trust;

          (a) To handle, deal with, and dispose of the Trust Fund property and estate as if the Trustee were the fee simple owner of such property and estate;

          (b) Except where prohibited by applicable law which cannot be waived, to keep any and all securities or other property in the name of some other person or entity, with a power of attorney for their transfer attached, in bearer or Federal Reserve Book-Entry form, or in the name of the Trustee, without disclosing the fiduciary capacity of the Trustee;

          (c) Subject to Sections 9.4 and 9.5, to exercise all voting rights with respect to any investments held in the Trust Fund and to grant proxies, discretionary or otherwise, with or without the power of substitution, with respect thereto, but only according to the directions of the Committee or investment manager; or, to the extent that such rights are exercisable by Participants in the Plan, according to the directions of such Participants. The Trustee shall deliver or cause to be executed and delivered to the named fiduciary, all notices, prospectuses, finance statements, proxies and proxy soliciting materials relating to investments held hereunder. The Trustee shall not vote any proxy except in accordance with the timely written instructions of the Committee or the Investment Manger. If no such written instructions are received, such proxies shall not be voted.

          The Committee may assign to the Participants the right to vote proxies. To the extent the right to vote is vested in whole or in part in the Participants, the Trustee shall act in this regard only in accordance with the timely written instructions received from the Participants. Solely for this purpose, each Participant shall act as the named fiduciary in providing direction to the Trustee. To the extent practicable, all unallocated or unvoted shares held hereunder shall, solely for the purpose of this section, be voted in the same proportion as such Participant's allocated proportion of shares bear to the aggregate of all like shares for which instructions have been issued by the Participants as named fiduciaries to the Trustee.

          (d) To collect the principal and income of the Trust Fund as the same may become due and payable and to give binding receipt therefor;

          (e) To take any action, whether by legal proceeding, compromise, or otherwise, as the Trustee, in its sole discretion deems to be in the best interest of the Trust; to settle, compromise or submit to arbitration any claims, debts or damages due or owing the Trust; to commence or defend suits or legal proceedings to protect any interests of the Trust, and to represent the Trust in all suits and other legal proceedings in any court or before any body, board, agency, panel or tribunal;

          (f) To hold uninvested at any time, without liability for interest thereon for a reasonable period of time, any amount of money received by the Trustee or raised by the Trustee from the sale of investments or otherwise until same can be reinvested or disbursed;

          (g) To invest and reinvest the Trust Fund assets, or any part thereof, in any property of any kind or nature whatsoever, whether real, personal or mixed, whether tangible or intangible or productive of income, or in any rights or interests in property, or in any evidence or indicia of property, including, but not limited to, the following types of properties or interests therein, or anything of a similar kind, character, or class: common or preferred stock, interests in so-called Massachusetts trusts, insurance contracts, key-man or otherwise (provided that no payment under any such contracts shall be made in contravention of applicable provisions of Article VI of the Plan), fees, beneficial interests, leaseholds, bonds, mortgages, leases, notes (including, but not limited to secured or unsecured notes of any kind), obligations, oil and gas payments, oil and gas contracts, savings accounts, certificates of deposit or like investments with the commercial department of any bank (including any bank acting as Trustee or its affiliates so long as they bear a reasonable interest rate and the bank is supervised by the United States or a state), common, pooled, collective or group trust funds, mutual funds or insurance contracts, any of which the Trustee or any of its affiliates or any other entity may now have or in the future may manage, distribute or adopt for the collective investment of funds of trusts of employee benefit plans qualified under Section 401(a) of the Code and exempt from federal income taxes under Section 501(a) of the Code (the instrument creating such common, pooled, collective or group trust fund, together with any amendments thereto, being hereby incorporated in and made a part of the Trust), in money market funds, or qualifying employer securities and/or qualifying employer real property of an Employer up to one hundred percent (100%) of the Trust Fund; provided, however, subject, with respect to periods beginning on and after August 1, 1996, to the right of the Committee under Section 4.10(c) of the Plan to override clause (i) below, (i) unless the Plan would not have to be registered under the federal Securities Act of 1933, only amounts attributable to Employer Contributions (other than Elective Contributions) shall be used to purchase qualifying employer securities and, (ii) to the extent the Trustee is not independent of the issuer of such employer securities, the issuer shall retain the services of an "agent independent of the issuer" (as such term is defined in Rule 10b-18 promulgated under the Securities Exchange Act of
     1934) to effect such purchase and, further provided, that the purchases are made in accordance with the provisions of the Act.

          (h) To lease and let all or any portion of the properties possessed by the Trust Fund for the development or production of oil, gas, sulphur or other minerals, or for any other purpose, on such terms, times and conditions (including a term which will extend beyond the term of this Trust), and for such consideration or royalties as the Trustee deems proper;

          (i) To borrow from or loan such sums as the Trustee considers necessary or desirable (but not including loans to members without the express direction from the Committee) and, for that purpose, to mortgage or pledge all or any part of the Trust Fund property;

          (j) If specifically directed in writing by the Committee, to purchase deposit administration contracts, individual annuity contracts, or group annuity contracts from any insurance company licensed in the State of Texas; provided, however, no payment under any such contract shall be made in contravention of applicable provisions of the Plan; and

          (k) To employ such lawyers, accountants, actuaries, brokers, banks, investment counsel or other agents or employees and to delegate to them such duties, rights and powers of the Trustee hereunder (including the power to vote shares of stock) as the Trustee deems advisable in administering the Trust Fund.

The Trustee shall not be required to take any legal action to collect, preserve or maintain any Trust Fund property unless the Trustee has been indemnified either by the Trust itself, with the approval of the Committee, or by an Employer, with respect to any expenses or losses to which the Trustee may be subjected by taking such action. Any property acquired by the Trustee through the enforcement or compromise of any claim the Trustee has as Trustee will become a part of the Trust Fund. The Trustee shall be responsible only for the property actually received by it hereunder. It shall have no duty or authority to compute any amount to be paid to it by an Employer or a Participant, or to bring any action or proceeding to enforce the collection of any contribution to the Trust Fund.

     9.4. Voting Company Stock:  This Section applies in the event that common
          --------------------
stock of the Plan Sponsor ("Company Stock") is authorized by the Committee, pursuant to Section 4.10, for investment through a fund ("Company Stock Fund") under which shares of Company Stock are allocated to the Accounts of Participants and Beneficiaries who, pursuant to the Plan, direct the Trustee to invest in the Company Stock Fund.

          (a)  Registration-Type Class of Securities:  During such time as the
               -------------------------------------
     Plan Sponsor has a "registration-type class of securities" (defined below), each Participant or Beneficiary, as applicable, will be entitled to instruct the Trustee on how to vote the shares of Company Stock allocated to his Account on the record date of each annual or special meeting of the Plan Sponsor's shareholders. For purposes of the Plan, in accordance with
     Section 409(e)(4) (or any successor provision) of the Code, the term "registration-type class of securities" means: a class of securities (1) required to be registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or (2) that would be required to be so registered except for the exemption from registration provided in subsection (g)(2)(H) of Section 12 of the Exchange Act.

          (b)  No Registration-Type Class of Securities:  If the Plan Sponsor
               ----------------------------------------
     does not have a "registration-type class of securities" (defined in (a) above), each Participant or Beneficiary, as applicable, shall be entitled to instruct the Trustee on how to vote the shares of Company Stock allocated to his Account on the record date of each annual or special meeting of the Plan Sponsor's shareholders, but only with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or any such similar transaction as shall be prescribed by the Secretary of the Treasury in regulations or other authority issued under Section 409(e)(3) (or any successor provision) of the Code.

          With respect to all matters involving the voting of Company Stock not described in the immediately preceding paragraph, unless the Committee determines otherwise, all Company Stock held in the Trust Fund (both allocated and any unallocated shares) shall be voted by the Trustee in accordance with the Committee's instructions. The Committee may, in its discretion pursuant to Sections 405(c) and 404(a)(1) of the Act, delegate any power or duty allocated to it pursuant to immediately preceding sentence to another person or entity who, with the consent of such other person or entity, shall act as an independent fiduciary and shall exercise such power or duty to the same extent as it could have been exercised by the Committee. The persons or entities to which such powers and duties may be delegated shall include, without limitation, the Board or any committee of the Board, the Trustee, any person or entity that meets the requirements of an investment manager under Section 3(38) of the Act, or any other person or entity that the Committee determines in good faith has the requisite knowledge and experience concerning the matter with respect to which the delegation is made. The Committee may in its discretion remove any fiduciary to whom it has delegated any power or duty and exercise such power or duty itself or appoint a successor fiduciary.

          (c)  Voting Procedure:  Before each annual or special meeting of the
               ----------------
     Plan Sponsor's shareholders, the Committee shall direct the Trustee to send to each Participant and Beneficiary who is entitled to exercise voting rights, as provided in this Section, a copy of the proxy solicitation materials therefor, together with a form requesting confidential, written instructions on how to vote the shares of Company Stock allocated to his Account with respect to such matters on which he is entitled to vote. The proxy solicitation materials described in the preceding sentence shall be the same as those for shareholders of Company Stock generally, and shall comply with applicable state and federal law and the Plan Sponsor's charter and bylaws as generally applicable to shareholders of Company Stock. The Trustee shall not make recommendations to Participants and Beneficiaries on whether to vote or how to vote. The individual instructions received by the Trustee shall be held in strict confidence and shall not be divulged or released to any person, including Employees of any Employer or Affiliated Employer; provided, however, the Trustee shall advise any officer of the Plan Sponsor, at any time upon request, of the total number of shares of Company Stock that it has been instructed to vote in favor of each matter for which a vote was solicited, the total number of shares of Company Stock that it has been instructed not to vote in favor of each such matter and the total number of shares in respect of which it has received no instructions.

          (d) Voting by Trustee Proportionate to Direction: The Trustee shall aggregate the instructions timely received pursuant to (c) above and vote allocated whole shares of Company Stock and, to the same extent permitted for shareholders of the Plan Sponsor generally, allocated fractional shares of Company Stock specifically in accordance with the valid instructions so received from the Participants and Beneficiaries or from the

     Committee (or its delegate), pursuant to subsections (a) or (b) above as applicable. Additionally, the Trustee shall vote any whole shares, an d fractional shares to the extent permitted, of Company Stock allocated to the Accounts for which it does not receive valid instructions in the same proportion as are voted the shares of Company Stock allocated to the Accounts with respect to which the Trustee has received valid instructions from the Participants and Beneficiaries or from the Committee (or its delegate), pursuant to subsections (a) or (b) above as applicable.

     9.5. Tender Offer for Company Stock.  This Section applies in the event
          ------------------------------
that common stock of the Plan Sponsor ("Company Stock") is authorized by the Committee, pursuant to Section 4.10, for investment through a fund ("Company Stock Fund") under which shares of Company Stock are allocated to the Accounts of Participants and Beneficiaries who, pursuant to the Plan, direct the Trustee to invest in the Company Stock Fund. For purposes of this Section, "Tender Offer" shall collectively mean (i) a cash tender offer, which includes a tender offer for, or request or invitation for tenders of, shares of Company Stock in exchange for cash, as made to the Trustee or to the shareholders of Company Stock generally, and (ii) an exchange offer, which includes a tender offer for, or request or invitation for tenders of, any shares of Company Stock in exchange for any consideration other than all cash, as made to the Trustee or to the shareholders of Company Stock generally.

          (a)  Allocated Shares of Company Stock:  In the event of a Tender
               ---------------------------------
     Offer, the Committee shall direct the Trustee to take those steps reasonably necessary to furnish information to, and request instructions from, each Participant or Beneficiary, as applicable, who has shares of Company Stock allocated to his Company Stock Account in substantially the same manner as with respect to the shareholders of Company Stock generally. In that regard, the Trustee shall:

               (i) Inform each Participant (or Beneficiary) as to the existence of the Tender Offer; however, the Trustee shall not make any recommendations with respect to such Tender Offer;

               (ii) Transmit to each Participant (or Beneficiary) such written information and other materials relative to the Tender Offer as are made available by the persons or entities making such Tender Offer to the shareholders of Company Stock generally;

               (iii) Request written instructions from each Participant (or Beneficiary) as to whether or not to tender or exchange the shares of Company Stock allocated to his Account; and

               (iv) Use reasonably diligent efforts to effect, on a nondiscriminatory basis, the tender or exchange of allocated shares of Company Stock in accordance with the written instructions received from the Participants and Beneficiaries.

          The number of shares to which a Participant's (or Beneficiary's) instructions apply will be the total number of shares allocated to his Account, regardless of whether the shares are vested, as of the close of business on the day preceding the date on which the tender offer commences. In accordance with the terms and conditions of the Tender Offer, the Trustee will tender or exchange those shares of Company Stock that it has been properly instructed to tender or exchange, and it will not tender or exchange those shares that it has not been properly instructed to tender or exchange. Instructions to the Trustee from a Participant or Beneficiary to tender or exchange shares will not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of such person's interest in the Plan. Shares of Company Stock which are not tendered or exchanged pursuant to valid instructions shall remain invested in Company Stock.

          The individual instructions received by the Trustee shall be held in strict confidence and shall not be divulged or released to any person, including Employees of any Employer or Affiliated Employer; provided, however, the Trustee shall advise any officer of the Plan Sponsor, at any time upon request, of the total number of shares of Company Stock that it has been instructed to tender or exchange, the total number of shares that it has been instructed not to tender or exchange and the total number of shares for which it has received no instructions.

          (b)  Fractional and any Unallocated Shares of Company Stock:  The
               ------------------------------------------------------
     Trustee shall accumulate all fractional shares of Company Stock allocated to the Accounts and tender or exchange such fractional shares in the same proportion as the whole shares of Company Stock allocated to the Accounts (for which the Trustee received valid instructions to tender or exchange) were tendered or exchanged pursuant to subsection (a) above. Likewise, the Trustee shall tender or exchange any unallocated shares of Company Stock held in the Trust Fund in the same proportion as the whole shares of Company Stock allocated to the Company Stock Accounts (for which the Trustee received valid instructions to tender or exchange) were tendered or exchanged pursuant to subsection (a) above. Any shares of Company Stock which are not tendered or exchanged pursuant to the provisions of this subsection (b) shall remain invested in Company Stock.

          (c)  Funds Received for Tendered Company Stock:  Cash or other
               -----------------------------------------
     consideration received in exchange for tendered or exchanged Company Stock shall be held in accordance with Section 4.10(a) pending instructions from the Committee.

     9.6. Standard of Performance:  The Trustee in discharging the duties of
          -----------------------
Trustee with respect to the management, investment and reinvestment of the Trust Fund assets shall do so solely in the interest of the Participants and Beneficiaries, using the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character; shall diversify the investments of the Trust Fund so as to minimize the risk of large losses unless under the circumstances it is clearly prudent not to do so; and shall otherwise act in accordance with the provisions of the Plan and the Act.

     9.7.  Liability for Investments:  The Trustee shall not be liable to the
           -------------------------
Trust, or to any person or entity having a beneficial interest in the Trust, for any loss or decline in value which may be incurred upon any investment of the Trust Fund assets, including, but not limited to, qualifying employer securities and qualifying employer real property, or for failure of such assets to produce any or greater earnings, interest, or profits, so long as the Trustee acts in good faith and in accordance with the responsibilities, obligations and duties placed on the Trustee under the Plan and the Act.

     9.8.  Reliance on Directions:  When the Trustee acts in good faith, the
           ----------------------
Trustee, in all matters pertaining to the Trustee's management and investment of the Trust Fund, may rely upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by the Trustee to be genuine, to have been signed by a proper representative of the Committee or an investment manager, if one is appointed, and to be the act of the Committee or the investment manager, as the case may be. The Trustee shall accept any certificate or other instrument duly signed by a proper representative of the Committee or an investment manager, if one is appointed, which purports to evidence an instruction, direction, or order of the Committee or the investment manager, as the case may be, as conclusive evidence thereof.

     9.9.  General Liability of the Trustee:  The Trustee shall not be liable
           --------------------------------
for any act or omission by the Trustee because of a direction of the Committee or an investment manager appointed by the Committee; nor for any act or omission of the Committee, an investment manager appointed by the Committee, or any other agent appointed by the Committee, except to the extent required by the Act and any other applicable state or federal law, which liability cannot be waived. The Trustee shall not be liable for any act or omission on the Trustee's own part except to the extent required by the Act and any other applicable state or federal law, which liability cannot be waived. Further, it is specifically provided that the Trustee may, with the written approval of the Committee, purchase out of the Trust Fund insurance for the Trustee and for the Trust Fund itself to cover liability and losses occurring by reason of the act or omission of the Trustee, provided that such insurance permits recourse by the insurer against the Trustee in the case of a breach of a fiduciary obligation by the Trustee.

     9.10. Proof of Trustee's Authority:  All persons dealing with the Trustee
           ----------------------------
are entitled to rely upon the representations of the Trustee as to the Trustee's authority and are released from any duty to inquire into the Trustee's authority for taking or omitting any action, or to verify that any money paid for other property delivered to the Trustee is used by the Trustee for Trust purposes.
Any action of the Trustee under the Plan shall be conclusively evidenced for all purposes by a certificate or other document signed by the Trustee, and any such certificate or document shall be conclusive evidence of the facts recited therein. Any person shall be fully protected when acting or relying upon any notice, resolution, instruction, direction, order, certificate, opinion, letter, telegram or other document believed by such person to be genuine, to have been signed by the Trustee, and to be the act of the Trustee.

     9.11. Accounting Required by Trustee.  Within a reasonable time (as
           ------------------------------
determined in the sole discretion of the Committee) after the close of each Plan Year, and at such other times (or shorter accounting periods) as requested in writing by the Committee, and as of the date of the removal or resignation of the Trustee, the Trustee shall render to each Employer and the Committee, an accounting report of the Trust Fund covering the period since the previous accounting report. The report shall reflect the transactions, expenses, and earnings or losses for the period covered, and, as of the last day of such period, the cost basis of the assets, the fair market value of the assets, and the liabilities of the Trust Fund. The written approval of such accounting report by the Committee or the affected Employer, or the failure of the Committee or the affected Employer to notify the Trustee of its disapproval of such report within ninety (90) days after receipt thereof, shall be final and binding as to the Trustee's administration of the Trust for such period upon such Employer and all Participants (and Beneficiaries thereof) of such Employer who have or may thereafter have an interest in the Trust, except with respect to
(i) any matter that the Committee or affected Employer could not reasonably be expected to discover upon review of such accounting report, (ii) any actions or omissions in violation of the Act or other applicable law, and (iii) any actions or omissions that are determined by a court of competent jurisdiction to constitute gross negligence or intentional or willful misconduct.

     9.12. Resignation or Removal of Trustee:  The Trustee may resign at any
           ---------------------------------
time by giving at least sixty (60) days prior written notice to the Board, unless the Board agrees to a shorter notice period. The Board may remove the Trustee at any time by giving at least thirty (30) days prior written notice to the Trustee, unless the Trustee agrees to a shorter notice period. Upon the resignation or removal of the Trustee, the Trustee shall render to the Committee and to each Employer a written account of the administration of the Trust for the period following the period that was covered by the last accounting report.

     Notwithstanding any provision of this Plan, it is agreed that in the event of the resignation or removal of the Trustee, the Board shall promptly appoint a successor. If no appointment of a successor is made by the Board within sixty
(60) days after the resignation or removal of the Trustee, after notice to the other party, the Trustee may apply to any court of competent jurisdiction for appointment of a successor. The Trustee shall be entitled to reasonable compensation and reimbursement for costs associated with bringing such action. The Trustee shall be furnished with written notice from the Plan Sponsor or the court, as the case may be, of the appointment of the successor, and shall also be furnished with written evidence of the successor's acceptance of trusteeship.

     9.13. Appointment and Power of Successor Trustee:  Any vacancy in the
           ------------------------------------------
office of Trustee created by the resignation or removal of the Trustee shall not terminate the Trust. In the event of any such vacancy, the Board shall appoint a successor Trustee. Any successor Trustee, after acknowledging acceptance of the Trust and accepting the Trust Fund assets and liabilities and the accounting of the retiring Trustee, shall be vested with all the estates, titles, rights, powers, duties, and discretions which were granted to the retiring Trustee. The retiring Trustee shall execute and deliver all assignments or other instruments as may be necessary or advisable in the discretion of the successor Trustee.

     9.14. Compensation of Trustee:  Any corporate Trustee shall be reimbursed
           -----------------------
for expenses properly and actually incurred in the performance of its duties under the Plan and shall receive reasonable compensation for services rendered as may be agreed upon, from time to time, between the Trustee and the Committee with the consent and approval of the Board. Any individual serving as Trustee shall not receive any compensation for his services, but shall be reimbursed for all expenses properly and actually incurred in the performance of his duties under the Plan.

     The Trustee's compensation, if any, and the expenses of the Trust shall be paid by an Employer(s) unless an Employer elects to have the Trustee's compensation and the expenses of the Trust paid out of the Trust Fund. Until such compensation and expense is actually paid, it shall constitute a charge or lien on the Trust Fund. Each Employer shall bear that portion of such compensation and expense as shall be determined by the Committee based upon the approximate total amount in the Accounts of Participants employed by it as compared to the approximate total amount in the Accounts of all Participants.

     9.15. Bonding.  The Trustee and each other fiduciary pursuant to the Act,
           -------
except a bank, insurance company or another person or entity which is exempted under the Act, shall be bonded in an amount not less than ten percent (10%) of the amount of funds that such fiduciary handles; provided, however, the minimum bond shall be $1,000 and the maximum bond shall be $500,000. The amount of funds handled shall be determined at the beginning of each Trust Year by the amount of funds handled by each covered fiduciary and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of funds to be handled during the current Plan Year. The bond shall provide protection to the Trust against any loss by reason of the fraud or dishonesty of the fiduciary acting alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Section 412(a)(2) of the Act), and the bond shall be in a form approved by the U.S. Secretary of Labor in regulations or other authority issued under the Act.

     9.16. Assignment of Trusteeship.  No assignment (as defined in the
           -------------------------
Investment Advisors Act of 1940) of this Agreement shall be made by the Trustee without the written consent of the Plan Sponsor; provided, however, that the Trustee may assign this Agreement to another wholly-owned subsidiary of the Trustee which is organized and chartered as a trust company if the Trustee first gives the Plan Sponsor forty-five days advance notice and the Plan Sponsor does not object within the forty-five day period.

                                   ARTICLE X.

                      ADOPTION OF PLAN BY OTHER EMPLOYERS

     10.1. Adoption Procedure:  Any business organization may, with the approval
           ------------------
of the Board, adopt the Plan for all or any classification of its Employees, as permitted by Section 401(a) of the Code, by delivering to the Committee:

           (a) A certified resolution or consent of the sole proprietor, managing partner(s) or board of directors (or equivalent governing authority) of the adopting Employer, or a duly executed adoption instrument (adopted and approved by the sole proprietor, managing partner(s) or board of directors (or equivalent governing authority) of the adopting Employer)) setting forth its agreement to be bound as an Employer by all the terms, provisions, conditions and limitations of the Plan, except those, if any, specifically set forth in the adoption instrument;

           (b) All information required by the Committee and the Trustee with reference to Employees or Participants; and

           (c) The written consent of the Board to the adoption of this Plan. Any adoption may be made retroactive to the beginning of a Plan Year by complying with the foregoing conditions on or before the last day of that Plan Year.

     10.2. No Joint Venture Implied:  The adoption instrument executed by an
           ------------------------
Employer shall become, as to it and its Employees, a part of the Plan. However, except as otherwise provided under the Plan, neither the adoption of the Plan by an Employer, nor any act performed by it in relation to the Plan shall ever create a joint venture or partnership relation between it and any other Employer. Although the Accounts of Participants employed by an Employers which adopt the Plan shall be commingled for purposes of investment thereof, unless the Committee and the Trustee are otherwise directed by the Board, amounts held in the Trust Fund allocable to a particular Employer shall, on an ongoing basis, be available to pay benefits to Participants employed by that Employer, and to pay benefits to Participants employed by any other Employer which is an Affiliated Employer required to be aggregated with the first such Employer, but not otherwise. In addition, unless the Committee and Trustee are otherwise directed by the Board, the Committee shall maintain completely separate accounts and records for the Plan Sponsor and each other Employer which is an Affiliated Employer required to be aggregated with the Plan Sponsor (and Employees thereof who are Participants), but otherwise the Plan shall be maintained on a consolidated basis for the Plan Sponsor and all such other Affiliated Employers. The Committee shall maintain completely separate accounts and records for any Employer that is not an Affiliated Employer, as distinguished from maintaining the Plan on a consolidated basis with such other Employer.

     10.3. Transfer of Participants:  If an Employee of one Employer is
           ------------------------
Transferred to the service of another Employer, the Employee shall maintain all of his rights under the Plan.

Contributions to the Transferred Employee's Employer Account shall be handled in accordance with the provisions of Sections 4.2 and 4.8, and his Active Service shall be considered uninterrupted, as if no Transfer had occurred. Unless otherwise provided hereunder, Active Service with any Employer or Affiliated Employer shall count as Active Service with all Employers, whether before or after the date that an Employer adopts the Plan.

                                  ARTICLE XI.

                           AMENDMENT AND TERMINATION

     11.1. Right to Amend and Limitations Thereon:  The Board shall have the
           --------------------------------------
sole right to amend the Plan. Any amendment shall (i) be made by a written instrument and executed by an appropriate officer of the Plan Sponsor, (ii) set forth the nature of the amendment and its effective date (which may be retroactive), and (iii) be supported by a certified copy of the resolution or direction which authorized or ratified it. Although the Trustee shall be expected to execute each amendment of the Plan, failure of the Trustee to execute any such amendment shall not adversely affect the Plan Sponsor's exclusive right to effectively amend the Plan without regard to any act or forbearance on the part of the Trustee. No amendment shall:

           (a) Except as otherwise specifically provided in the Plan, cause or permit any Trust Fund assets to be diverted to any purpose other than the exclusive benefit of the Participants and their Beneficiaries;

           (b) Decrease the accrued benefit of any Participant, or after July 30, 1984, eliminate a protected form of benefit in violation of Section 411(d)(6) of the Code;

           (c) Increase the duties or liabilities of the Trustee without its prior written consent; or

           (d) Change the vesting schedule to one which would result in the nonforfeitable percentage of the accrued benefit derived from Employer Contributions (determined as of the later of the amendment's adoption date or effective date) of any Participant being less than such nonforfeitable percentage computed under the Plan without regard to such amendment. If the Plan's vesting schedule is amended, or if the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top-Heavy vesting schedule, each Participant with at least three years of service with an Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. With respect to Participants who are not entitled to be credited with at least one hour of service in any Plan Year beginning after December 31, 1988, the immediately preceding sentence shall be applied by substituting "five years of service" for "three years of service". The period during which the election may be made shall begin no later than the date upon which the amendment is adopted or deemed to be made and shall end no later than the latest of the following dates: (1) the date which is sixty (60) days after the day that the amendment is adopted or deemed to be made; (2) the date which is sixty (60) days after the day that the amendment becomes effective; or (3) the date which is sixty (60) days after the day the Participant is issued written notice of the amendment by an Employer.

     In the event of an amendment, each Employer will be deemed to have consented to and adopted the amendment unless an Employer notifies the Plan Sponsor, the Committee, and the Trustee to the contrary in writing within thirty
(30) days after receipt of a copy of the amendment, in which case the rejection will constitute a withdrawal from the Plan by that Employer.

     11.2. Mandatory Amendments:  Except as otherwise provided in the Plan, or
           --------------------
except as otherwise prescribed by applicable law or other authority prescribed thereunder by the appropriate governmental authority, the Contributions of each Employer to the Plan are intended to be:

           (a) Deductible under applicable provisions of the Code;

           (b) Exempt from the federal Social Security Act, as amended;

           (c) Exempt from withholding under the Code; and

           (d) Excludible from any Employee's regular rate of pay, as that term is defined under the Fair Labor Standards Act of 1938, as amended.

     The Plan Sponsor shall make such amendments to the Plan as may be necessary to carry out this intention, and all such amendments may be made retroactively.

     11.3. Withdrawal of an Employer:  An Employer may withdraw from the Plan
           -------------------------
either by rejecting an amendment or by giving written notice of its intent to withdraw to the Plan Sponsor, the Committee and the Trustee. The Committee shall then determine, within ninety (90) days following the receipt of the rejection or notice, the portion of the Trust Fund that is attributable to the Participants employed by the withdrawing Employer and shall forward a copy of such determination to the Trustee. Upon receipt of the determination, the Trustee shall immediately segregate those assets attributable to the Participants employed by the withdrawing Employer and shall transfer those assets to the successor trustee when it receives a designation of such successor from the withdrawing Employer.

     The withdrawal from the Plan will not terminate the Plan with respect to the withdrawing Employer. Instead, the withdrawing Employer shall, as soon as practical, either appoint a successor trustee or trustees and reaffirm the Plan as a new and separate plan and trust intended to qualify under Sections 401(a) and 501(a) of the Code, or establish another plan and trust intended to qualify under Sections 401(a) and 501(a) of the Code.

     The determination of the Committee, in its sole discretion, of the portion of the Trust Fund that is attributable to the Participants employed by the withdrawing Employer shall be final and binding upon all persons or entities; and, the Trustee's transfer of those assets to the designated successor trustee shall relieve the Trustee of any further obligation, liability or duty to the withdrawing Employer, the Participants employed by that Employer and their Beneficiaries, and the successor Trustee.

     11.4. Voluntary and Involuntary Termination:  Any Employer may terminate
           -------------------------------------
its participation in the Plan by executing and delivering to the Committee and the Trustee a notice which specifies the date on which its participation in the Plan shall terminate. Likewise, participation of an Employer in the Plan will automatically terminate upon the general assignment by that Employer of substantially all of its assets to or for the benefit of its creditors, or the liquidation or dissolution of that Employer without a successor (whether or not as the result of a bankruptcy proceeding).

     Upon termination of participation in the Plan by any Employer without provision for continuation of the portion thereof attributable to such Employer, subject to the provisions of this Section, the Trustee shall distribute to each Participant employed by the terminating Employer the vested amounts certified by the Committee as then credited to the Accounts of the Participants employed by the terminating Employer. If a Participant's vested Account balance (derived from Employer and any Employee Contributions) which is distributable hereunder does not exceed $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000), such Account balance shall be distributed in the form of a lump sum payment which may be paid in cash or in kind (other than an annuity based on the life of the Participant or any Beneficiary). Such distribution may be made without the necessity of obtaining the consent of the Participant. If a Participant's vested Account balance (derived from Employer and any Employee Contributions) which is distributable hereunder is in excess of $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000), and if the Participant consents to the distribution hereunder in the form of a lump sum payment, the Committee shall direct the Trustee to make settlement of a Participant's Account as provided in the second preceding sentence. If a Participant's vested Account balance (derived from Employer and any Employee Contributions) which is distributable hereunder is in excess of $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000), and if the Participant fails to consent to the distribution hereunder, the Committee shall direct the Trustee to make settlement of the Participant's Account by distribution of a deferred commercial annuity which can be purchased (with the net proceeds of the Participant's vested Account balance) from any life insurance company licensed to conduct business in the State of the situs of the Trust, provided that such annuity (i) shall provide the same settlement provisions as are set out in Article VI and (ii) shall be issued or endorsed as nontransferable so that the owner thereof cannot sell, assign, discount, or pledge as collateral for a loan or as security for the performance of an obligation or for any other purpose his interest in such contract to any person, other than the issuer of such annuity upon the surrender thereof, and, further provided, that in the event of any conflict between applicable provisions of the Plan (regarding the timing or manner of payment of benefit) and the terms and provisions of any such commercial annuity purchased hereunder, the terms and provisions of the Plan shall control. Subject to subsequent provisions hereof, distributions hereunder shall be made as soon as administratively practicable, but in no event later than the time required under applicable provisions of the Code.

     In the event that (i) the Plan is maintained by the Plan Sponsor and at least one other Employer which is an Affiliated Employer required to be aggregated with the Plan Sponsor, (ii) on an ongoing basis, assets of the Plan are available to pay benefits to any Employee who is a Participant (and Beneficiaries thereof) and thus the Plan should be viewed as a single plan for purposes of Section 414(1) of the Code, and (iii) the Plan is operated on a consolidated basis, then, in that event, should any Employer which is an Affiliated Employer terminate participation in the Plan without provision for continuation of the portion thereof attributable to such Employer, subject to application of Section 11.5 (relating to partial terminations), any forfeitures arising incident to the distributions described above shall be allocated in accordance with Section 4.6 ratably among the Plan Sponsor and each remaining Employer which is an Affiliated Employer, to reduce future Contributions of each such Employer. Any unapplied portion (comprised of excess amounts arising from or attributable to Contributions of such terminating Affiliated Employer) of any suspense account described in Section 4.3 shall be applied pro-rata to reduce future Contributions of the Plan Sponsor and any remaining Employer which is an Affiliated Employer.

     Regardless of whether the Plan is operated on an ongoing basis which should result in the Plan being viewed as a single plan for purposes of Section 414(1) of the Code, in the event that the Plan is not operated on a consolidated basis and separate accounts and records are maintained for each separate Employer under the Plan, then should any Employer which is an Affiliated Employer terminate participation in the Plan without provision for continuation of the portion thereof attributable to such Employer, Participants employed by such terminating Employer as of the date of such termination of participation in the Plan shall have a 100% vested and nonforfeitable interest in their Accounts. Similar rules shall apply with respect to any other Employer with respect to which the Plan is not operated on a consolidated basis.

     If the Plan should terminate, or should an Employer terminate its participation in the Plan without causing the Plan to terminate, the Trustee, as directed by the Committee, shall notify the Internal Revenue Service of such termination of the Plan or termination of participation in the Plan by an Employer, and the Plan Sponsor shall apply to the Internal Revenue Service for a determination letter with respect to said termination of the Plan or termination of participation in the Plan by an Employer. The Trustee shall not distribute the assets in the Trust Fund in violation of applicable provisions of Article VI of the Plan or prior to receipt of a copy of a determination letter from the Internal Revenue Service to the effect that an immediate distribution of Plan assets will not adversely affect the prior qualification of the Plan under Sections 401(a) of the Code and the exemption of the Trust under Section 501(a) of the Code. Provided further, notwithstanding any other provision of the Plan to the contrary, amounts allocated and credited to the affected Participants' Accounts may be distributed in any form authorized hereunder which constitutes a lump sum distribution described in Section 401(k)(10) of the Code prior to such time such amounts would otherwise be distributed if (i) the Plan is terminated without establishment of a successor plan in contravention of Section 401(k)(10)(A)(i) of the Code and regulations or other authority issued thereunder by the appropriate governmental authority, (ii) the Plan Sponsor or other Employer effects a disposition (to an employer which is not an Affiliated Employer) of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used by such Plan Sponsor or other Employer in a trade or business of such Plan Sponsor or other Employer with respect to any former Participant who continues employment with the employer which acquires such assets, and the Plan Sponsor or other Employer continues to maintain the Plan after such disposition, or (iii) the Plan Sponsor or other Employer effects a disposition (to an employer which is not an Affiliated Employer) of its interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) with respect to any Participant who is a former Employee of such Employer who continues employment with the subsidiary, and the Plan Sponsor or other Employer continues to maintain the Plan after such disposition. A distribution may be made under Section 401(k)(10) of the Code and clauses (ii) and (iii) of this paragraph only if the Plan Sponsor or Employer continues to maintain the Plan after the disposition. This requirement is satisfied only if the purchaser does not maintain the Plan after the disposition. A purchaser maintains the Plan if it adopts the Plan or otherwise becomes an employer whose employees accrue benefits under the Plan. A purchaser also maintains the Plan if the Plan is merged or consolidated with, or any assets or liabilities are transferred from the Plan to, a plan maintained by the purchaser in a transaction subject to Section 414(l)(1) of the Code. A purchaser is not treated as maintaining the Plan merely because a plan that it maintains accepts rollover contributions of amounts distributed by the Plan.

     For purposes of the previous paragraph, in accordance with Section 1.401
(k)-1(d)(3) of the Income Tax Regulations, a successor plan is any other defined contribution plan maintained by the same employer. However, if fewer than two percent (2%) of the employees who are eligible under the Plan at the time of its termination are or were eligible under another defined contribution plan at any time during the 24-month period beginning 12 months before the time of the termination, the other plan is not a successor plan. The term "defined contribution plan" means a plan that is a defined contribution plan as defined in Section 414(i) of the Code, but does not include an employee stock ownership plan as defined in Section 4975(e) or 409 of the Code or a simplified employee pension as defined in Section 408(k) of the Code. A plan is a successor plan only if it exists at the time the Plan is terminated or within the period ending 12 months after distribution of all assets from the Plan.

     Pursuant to Section 11.5, the termination of participation in the Plan by any one or more of an Employers will not constitute a termination of the Plan with respect to any other remaining Employers. Upon satisfaction of all liabilities to all Participants and Beneficiaries hereunder, the Trust shall terminate.

     11.5. Vesting Upon Discontinuance of Employer Contributions, Total or
           ---------------------------------------------------------------
Partial Termination:  Notwithstanding any other provision of the Plan, in the
-------------------
event that there is a total or partial termination, or complete discontinuance of an Employer Contributions hereunder, the vesting schedule contained in Sections 6.4 shall be inapplicable to the affected Participants and each affected Participant thereupon shall have a full 100% vested interest in the amount credited to his Account as of the end of the last Plan Year for which a substantial Employer Contribution was made and in any amounts thereafter credited or allocated to his Account; provided, however, that if an Employer shall thereafter resume making substantial Contributions hereunder, all amounts credited or allocated to an affected Participant's Account with respect to the Plan Year for which such Contributions are resumed, and the Plan Years for which they are continued, shall vest only in accordance with the vesting schedules contained in Sections 6.4. During any such period of termination or complete discontinuance of Employer Contributions, all other provisions of the Plan shall nevertheless continue in full force and effect, other than provisions for Employer Contributions and the allocation thereof to the affected Participants' Accounts. Except as otherwise provided in Section 11.4, the Plan shall not terminate earlier than the effective date as of which the Plan is voluntarily terminated by the Plan Sponsor or by the Plan Sponsor and the other Employers maintaining the Plan.

     11.6. Continuance Permitted Upon Sale or Transfer of Assets:  An Employer's
           -----------------------------------------------------
participation in the Plan will not automatically terminate in the event that it consolidates, merges, and is not the surviving corporation; sells substantially all of its assets; is a party to a reorganization and its Employees and substantially all of its assets are transferred to another entity; or liquidates or dissolves, if there is a successor entity. Instead, the resulting successor person, firm, corporation, or other entity may assume and continue the Plan and the Trust by executing a direction, entering into a contractual commitment or adopting a resolution, as the case may be, providing for the continuance of the Plan and the Trust simultaneous with or within one hundred twenty (120) days after such consolidation, merger, sale, reorganization, liquidation or dissolution. If after such one hundred twenty (120) day period, the successor entity has not assumed and continued the Plan and otherwise complied with the provisions of Section 11.3, the successor entity shall be deemed to have given notice under Section 11.4 and its participation in the Plan will then automatically terminate on the one hundred twenty-first (121st) day and, in that event, the appropriate portion of the Trust Fund will be distributed exclusively to the affected Participants or their Beneficiaries as soon as practicable pursuant to Section 11.4.

     11.7. Requirement on Merger, Transfer, etc:  Notwithstanding any other
           ------------------------------------
provision hereof, in accordance with Section 414(1) of the Code and regulations or other authority issued thereunder by the appropriate governmental authority, the Plan will not be merged or consolidated with, nor shall any assets or liabilities of the Plan be transferred to, any other plan unless each Participant would receive (if the Plan then terminated) a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit that he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated). In addition, any accrued benefits under the Plan which are subject to and protected under Section 411(d)(6) of the Code shall not be reduced or eliminated in violation of Section 411(d)(6) of the Code (or regulations or other authority issued thereunder by the appropriate governmental authority) incident to (i) any merger, consolidation, spin-off or transfer of such accrued benefits or (ii) any transaction involving an amendment or having the effect of an amendment of the Plan to transfer such accrued benefits.

     Subject to Sections 8.2(i), 8.2(j), 8.2(k) and 9.2, the Trustee, as directed by the Committee, shall have the authority to enter into (i) an agreement to merge or consolidate the Plan with another plan which meets the requirements of Sections 401(a) and 501(a) of the Code or (ii) an agreement to accept the direct transfer of assets from any such plan or to transfer Plan assets to any such plan. Except in cases in which the Plan accepts direct rollovers of eligible rollover distributions in accordance with Section 401(a)(31) of the Code and
Section 6.6(c) hereof, to the extent that any such assets that are directly transferred to the Plan are composed of amounts attributable to elective contributions (described in Section 402(g)(3) of the Code), or qualified nonelective contributions (described in Section 401(m)(4)(C) of the Code), or match ing contributions (described in Section 401(m)(4)(A) of the Code) that are treated as elective contributions under Section 401(k) of the Code, such amounts shall remain subject to any limitations on distribution thereof and, thus, shall not be distributed under the Plan prior to such time as is permitted under the transferor plan and Section 401(k) of the Code. Subject to the Code Sections described in the immediately preceding sentence, if assets are accepted on behalf of any Employee prior to the date that such Employee is eligible to enter the Plan as an active Participant, such Employee shall be deemed to be a Participant; provided however, such Employee shall not be entitled to make or authorize Contributions to the Plan or share in the allocation of any Employer Contributions unless and until such Employee meets the requirements of Sections 2.1, 3.2 and 4.2 of the Plan.

     The Trustee shall not consent or be a party to a merger, consolidation or transfer of assets with a defined benefit plan, except with respect to a Rollover Contribution or a transfer which the Committee has determined to be an "elective transfer" (described below). The Trustee shall hold, administer and distribute the transferred assets as a part of the Trust Fund. Unless a transfer of assets to the Plan is a Rollover Contribution or an "elective transfer" (defined below), the Plan shall apply the optional forms of benefit protections described in this Section and in Section 11.1 to all of the transferred assets. A transfer is an elective transfer if: (i) the transfer satisfies the preceding provisions of this Section; (ii) the transfer is voluntary, under a fully informed election by the Participant; (iii) the Participant has an alternative that retains his Code Section 411(d)(6) protected benefits (including an option to leave his benefit in the transferor plan if that plan is not terminating and the Participant's transferor plan account exceeds $3,500 (or for Plan Years beginning on and after January 1, 1998, $5,000)); (iv) the transfer satisfies the applicable spousal consent requirements of the Code; (v) the transferor plan satisfies the qualified joint and survivor annuity notice requirements of the Code, if the Participant's transferred benefit is subject to those requirements;
(vi) the Participant has the right to immediate distribution from the transferor plan in lieu of the elective transfer; (vii) the transferred benefit is the entire nonforfeitable accrued benefit under the transferor plan (1) calculated to be at least the greater of the single sum distribution provided by the transferor plan for which the Participant is eligible or the present value of the Participant's accrued benefit under the transferor plan payable at that plan's normal retirement age and (2) calculated by using an interest rate that complies with the requirements of Section 417(e) of the Code and subject to the overall limitations of Section 415 of the Code; (viii) the Participant has 100% vested interest in the transferred benefit; and (ix) the transfer otherwise satisfies applicable regulations or other guidance issued under applicable provisions of the Code by the appropriate governmental authority.

                                  ARTICLE XII.

                                 MISCELLANEOUS

     12.1. Plan Not An Employment Contract:  The adoption and maintenance of the
           -------------------------------
Plan shall not be deemed to be a contract between any Employer and its Employees which gives any Employee the right to be retained in the employment of any Employer; to interfere with the rights of any Employer to discharge any Employee at any time; or to interfere with any Employee's right to terminate his employment at any time.

     12.2. Benefits Provided Solely From Trust Fund:  All benefits payable under
           ----------------------------------------
the Plan shall be paid or provided for solely from the Trust Fund; neither the Committee nor any Employer assumes any liability or responsibility therefor. Each Participant assumes all risks in connection with any decrease in the market value of any common stocks or other investments held on his behalf in accordance with the provisions of the Plan.

     12.3. Spendthrift Provision:  No principal or income payable, or to become
           ---------------------
payable, from the Trust Fund will be subject to: (i) anticipation or assignment by any Participant or by any Beneficiary; (ii) attachment by, interference with, or control of any creditor of a Participant or Beneficiary; or (iii) being taken or reached by any legal or equitable process in satisfaction of any debt or liability of a Participant or Beneficiary prior to its actual receipt by such Participant or Beneficiary. Any attempted conveyance, transfer, assignment, mortgage, pledge, hypothecate or encumbrance of the Trust Fund, or any part or interest in it, by a Participant or Beneficiary prior to distribution will be void, whether that conveyance, transfer, assignment, mortgage, pledge, hypothecation or encumbrance is intended to take place or become effective before or after any distribution of Trust Fund assets or the termination of the Trust. Furthermore, the Trustee shall not be required to recognize any conveyance, transfer, assignment, mortgage, pledge, hypothecate or encumbrance by a Participant or Beneficiary of the Trust, or any part or interest in it, or to pay any money or thing of value to any creditor or assignee of a Participant or Beneficiary for any cause whatsoever.

     This Section shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order (as defined in Section 414(p) of the Code). In addition, in the event that, pursuant to a qualified domestic relations order described above, an Account or subaccount is established for the benefit of the former spouse or dependent of a Participant ("alternate payee"), and in the further event that Participants are entitled to direct the investment of their Accounts in accordance with Section 4.10, unless the Committee otherwise prescribes pursuant to uniformly applied nondiscriminatory rules formulated by the Committee, any alternate payee shall be considered to be a Participant for purposes of Section 4.10 and, thus, shall be entitled to direct the investment of such Account or subaccount.

     In the event that the Committee receives notice that a domestic relations order that is intended to be qualified domestic relations order is being prepared and will be provided to the Committee within a reasonably short time, the Committee may place a temporary hold on the distribution of benefits under the Plan to the affected Participant, pending (a) the determination

                                     XII-1
of whether such order is a qualified domestic relations order within the meaning of Section 414(p) of the Code, and (b) the rights of the alternate payee under such order; provided that no such temporary hold shall prevent the Plan from making any distributions required by Section 6.6(a)(iv) hereof.

     12.4. Gender, Tense and Headings:  Whenever the context so requires, words
           --------------------------
of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. The words "herein," "hereof," "hereunder," and other similar compounds of the word "here" shall refer to the entire Plan, not to any particular Section or provision of the Plan. Headings of Articles, Sections and subsections as used herein are inserted solely for convenience and reference and constitute no part of the Plan.

     12.5. General Transition Rules Relating to Amendment, Restatement and
           ---------------------------------------------------------------
Continuation of Plan:  This Section shall generally apply to any Prior Plan.
--------------------

           (a)  Application of Plan:  Except as otherwise provided under the
                -------------------
     Plan, in the event that an Employer adopts the Plan as an amendment, restatement and continuation of a Prior Plan, the provisions of the Plan shall apply only to Employees whose employment with an Employer terminates after the effective date of the Plan. If an Employee's employment with an Employer terminates prior to the effective date of an Employer's adoption of the Plan, the former Employee shall be entitled to benefits under the terms and provisions of Employer's Prior Plan as that plan existed on the date of the termination of employment.

           (b)  Maintenance of Accounts:  Amounts credited to a Participant's
                -----------------------
     accounts under the Prior Plan as in effect immediately prior to the effective date of its amendment, restatement and continuation hereunder shall constitute the opening balances of corresponding Accounts established under the Plan. To the extent that individual direction of investment of individual Accounts is no longer permitted under the Plan after the effective date of an Employer's adoption thereof, the Committee may direct that such Accounts shall be liquidated and the proceeds shall establish opening Account balances as of the date specified by the Committee, whereupon such Accounts shall become part of the commingled Trust Fund subject to otherwise applicable rules for allocating income, gain, loss, appreciation or depreciation to Accounts.

           (c)  Employee Elections:  Employee elections (under the Prior Plan as
                ------------------
     in effect immediately prior to the effective date of its amendment, restatement and continuation hereunder) with respect to Employee contribution rates, investment thereof, etc., shall continue in effect under the Plan unless the Committee otherwise directs. Similarly, any beneficiary designation in effect under the Prior Plan immediately prior to its amendment, restatement and continuation hereunder shall be deemed to be a valid designation filed with the Committee under applicable provisions of the Plan, to the extent consistent with the Plan and applicable law and regulations or other authority issued thereunder by the appropriate governmental authority, unless and until the Participant revokes such Beneficiary designation under applicable provisions of the Plan.

                                     XII-2

           (d)  Contributions:  With respect to Plan Years that commenced prior
                -------------
     to January 1, 1989, the terms and provisions of the Plan document and Prior Plan document (as in effect at such time) which govern determination of the amount of (i) any contributions (therein described) and (ii) the Participants entitled to share in the allocation of contributions shall apply to Participants who were subject thereto during such Plan Years solely for the purpose of determining (i) the amount of any such contribution and (ii) the Participants who are entitled to share in the allocations thereof for any such Plan Year.

           (e)  Withdrawals and Loans:  Except to the extent inconsistent with
                ---------------------
     applicable law and regulations or other authority issued thereunder by the appropriate governmental authority, and unless the Committee otherwise directs, any withdrawals authorized and loans made under the Prior Plan, as in effect immediately prior to the effective date of its amendment, restatement and continuation hereunder, shall continue to be governed by the terms and provisions of the Prior Plan as it existed on the date of the withdrawal and/or loan. Provided, however, any withdrawals or loans permitted under the Plan after its effective date shall be governed solely by terms and provisions of the Plan.

           (f)  Accounting:  Unless the Committee otherwise directs, Trust Fund
                ----------
     accounting for income, gain, loss, appreciation and depreciation and forfeitures under the Prior Plan, as in effect immediately prior to the effective date of its amendment, restatement and continuation hereunder, shall not be affected by the adoption of the Plan .

           (g) Distribution of Benefits: Amounts being paid to a Participant who is a former Employee of an Employer, or such person's Beneficiary under the Prior Plan, as in effect immediately prior to the effective date of its amendment, restatement and continuation hereunder, shall continue to be paid in accordance with the terms and provisions of the Prior Plan.

           (h)  Continued Term of Plan Officials:  Unless the Committee
                --------------------------------
     otherwise directs, members of the committee (or comparable administrator or governing authority) and the agent for service of legal process under the Prior Plan shall not continue in such capacities under the Plan.

     12.6. Severability:  Each term and provision of the Plan is severable, and
           ------------
the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision.

     12.7. Governing Law; Parties to Legal Actions:  The terms and provisions of
           ---------------------------------------
the Plan shall be construed, administered, and governed under the laws of the State of Texas and, to the extent applicable, by the laws of the United States. The Trustee or any Employer may at any time initiate a legal action or proceeding for the settlement of the account of the Trustee, for the determination of any question, or for instructions. The only necessary parties to any such action or proceeding are the Trustee, the Plan Sponsor or other affected Employer; however, any other person may be included as a party at the election of the Trustee, the Plan Sponsor or other affected Employer.

                                     XII-3

     12.8. Notices:  Except as otherwise specifically provided under the Plan,
           -------
any notice, description, explanation, direction, consent, election, waiver or other information required or permitted to be given under the Plan shall be sufficient if it is in writing and otherwise complies with the requirements of applicable provisions of the Plan and rules established by the Committee and if hand-delivered to the Participant, Beneficiary, member of the Committee, Trustee or other person to whom such communication is to be given, or if sent by registered mail (return receipt requested) or by any other reasonable method to such person at the address last furnished by such person. Any such communication described in the immediately preceding sentence shall be effective as of the date of the postmark if mailed via registered mail and the return receipt is received by the sender, or upon actual receipt by the party receiving such communication in the event that (i) such return receipt is not received by the sender or (ii) such communication was given by in-hand delivery or by any other reasonable method.

     12.9. Counterparts:  This Plan and Trust may be executed in two or more
           ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. It shall not be necessary that any single counterpart hereof be executed by all parties so long as each party executes at least one counterpart.

     IN WITNESS WHEREOF, the Plan Sponsor and the Trustee have caused this Agreement to be executed this 21st day of April, 1998, to be effective as of the Effective Date of January 1, 1997, except as otherwise provided under certain terms or provisions of the Plan.



ATTEST:                                      CAMCO INTERNATIONAL INC.


By: /s/ J. Christopher Holland               By: /s/ Gary D. Nicholson
    ___________________________                  ----------------------------
Name:   J. Christopher Holland                    Gary D. Nicholson
Title:  Assistant Treasurer                       Chairman,President and CEO



                                             By: /s/ Ronald R. Randall
                                                 ------------------------------
                                                  Ronald R. Randall, as Trustee



                                             By: /s/ Herbert S. Yates
                                                 ------------------------------
                                                  Herbert S. Yates, as Trustee

                                     XII-4

THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)


     This instrument was acknowledged before me on April 21, 1998 by Gary D. Nicholson, Chairman, President and CEO of Camco International Inc., a Delaware corporation, on behalf of said corporation.


                                             /s/ Theresa L. Ridout
                                             -----------------------------------
                                             Notary Public in and for
                                             the State of Texas

                                             Printed Name: Theresa L. Ridout
                                             My commission expires: May 3, 2001



THE STATE OF TEXAS  (S)
                    (S)
COUNTY OF HARRIS    (S)


     This instrument was acknowledged before me on April 21, 1998 by Ronald R. Randall and Herbert S. Yates, individuals, as trustees of the Camco Thrift Plan.


                                             /s/ Theresa L. Ridout
                                             -----------------------------------
                                             Notary Public in and for
                                             the State of Texas

                                             Printed Name: Theresa L. Ridout
                                             My commission expires: May 3, 2001

                                     XII-5